EXHIBIT 10.1





                                 AMENDMENT NO. 2

                          dated as of February 23, 2004

                                       to

                           LOAN AND SECURITY AGREEMENT


                          dated as of January 22, 2003


                                  by and among


                          ABRAXAS PETROLEUM CORPORATION


                                  as Borrower,


                          THE SUBSIDIARIES OF BORROWER
                           THAT ARE SIGNATORIES HERETO


                                 as Guarantors,


                     THE LENDERS THAT ARE SIGNATORIES HERETO

                                 as the Lenders,

                                       and


   WELLS FARGO FOOTHILL, INC., FORMERLY KNOWN AS FOOTHILL CAPITAL CORPORATION


                    as the Arranger and Administrative Agent

                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 2 (this "Amendment") dated as of February 23, 2004, among
(i) on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., FORMERLY KNOWN AS FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and GUGGENHEIM CORPORATE FUNDING, LLC, a Delaware limited liability company, as Specified Appointee for the Non-Revolver A Lenders ("GCF" or the "Specified Appointee"), and (ii) on the other hand, ABRAXAS PETROLEUM CORPORATION, a Nevada corporation ("Borrower"), and the subsidiaries of Borrower that are signatories hereto ("Guarantors").


                                    RECITALS

         Certain of the Lenders, the Agent, the Borrower and the Guarantors are parties to the Loan and Security Agreement dated as of January 22, 2003, as amended by Amendment No. 1 thereto dated October 30, 2003 (as so amended, the "Loan Agreement").

         Certain of the Lenders party to this Amendment and GCF are becoming parties to the Loan Agreement, as amended hereby, by their execution and delivery of this Amendment; other such Lenders were parties to the Loan Agreement or became such parties by assignment before the execution and delivery of this Amendment. Terms used but not defined in this Amendment are used as defined in Section 1 of the Loan Agreement.

         The parties wish to amend the Loan Agreement and to provide for the repayment of all the Term Loan Obligations and certain related matters. Accordingly, the parties agree as follows:


                     PART I - AMENDMENTS AND RELATED MATTERS

         (a) Amendments. The Loan Agreement is hereby amended so that (i) Sections 1 through 18 thereto are hereby replaced by Sections 1 through 18 attached hereto, (ii) the Schedules thereof are hereby replaced by the Schedules attached hereto, and (iii) each party to this Amendment that is not currently a party to the Loan Agreement shall become a party to the Loan Agreement, as amended hereby.

         (b) Effectiveness. This Amendment shall be binding and deemed effective when executed by each of the parties hereto and is subject to the fulfillment, to the satisfaction of Agent and the Specified Appointee, of each of the conditions precedent set forth below:

               (i) the Amendment No. 2 Closing Date shall occur on or before February 23, 2004;
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               (ii)  Each  of  Agent  and the  Specified  Appointee  shall  have received each of the following documents, in form and substance satisfactory to Agent and the Specified Appointee, duly executed, and each such document shall be in full force and effect:

                  (A)the  disbursement  letter dated as of the  Amendment  No. 2
                     Closing Date among Borrower, Agent, and the Lenders,

                  (B)the fee  letter  dated as of the  Amendment  No. 2  Closing
                     Date among Borrower, Agent and the Specified Appointee;

                  (C)the  amendments  to the  Mortgages  attached  as  Exhibit A hereto,

               (iii) Each of Agent and the Specified Appointee shall have received a certificate from the Secretary of Borrower (A) attesting to the resolutions of Borrower's Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which Borrower is a party and authorizing specific officers of Borrower to execute the same and (B) certifying the names and true signatures of the officers of Borrower authorized to sign each Loan Document to which Borrower is a party;

               (iv) Each of Agent and the Specified Appointee shall have received copies of Borrower's Governing Documents, as amended, modified, or supplemented to the Amendment No. 2 Closing Date, certified by the Secretary of Borrower;

               (v) Each of Agent and the Specified Appointee shall have received a certificate of status with respect to Borrower, dated within 10 days of the Amendment No. 2 Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Borrower, which certificate shall indicate that Borrower is in good standing in such jurisdiction;

               (vi) Each of Agent and the Specified Appointee shall have received certificates of status with respect to Borrower, each dated within 30 days of the Amendment No. 2 Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of Borrower) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that Borrower is in good standing in such jurisdictions;

               (vii) Each of Agent and the Specified Appointee shall have received a certificate from the Secretary of each Guarantor (A) attesting to the resolutions of Guarantor's Board of Directors authorizing its execution, delivery, and performance of the Loan Documents to which Guarantor is a party and authorizing specific officers of Guarantor to execute the same and (B) certifying the names and true signatures of the officers of such Guarantor authorized to sign each Loan Document to which such Guarantor is a party;

               (viii) Each of Agent and the Specified Appointee shall have received copies of each Guarantor's Governing Documents, as amended, modified, or supplemented to the Amendment No. 2 Closing Date, certified by the Secretary of Guarantor;

               (ix) Each of Agent and the Specified Appointee shall have received a certificate of status with respect to Guarantor, dated within 10 days of the Amendment No. 2 Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Guarantor, which certificate shall indicate that Guarantor is in good standing in such jurisdiction;

               (x) Each of Agent and the Specified Appointee shall have received certificates of status with respect to Guarantor, each dated within 30 days of the Amendment No. 2 Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of Guarantor) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that Guarantor is in good standing in such jurisdictions;

               (xi) Each of Agent and the Specified Appointee shall have received satisfactory evidence (including a certificate of the chief financial officer of Borrower) that all tax returns required to be filed by Borrower have been timely filed and all taxes upon Borrower or its properties, assets, income and franchises (including Real Property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest;

               (xii) Each of Agent and the Specified Appointee shall have completed its business, legal, and collateral due diligence, including (A) a collateral audit and review of Borrower's books and records and verification of Borrower's representations and warranties to the Lender Group, (B) environmental reports on the Oil and Gas Properties of Borrower and Guarantors and (C) a takeover audit, which will include, among other things, a verification that all of Borrower's and Guarantors' production taxes and royalty payments are current, verification of Borrower's and Guarantors' cash balances (including the sources of such cash) and a calculation of the Borrowing Base after updating the two-year NYMEX Strip Price and rolling forward the production volumes of Borrower and Guarantors, in each case the results of which shall be satisfactory to Agent and the Specified Appointee;

               (xiii) Each of Agent and the Specified Appointee shall have received (A) the Amendment No. 2 Closing Date Projections, (B) evidence satisfactory to it that the debt and capital structure of Borrower and its Subsidiaries is consistent with the projections of Borrower and its Subsidiaries previously delivered to Agent and GCF and (C) financial reports of Borrower and its Subsidiaries for the period ending November 30, 2004;

               (xiv) Each of Agent and the Specified Appointee shall have received satisfactory evidence verifying all production taxes and royalty payments pertaining to each well comprising a part of the Oil and Gas Properties are current;

               (xv) Borrower shall have the Required Availability after giving effect to the initial extensions of credit hereunder;

               (xvi) no Material Adverse Change shall have occurred;

               (xvii) Each of Agent and the Specified Appointee shall have received evidence that Borrower shall have entered into Commodity Hedging Agreements with respect to its Hydrocarbon production with one or more counterparties rated investment grade by Moody's and Standard & Poor's, or the equivalent by a rating agency acceptable to Agent or with a counterparty otherwise reasonably acceptable to Agent, with the aggregate notional volumes of Hydrocarbons covered by such Commodities Hedging Agreements constituting not less than 25% on the Amendment No. 2 Closing Date through March 31, 2004 and (b) 40% thereafter, and not more than 75% of the aggregate amount of Borrower's estimated Hydrocarbon production volumes on an mcf equivalent basis (where one barrel of oil is equal to six mcf of gas) for the succeeding six calendar months after the Amendment No. 2 Closing Date from Oil and Gas Properties classified as Proved Developed Producing Reserves in the Initial Reserve Report plus the estimated production from anticipated drilling by Borrower or its Subsidiaries during such succeeding six months;

               (xviii) Each of Agent and the Specified Appointee shall have received and reviewed information with respect to all material litigation of Borrower and its Subsidiaries, and shall be satisfied with the results of its review;

               (xix) Each of Agent and the Specified Appointee shall have received fully executed copies of each of the Material Contracts and the New Notes Documents, together with a certificate of the Chief Executive Officer of Borrower certifying each such document as being a true, correct, and complete copy thereof and that such agreements, documents or instruments remain in full force and effect and that none of the Loan Parties has breached or defaulted in any of its obligations under such agreements;

               (xx) Borrower shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Borrower and each Guarantor of this Agreement or any other Loan Document or with the consummation of the transactions contemplated hereby and thereby;

               (xxi) Agent and the Specified Appointee shall have received opinions of the Loan Parties' counsels in form and substance satisfactory to Agent; and

               (xxii) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent and the Specified Appointee.

     The initial funding by the Lenders of Advances on the Amendment No. 2 Closing Date shall be deemed to be evidence of satisfaction (or waiver) of all conditions precedent set forth above.


          (d) Fees and Other Amounts. Fees and other amounts payable in connection with the prepayment of the Term Loan and repayment of Revolver Advances will be paid as set forth in the Fee Letter.

          (e) Loan Agreement Otherwise in Full Force and Effect. The Loan Agreement shall remain in full force and effect as amended hereby.

          (f) Revolver A Advances/Letter of Credit Usage Block. Until payment in full of all the Term Loan Obligations (which is being effected in connection with this Amendment through the Term Loan Payoff, as such term is defined in the Disbursement of Proceeds Letter of even date herewith among Borrower, Agent, the Specified Appointee and the lenders signatory thereto), the sum of all outstanding Revolver A Advances (as defined in the Loan Agreement as amended by this Amendment) plus the Letter of Credit Usage (as defined in the Loan Agreement as amended by this Amendment) shall not exceed $10 million.



                    PART II - REPRESENTATIONS AND WARRANTIES

          In order to induce the Lender Group to enter into this Amendment, each Domestic Loan Party makes the representations and warranties to the Lender Group set forth in Section 5 of the Loan Agreement attached hereto, which shall be true, correct and complete, in all material respects, as of the date hereof and shall be true, correct and complete, in all material respects, as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date), and such representations and warranties shall survive the execution and delivery of this Amendment.


                          PART III - GENERAL PROVISIONS

          (a) Part Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Part of this Amendment applies equally to this entire Amendment.

          (b) Interpretation. Neither this Amendment nor any uncertainty or ambiguity herein shall be construed against the Lender Group or Borrower, whether under any rule of construction or otherwise. On the contrary, this Amendment has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

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

          (c) Severability of Provisions. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

          (d) Amendments in Writing. This Amendment only can be amended by a writing signed by all parties hereto.

          (e) Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment. The foregoing shall apply to each other Loan Document mutatis mutandis.

          (f) Integration. This Amendment, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.


                                    [Signature page to follow.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                           BORROWER:

                           ABRAXAS PETROLEUM CORPORATION

                           By:
                           Name:
                           Title:

                           GUARANTORS:

                           SANDIA OIL & GAS CORPORATION

                           By:
                           Name:
                           Title:

                           SANDIA OPERATING CORP.

                           By:
                           Name:
                           Title:

                           EASTSIDE COAL COMPANY, INC.

                           By:
                           Name:
                           Title:

                           WESTERN ASSOCIATED ENERGY CORPORATION

                           By:
                           Name:
                           Title:

                           WAMSUTTER HOLDINGS, INC.

                           By:
                           Name:
                           Title:

                           AGENT, SPECIFIED APPOINTEE AND LENDERS:

                           WELLS FARGO FOOTHILL, INC.,
                            as Agent and as a Lender

                           By:
                           Title:

                           ABLECO FINANCE LLC, as a Lender, for itself and on behalf of its affiliate assigns

                           By:
                           Title:

                           BERNARD NATIONAL LOAN INVESTORS, LTD.,
                           as a Lender

                           By:
                           Title:

                           UPPER COLUMBIA CAPITAL L.L.C.,
                           as a Lender

                           By:
                           Title:

                           GUGGENHEIM CORPORATE FUNDING, LLC,
                           as Specified Appointee


                    By:
                           Title:

          [SECTIONS 1-18 OF LOAN AGREEMENT ATTACHED TO AMENDMENT NO. 2]

1.       DEFINITIONS AND CONSTRUCTION.

     1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

          "Acceptable Commodity Hedging Agreement" means a Commodity Hedging Agreement (i) with a counterparty rated A3 or better by Moody's and A- or better by Standard & Poor's, or the equivalent by a rating agency acceptable to Agent,
(ii)  pursuant to an agreement  the terms of which are  acceptable  to Agent and
(iii) the arrangements of which are otherwise reasonably acceptable to Agent.

          "Account Debtor" means any Person who is or who may become obligated under, with respect to, or on account of, an Account, chattel paper, or a General Intangible.

          "Accounts" means all of Borrower's or any Guarantor's now owned or hereafter acquired right, title and interest with respect to "accounts" (as that term is defined in the Code) and any and all supporting obligations in respect thereof.

          "ACH Transactions" means any cash management or related services (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) provided by Wells Fargo or its Affiliates for the account of Borrower or its Subsidiaries.

          "Additional Documents" has the meaning set forth in Section 4.4.

          "Additional Loan" has the meaning set forth in Section 2.2.

          "Additional Loan Advances" has the meaning set forth in Section 2.2.

          "Additional Loan Amount" means $15,000,000.

          "Additional Loan Commitment" means, with respect to each Lender, its Additional Loan Commitment and, with respect to all Lenders, all of their Additional Loan Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

          "Additional Loan Lender" means any Lender with an Additional Loan Commitment.

          "Additional Loan Obligations" means any Obligations with respect to the Additional Loans (including, without limitation, the principal thereof, the interest payable thereon and the fees and expenses specifically related thereto).

          "Advance" means a Revolver A Advance, a Revolver B Advance or an Additional Loan Advance.

          "Affiliate" means, as applied to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract or otherwise; provided, however, that, for the purposes of Section 7.14: (a) any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed to control such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership or joint venture (other than joint ventures permitted under clause
(d) of the definition of Permitted Investments) in which a Person is a partner or joint venturer shall be deemed to be an Affiliate of such Person.

          "Agent" means Foothill, solely in its capacity as agent for the Lenders hereunder, and any successor thereto.

          "Agent Advances" has the meaning set forth in Section 2.3(e)(i).

          "Agent's Account" means an account identified on Schedule A-1.

          "Agent's Liens" means the Liens granted by Borrower or any Guarantor to Agent for the benefit of the Lender Group under this Agreement or the other Loan Documents.

          "Agent-Related Persons" means GCF, Agent, Specified Appointee and their Affiliates and their respective officers, directors, employees and agents.

          "Agent Reserve" has the meaning set forth in Section 2.1(b).

          "Agreement" has the meaning set forth in the preamble hereto.

          "Amendment No. 2" means Amendment No. 2 to this Agreement dated as of the Amendment No. 2 Closing Date .

          "Amendment No. 2 Closing Date" means February 23, 2004, the date on which Amendment No. 2 was executed and delivered and became effective.

          "Amendment No. 2 Closing Date Projections" means the set of Projections of Borrower for the three year period following the Amendment No. 2 Closing Date (on a year by year basis and for the year ended December 31, 2004 on a month by month basis).

          "Applicable Prepayment Premium" means, as of any date of determination, an amount equal to (a) during the period of time from and after the date of the execution and delivery of this Agreement up to the date that is the first anniversary of the Amendment No. 2 Closing Date, 1.50% times the aggregate amount of the permanent reduction of the applicable Revolver Commitment, (b) during the period of time from and including the date that is the first anniversary of the Amendment No. 2 Closing Date up to the date that is the second anniversary of the Amendment No. 2 Closing Date, 0.75% times the aggregate amount of the permanent reduction of the applicable Revolver Commitment, and (c) thereafter, $0.

          "Assignee" has the meaning set forth in Section 14.1.

          "Assignment and Acceptance" means an Assignment and Acceptance in the form of Exhibit A-1.

          "Authorized Person" means any officer or other employee of Borrower or any Guarantor.

          "Availability" means, as of any date of determination, if such date is a Business Day, and determined at the close of business on the immediately preceding Business Day, if such date of determination is not a Business Day, the amount that Borrower is entitled to borrow as Advances under Section 2.1 (after giving effect to all then outstanding Obligations (other than Bank Products Obligations and Additional Loan Obligations) and all sublimits and Agent Reserves applicable hereunder).

          "Bank Product Agreements" means those certain agreements entered into from time to time by Borrower or its Subsidiaries in connection with any of the Bank Products.

          "Bank Product Obligations" means all obligations, liabilities, contingent reimbursement obligations, fees and expenses owing by Borrower or its Subsidiaries to Wells Fargo or its Affiliates pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that Borrower is obligated to reimburse to Lender as a result of Lender purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to Borrower or its Subsidiaries pursuant to the Bank Product Agreements.

          "Bank Product Reserves" means, as of any date of determination, the amount of reserves that Lender has established (based upon Wells Fargo's or its Affiliate's reasonable determination of the credit exposure in respect of then extant Bank Products) for Bank Products then provided or outstanding, provided that (i) in order to qualify as Bank Product Reserves, such reserves must be established at the time Wells Fargo or its affiliate provides the applicable Bank Products and (ii) the total amount of reserves that shall qualify as Bank Product Reserves at any time shall not exceed $2,000,000.

          "Bank Products" means any service or facility extended to Borrower or its Subsidiaries by Wells Fargo or any Affiliate of Wells Fargo including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) Hedging Agreements.

          "Bankruptcy  Code" means (A) (i) the United  States  Bankruptcy  Code,
(ii)  the  Bankruptcy  and  Insolvency  Act  (Canada)  or (iii)  the  Companies'

Creditors  Arrangement  Act  (Canada),   as  applicable,   or  (B)  any  similar
legislation in a relevant jurisdiction, in each case as in effect from time to time.

          "Base Rate" means, the rate of interest announced within Wells Fargo at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

          "Base Rate Loan" means each portion of an Advance that bears interest at a rate determined by reference to the Base Rate.

          "Base Rate  Margin"  means (i) with  respect to  Revolver A  Advances,
1.125  percentage  points,  (ii) with  respect  to  Revolver  B  Advances,  3.00 percentage points and (iii) with respect to Additional Loan Advances, 8.00 percentage points.

          "Basis Differential" means, in the case of any Oil and Gas Property, the difference between the NYMEX futures contract prices and the sales prices at the delivery point where the oil or gas, as the case may be, produced by such Oil and Gas Property, is sold.

          "Benefit Plan" means a "defined benefit plan" (as defined in Section 3(35) of ERISA) or a benefit plan under Canadian Employee Benefit Laws for which Borrower or any Subsidiary or ERISA Affiliate of Borrower has been an "employer" (as defined in Section 3(5) of ERISA) or has held equivalent status under Canadian Employee Benefit Laws within the past six years.

          "Board of Directors" means the board of directors (or comparable managers) of Borrower or any committee thereof duly authorized to act on behalf of such board (or comparable managers).

          "Books" means Borrower's and each Guarantor's now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of Borrower's and each Guarantor's Records relating to its or their business operations or financial condition, and all of its or their goods or General Intangibles related to such information).

          "Borrower" has the meaning set forth in the preamble to this Agreement.

          "Borrowing" means a borrowing hereunder consisting of Advances made on the same day by any of the Lenders (or Agent on behalf thereof), or by Swing Lender in the case of a Swing Loan, or by Agent in the case of an Agent Advance.

          "Borrowing Base" has the meaning set forth in Section 2.1.

          "Business Day" means any day that is not a Saturday, a Sunday or a day on which national banks are authorized or required to close in New York City.

          "Canadian Employee Benefits Laws" means the Canadian Pension Plan Act (Canada), the Pension Benefit Act (Ontario), the Health Insurance Act (Ontario), the Employment Standard Act (Ontario) and any other applicable federal, provincial or local counterparts or equivalents, in each case as amended from time to time, to the extent same may be applicable to Borrower or any of the Guarantors.

          "Canadian Guaranty" means that certain Guaranty dated as of the Closing Date executed and delivered by Newco Canada in favor of Agent, for the benefit of the Lender Group.

          "Canadian Security Agreement" means the Fixed and Floating Charge Debenture, and the pledge thereof made by Newco Canada in favor of Agent, dated as of the Closing Date for the benefit of the Lender Group.

          "Canadian  Security  Documents"  means,  collectively,   the  Canadian
Guaranty and the Canadian Security Agreement.

          "Capital Expenditures" means, for any period, any direct or indirect cash expenditure made during such period, in each case, whether expensed or capitalized, in respect of the use of assets, including all Drilling Expenditures (as such term is defined in the New Notes Indenture as in effect on the Closing Date), and shall include all investments and cash expenses and other cash outflows of Borrower and its Subsidiaries related to any Permitted Investments (as such term is defined in the New Notes Indenture as in effect on the Closing Date) including, but not limited to, those relating to joint ventures, royalty arrangements, off-balance sheet financing and farm-out expenditures made by Borrower or its Subsidiaries, and expenditures made during such period in any Investment (as such term is defined in the New Notes Indenture as in effect on the Closing Date) other than Investments in Cash Equivalents, but excluding (i) any expenditures by Borrower or any of its Subsidiaries to the extent the source of funds for such expenditures was the proceeds of an equity offering by Borrower consummated after the original issuance of the New Notes or the proceeds of any Subordinated Indebtedness (as such term is defined in the New Notes Indenture as in effect on the Closing
Date) incurred by Borrower or any of its Subsidiaries after the issuance of the New Notes in compliance with the terms of this Agreement and the New Notes Indenture, (ii) any expenditures by Borrower or any of its Subsidiaries to the extent such expenditures constitute SG&A (as such term is defined in the New Notes Indenture as in effect on the Closing Date) not prohibited by the terms of the New Notes Indenture and (iii) any expenditures by Borrower or any of its Subsidiaries for Qualified Lease Operating Costs (as such term is defined in the New Notes Indenture as in effect on the Closing Date).

          "Capital Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

          "Capitalized Lease Obligation" means any Indebtedness represented by obligations under a Capital Lease.

          "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's,
(c) commercial paper maturing no more than 270 days from the date of acquisition thereof and, at the time of acquisition, having a rating of A-1 or P-1, or better, from S&P or Moody's, (d) certificates of deposit or bankers' acceptances maturing within 1 year from the date of acquisition thereof either (i) issued by any bank organized under the laws of the United States or any state thereof which bank has a rating of A or A2, or better, from S&P or Moody's, or (ii) certificates of deposit less than or equal to $100,000 in the aggregate issued by any other bank insured by the Federal Deposit Insurance Corporation and (e) to the extent not otherwise included in clauses (a) through (d) above, "Cash Equivalents" as such term is defined in the New Notes Indenture as in effect on the Closing Date.

          "Cash Management Account" has the meaning set forth in Section 2.7(a).

          "Cash Management Agreements" means those certain cash management service agreements, in form and substance satisfactory to Agent, each of which is among Borrower or any Guarantor, Agent and one of the Cash Management Banks.

          "Cash Management Bank" has the meaning set forth in Section 2.7(a).

          "Change of Control" means (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 35%, or more, of the Stock of Borrower having the right to vote for the election of members of the Board of Directors, (b) a majority of the members of the Board of Directors do not constitute Continuing Directors, (c) a "Change of Control" (as defined in the New Notes Indenture as in effect on the Amendment No. 2 Closing Date) shall have occurred or (d) Borrower ceases to directly own and control 100% of the outstanding capital Stock of any of its Subsidiaries extant as of the Amendment No. 2 Closing Date.

          "Closing Date" means January 22, 2003.

          "Code" means the New York Uniform Commercial Code, as in effect from time to time.

          "Collateral" means all assets and property of each Loan Party, including, without limitation, all of each Loan Party's now owned or hereafter acquired right, title and interest in and to each of the following:

               (a) Accounts,

               (b) Books,

               (c) Equipment,

               (d) General Intangibles and DDA's,

               (e) Inventory,

               (f) Investment Property,

               (g) Negotiable Collateral,

               (h) Oil and Gas Properties,

               (i) Real Property Collateral,

               (j) money or other assets of Borrower or any Guarantor that now or hereafter come into the possession, custody or control of any member of the Lender Group and

               (k) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Oil and Gas Properties, Real Property, money, deposit accounts or other tangible or intangible property resulting from the sale, exchange, collection or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

          "Collateral Access Agreement" means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee or other Person in possession of, having a Lien upon, or having rights or interests in the Books and Records, the Equipment or Inventory, but excluding Oil and Gas Properties, in each case, in form and substance satisfactory to Agent.

          "Collections" means all cash, checks, notes, instruments and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds and tax refunds) of Borrower or any Guarantor.

          "Commercial  Tort  Claim  Assignment"  has the  meaning  set  forth in
Section 4.4(b).

          "Commitment" means, with respect to each Lender, its Revolver Commitment, its Additional Loan Commitment or its Total Commitment, as the context requires, and, with respect to all Lenders, all of their Revolver Commitments, all of their Additional Loan Commitments or all of their Total Commitments, as the context requires, in each case as such dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

          "Commitment Reduction Fee Percentage" means, as of any date of determination, (i) from and including the Amendment No. 2 Closing Date to but excluding the first anniversary of the Amendment No. 2 Closing Date, 1.50%, (ii) from and including the first anniversary of the Amendment No. 2 Closing Date to but excluding the second anniversary of the Amendment No. 2 Closing Date, 0.75% and (iii) 0.00% thereafter.

          "Commodity Hedging Agreement" means a commodity hedging or purchase agreement or similar arrangement entered into with the intent of protecting against fluctuations in commodity prices or the exchange of notional commodity obligations, either generally or under specific contingencies.

          "Compliance Certificate" means a certificate substantially in the form of Exhibit C-1 delivered by the chief financial officer of Borrower to Agent.

          "Concentration Account" has the meaning set forth in Section 2.7(a).

          "Concentration Account Bank" has the meaning set forth in Section 2.7(a).

          "Continuing Director" means (a) any member of the Board of Directors who was a director (or comparable manager) of Borrower on the Amendment No. 2 Closing Date and (b) any individual who becomes a member of the Board of Directors after the Amendment No. 2 Closing Date if such individual was recommended, appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Amendment No. 2 Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Borrower (as such terms are used in Rule 14a-11 under the Exchange Act) and whose initial assumption of office resulted from such contest or the settlement thereof.

          "Contribution Agreement" means the Contribution Agreement made by the Guarantors in favor of the Lender Group.

          "Consolidated Net Interest Expense" means, with respect to any Person for any period, gross cash interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person), less (i) the sum of (A) cash interest income for such period and (B) cash gains for such period on Interest Rate Protection Agreements (to the extent not included in cash interest income above and to the extent not deducted in the calculation of gross cash interest expense), plus (ii) the sum of (A) cash losses for such period on Interest Rate Protection Agreements (to the extent not included in gross cash interest expense) and (B) the upfront cash costs or fees for such period associated with Interest Rate Protection Agreements (to the extent not included in gross cash interest expense).

          "Control Agreement" means a control agreement, in form and substance satisfactory to Agent, executed and delivered by Borrower, Agent and the applicable securities intermediary with respect to a Securities Account or bank with respect to a deposit account, other than deposit accounts that are subject to a Cash Management Agreement.

          "Currency Protection Agreement" means a currency swap, cap or collar agreement or similar arrangement entered into with the intent of protecting against fluctuations in currency values, either generally or under specific contingencies.

          "Daily Balance" means, with respect to each day during the term of this Agreement, the amount of an Obligation owed at the end of such day.

          "DDA" means any checking or other demand deposit account maintained by Borrower.

          "Default" means an event, condition or default that, with the giving of notice, the passage of time or both, would be an Event of Default.

          "Defaulting Lender" means any Lender that fails to make any Advance (or other extension of credit) that it is required to make hereunder on the date that it is required to do so hereunder.

          "Defaulting Lender Rate" means (a) the Base Rate for the first 3 days from and after the date the relevant payment is due and (b) thereafter, at the interest rate then applicable to the relevant Advances that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto).

          "Designated Account" means that certain DDA of Borrower identified on Schedule D-1.

          "Disbursement Letter" means an instructional letter executed and delivered by Borrower to Agent regarding the extensions of credit to be made on the Amendment No. 2 Closing Date, the form and substance of which is satisfactory to Agent and the Specified Appointee.

          "Disqualified Capital Stock" means that portion of any Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is mandatorily redeemable at the sole option of the holder thereof, in whole or in part, in either case, on or prior to the payment in full in cash of all Obligations after the termination of the Commitments.

          "Dollars" or "$" means United States dollars.

          "Domestic Loan Party" means each Borrower or Guarantor organized in the United States.

          "Due Diligence Letter" means the due diligence letter sent by Agent's counsel to the Loan Parties, together with each Loan Party's completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Agent.

          "EBITDA" means, with respect to any fiscal period, Borrower's and its Subsidiaries' consolidated net earnings (or loss), minus extraordinary gains plus interest expense, income taxes, non-cash expenses incurred in connection with the payment of Stock compensation and depletion, depreciation and amortization for such period, as determined in accordance with GAAP.

          "Eligible Transferee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $250,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and

Development or a political subdivision of any such country and which has total assets in excess of $250,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company or other financial institution or fund that is engaged in making, purchasing or otherwise investing in commercial loans or securities in the ordinary course of its business and having (together with its Affiliates) total assets in excess of $50,000,000, (d) any Affiliate (other than individuals) of a Lender that was party hereto as of the Closing Date or the Amendment No. 2 Closing Date, including, without limitation, a fund or account managed by such Lender or an Affiliate of such Lender or its investment manager (a "Related Fund"), (e) so long as no Event of Default has occurred and is continuing, any other Person approved by (x) Agent and Borrower in the case of any assignment of the Revolver A Commitment, the Revolver A Advances and the Letter of Credit Obligations, and (y) the Specified Appointee and Borrower in the case of any assignment of the Revolver B Commitment, the Revolver B Advances, the Additional Loan Commitment or the Additional Loans, and (f) during the continuation of an Event of Default, any other Person approved by (x) Agent in the case of any assignment of the Revolver A Commitment, the Revolver A Advances and the Letter of Credit Obligations, and (y) the Specified Appointee in the case of any assignment of the Revolver B Commitment, the Revolver B Advances, the Additional Loan Commitment or the Additional Loans.

          "Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority, or any third party involving violations of Environmental Laws or Releases of Hazardous Materials from (a) any assets, properties, or businesses of any Loan Party or any predecessor in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Loan Party or any predecessor in interest.

          "Environmental Law" means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent binding on any Loan Party, relating to the environment, employee health and safety, or Hazardous Materials, including CERCLA; RCRA; the Federal Water Pollution Control Act, 33 USC ss. 1251 et seq.; the Toxic Substances Control Act, 15 USC ss. 2601 et seq.; the Clean Air Act, 42 USC ss. 7401 et seq.; the Safe Drinking Water Act, 42 USC ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 USC ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 USC ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 USC ss. 1801 et seq.; and the Occupational Safety and Health Act, 29 USC ss. 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); the Canadian Environmental Protection Act (Canada); the Fisheries Act (Canada); the Environmental Protection Act (Ontario); the Water Resource Act (Ontario); the Environmental Protection and Enhancement Act (Alberta); the Waste Management Act (British Columbia); and any state, provincial and local or foreign counterparts or equivalents, in each case as amended from time to time.

          "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party and which relate to any Environmental Action.

          "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

          "Equipment" means all of Borrower's and any Guarantor's now owned or hereafter acquired right, title and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

          "ERISA Affiliate" means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower is a member under IRC
Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with Borrower and whose employees are aggregated with the employees of Borrower under IRC Section 414(o).

          "ERISA Event" means (a) a Reportable Event with respect to any Benefit Plan or Multiemployer Plan, (b) the withdrawal of a Loan Party, any of its Subsidiaries or ERISA Affiliates from a Benefit Plan during a plan year in which it was a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), (c) the providing of notice of intent to terminate a Benefit Plan in a distress termination (as described in Section 4041(c) of ERISA), (d) the institution by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan, (e) any event or condition (i) that provides a basis under Section 4042(a)(1), (2), or (3) of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (ii) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA, (f) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of a Loan Party, any of its Subsidiaries or ERISA Affiliates from a Multiemployer Plan, (g) providing any security to any Plan under Section 401(a)(29) of the IRC by a Loan Party or its Subsidiaries or any of their ERISA Affiliates or (h) any equivalent event, action, condition, proceeding or otherwise under Canadian Employee Benefit Laws.

          "Event of Default" has the meaning set forth in Section 8.

          "Excess Availability" means the amount, as of the date any determination thereof is to be made, equal to Availability minus the aggregate amount, if any, of all trade payables of Borrower and its Subsidiaries aged in excess of historical levels with respect thereto and all book overdrafts in excess of historical practices with respect thereto, in each case as determined by Agent in its Permitted Discretion.

          "Exchange Act" means the Securities Exchange Act of 1934, as in effect from time to time.

          "Fee Letter" means that certain fee letter, dated as of the Amendment No. 2 Closing Date, among Borrower, Agent and GCF, in form and substance satisfactory to Agent and GCF.

          "FEIN" means Federal Employer Identification Number.

          "Fixed Charges-Adjusted" means, with respect to any Person for any period:

          (a) Consolidated Net Interest Expense during such period, plus

          (b) Capital Expenditures during such period, plus

          (c) the aggregate amount of expenditures made by Borrower during such period to prepay, redeem, defease, purchase or otherwise acquire any New Notes, provided, however, that the amount of such expenditures less than $15,000,000 in the aggregate that are made prior to December 31, 2004 shall be excluded form this clause (c), minus

          (d) the net proceeds received by Borrower during such period from the issuance of Qualified Junior Capital.

          "Foothill" means Wells Fargo Foothill, Inc., a California corporation, formerly known as Foothill Capital Corporation.

          "Funding Date" means the date on which a Borrowing occurs.

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

          "GCF" has the meaning set forth in the preamble to Amendment No. 2.

          "General Intangibles" means all of Borrower's and any Guarantor's now owned or hereafter acquired right, title and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, judgments, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, designs, inventions, trade names, trade secrets, d/b/a's, Internet domain names, logos, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds and tax refund claims) and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property and Negotiable Collateral.

          "Governing   Documents"  means,  with  respect  to  any  Person,   the
certificate or articles of incorporation, by-laws or other organizational documents of such Person.

          "Governmental Authority" means any federal (including the federal government of Canada), state, local, provincial or other governmental or administrative body, instrumentality, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission or other similar dispute-resolving panel or body.

          "Guarantor" has the meaning set forth in the preamble to this Agreement and each other Person that executes a Guaranty, including, without limitation, Newco Canada.

          "Guaranty" means that certain general continuing guaranty executed and delivered by any Guarantor (including, without limitation, the Canadian Guaranty) in favor of Agent, for the benefit of the Lender Group, in form and substance satisfactory to Agent.

          "Guaranteed Obligations" has the meaning set forth in Section 18.1.

          "Hazardous Materials" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity" under Environmental Laws, (b) Hydrocarbons, including, without limitation, oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

          "Hedging Agreement" means any Currency Protection Agreement, Interest Rate Protection Agreement or Commodity Hedging Agreement.

          "Hydrocarbons" means oil, gas, coal, seam gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, all products and byproducts refined, separated, settled and dehydrated therefrom and all products and byproducts refined therefrom, including, without limitation, kerosene, liquefied petroleum gas, refined lubricating oils, diesel fuel, drip gasoline, natural gasoline, helium, sulfur, geothermal steam, water, carbon dioxide and all other minerals.

          "Hydrocarbon Interests" means all rights, titles, interests and estates now owned or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, oil, gas and casinghead gas leases or other liquid or gaseous hydrocarbon leases, mineral fee or lease interests, farm-outs, overriding royalty and royalty interests, net profit interests, oil payments, production payment interests and similar mineral interests, including any reserved or residual interest of whatever nature.

          "Indebtedness" means (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, interest rate swaps or other financial products, (c) all obligations under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of Borrower or its Subsidiaries, irrespective of whether such obligation or liability is assumed, (e) all obligations for the deferred purchase price of assets, including trade debt (other than trade debt incurred in the ordinary course of business and paid in accordance with customary trade practices), (f) all Disqualified Capital Stock with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed redemption price or repurchase price, and (g) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse) any obligation of any other Person.

          "Indenture Deficit" has the meaning set forth in Section 2.1(d).

          "Indemnified Liabilities" has the meaning set forth in Section 11.3.

          "Indemnified Person" has the meaning set forth in Section 11.3.

          "Interest Payment Date" has the meaning set forth in Section 2.6(d).

          "Initial Reserve Report" means the report of the Petroleum Engineers dated June 30, 2003 with respect to the Oil and Gas Properties of Borrower and Newco Canada.

          "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state, provincial or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement or other similar relief.

          "Intercreditor Agreement" means the Intercreditor Agreement, dated as of January 23, 2003, by and among, Agent, on behalf of the Lenders, and the New Notes Trustee, on behalf of the holders of the New Notes, and acknowledged by Borrower and each Guarantor.

          "Interest Rate Protection Agreement" an interest rate swap, cap or collar agreement or similar arrangement entered into with the intent of protecting against fluctuations in interest rates or the exchange of notional interest obligations, either generally or under specific contingencies.

          "Inventory" means all Borrower's and Guarantors' now owned or hereafter acquired right, title and interest with respect to inventory (as defined in the Code), including extracted Hydrocarbons and other goods held for sale or lease or to be furnished under a contract of service, goods that are leased by Borrower or any Guarantor as lessor, goods that are furnished by

Borrower or any Guarantor under a contract of service and raw materials, work in process, or materials used or consumed in Borrower's or any Guarantor's business.

          "Investment" means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel and similar advances to officers and employees of such Person made in the ordinary course of business and (b) bona fide Accounts arising in the ordinary course of business consistent with past practices), purchases or other acquisitions for consideration of Indebtedness or Stock, any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

          "Investment Property" means all of Borrower's or any Guarantor's now owned or hereafter acquired right, title and interest with respect to "investment property", as that term is defined in the Code, and any and all supporting obligations in respect thereof.

          "IRC" means the Internal Revenue Code of 1986, as in effect from time to time.

          "Issuing Lender" means Foothill or any other Lender that, at the request of Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing L/Cs or L/C Undertakings pursuant to Section 2.12.

          "L/C" has the meaning set forth in Section 2.12(a).

          "L/C Disbursement" means a payment made by the Issuing Lender pursuant to a Letter of Credit.

          "L/C Undertaking" has the meaning set forth in Section 2.12(a).

          "Lender" and "Lenders" have the respective meanings set forth in the preamble to this Agreement and shall include any other Person made a party to this Agreement in accordance with the provisions of Section 14.1.

          "Lender Group" means, individually and collectively, each of the Lenders (including the Issuing Lender), Agent and the Specified Appointee.

          "Lender Group Expenses" means all (a) costs or expenses (including taxes and insurance premiums) required to be paid by Borrower under any of the Loan Documents that are paid or incurred by any one or more members of the Lender Group, (b) reasonable fees and charges paid or incurred by any one or more members of the Lender Group in connection with any one or more members of the Lender Group's transactions with Borrower, including fees and charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien and judgment searches and searches for liens under the Uniform Commercial Code and the applicable Personal Property Security Act(s) in Canada) and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Collateral appraisals, business valuations or examinations of Borrower's or any Guarantors' Oil and Gas Properties to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement) and environmental audits, (c) costs and expenses incurred by any one or more members of the Lender Group in the disbursement of funds to Borrower (by wire transfer or otherwise), (d) reasonable charges paid or incurred by any one or more members of the Lender Group resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) reasonable audit fees and expenses of any one or more members of the Lender Group related to audit examinations of the Books to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement, (g) reasonable costs and expenses of third party claims or any other suit paid or incurred by any one or more members of the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or any one or more members of the Lender Group's relationship with Borrower or any guarantor of the Obligations, (h) Agent's and the Specified Appointee's reasonable fees and expenses (including attorneys' fees and disbursements) incurred in advising, structuring, drafting, reviewing, administering, or amending the Loan Documents and (i) Agent's, the Specified Appointee's and each Lender's reasonable fees and expenses (including attorneys' fees and disbursements) incurred in terminating, enforcing (including attorneys' fees and disbursements and expenses incurred in connection with a "workout", a "restructuring" or an Insolvency Proceeding concerning any Loan Party or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral.

          "Lender-Related Person" means, with respect to any Lender, such Lender, such Lender's Affiliates and the officers, directors, employees and agents of such Lender and such Affiliates.

          "Letter of Credit" means an L/C or an L/C Undertaking, as the context requires.

          "Letter of Credit Usage" means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus 100% of the amount of outstanding time drafts accepted by an Underlying Issuer as a result of drawings under Underlying Letters of Credit.

          "Lien" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including (a) the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including, purchase options, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting any Oil and Gas Properties or Real Property and (b) production or royalty payments or the like payable from Oil and Gas Properties.

          "Loan Account" has the meaning set forth in Section 2.10.

          "Loan Documents" means this Agreement, the Bank Product Agreements, the Cash Management Agreements, the Canadian Guaranty, the Canadian Security Agreements, the Contribution Agreement, the Control Agreements, the Disbursement Letter, the Due Diligence Letter, the Fee Letter, the Guaranties, the Intercreditor Agreement, the Letters of Credit, the Mortgages, the Officers' Certificate, the Stock Pledge Agreement, the UCC/PPSA Filing Authorization Letter, any note or notes executed by Borrower or any Guarantor in connection with this Agreement and payable to a member of the Lender Group and any other agreement entered into, now or in the future, by Borrower or any Guarantor and the Lender Group in connection with this Agreement.

          "Loan Party" means the Borrower and any Guarantor.

          "Material Adverse Change" means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower, individually, or the Loan Parties taken as a whole, (b) a material impairment of Borrower's, individually, or the Loan Parties' taken as a whole, ability to perform its or their obligations under the Loan Documents to which it is or they are a party or of the Lender Group's ability to enforce the Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of the Agent's Liens with respect to the Collateral as a result of an action or failure to act on the part of Borrower or any Guarantor.

          "Material Contract" means, with respect to any Person, (i) each contract, agreement, note, indenture, mortgage, instrument, guaranty or other evidence of indebtedness to which such Person or any of its Subsidiaries is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $250,000 or more (other than purchase orders in the ordinary course of the business of such Person or such Subsidiary and other than contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days' notice without penalty or premium) and (ii) all other contracts, agreements, notes, indentures, mortgages, instruments, guaranties or evidences of indebtedness material to the business, operations, condition (financial or otherwise), performance, prospects or properties of such Person or such Subsidiary.

          "Maturity Date" has the meaning set forth in Section 3.4.

          "Maximum Revolver A Amount" means $20,000,000.

          "Maximum Revolver B Amount" means $30,000,000.

          "Maximum Senior Debt" means (a) $50,000,000 less the aggregate amount applied from time to time to repay the principal amount of the Advances which is accompanied by a corresponding permanent reduction of the Revolver Commitment, plus (b) (x) $15 million, if the then applicable Revolver Commitment is $25 million or greater, (y) $10 million, if the then applicable Revolver Commitment is less than $25 million and greater than or equal to $15 million or (z) $5 million, if the then applicable Revolver Commitment is less than $15 million); provided, however, that in no event shall Indebtedness constituting Bank Product Obligations or Related Indebtedness be included in the calculation of Maximum Senior Debt.

          "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

          "Mortgages" means, individually and collectively, one or more mortgages, deeds of trust, debentures or deeds to secure debt, executed and delivered by Borrower or any Guarantor in favor of Agent, for the benefit of the Lender Group, in form and substance satisfactory to Agent, that encumber the Real Property Collateral, the Oil and Gas Properties and the related improvements thereto.

          "Multiemployer Plan" means a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) or such equivalent plan under Canadian Employee Benefit Laws to which a Loan Party, any of its Subsidiaries, or any ERISA Affiliate has contributed, or was obligated to contribute, within the past six years.

          "Negotiable Collateral" means all of Borrower's or any Guarantor's now owned and hereafter acquired right, title and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents and chattel paper (including electronic chattel paper and tangible chattel paper) and any and all supporting obligations in respect thereof.

          "Net Cash Interest Coverage Ratio" means, with respect to any Person for any period, the ratio of (i) EBITDA of such Person and its Subsidiaries for such period, to (ii) the Consolidated Net Interest Expense of such Person and its Subsidiaries for such period.

          "Newco   Canada"  means  Grey  Wolf   Exploration   Inc.,  an  Alberta
corporation wholly owned by Borrower, which was formed on December 6, 2002.

          "New Notes" means Borrower's 11-1/2% Secured Notes due 2007 issued by Borrower pursuant to the New Notes Indenture.

          "New Notes Indenture" means the Indenture, dated as of January 23, 2003, between Borrower and the New Notes Trustee.

          "New Notes Trustee" means U.S. Bank, N.A., as trustee to the holders of the New Notes, and any successor thereto.

          "New Notes Documents" means the New Notes Indenture, the New Notes and all agreements, instruments and other documents delivered in connection with the foregoing.

          "Non-Revolver A Lenders" means the Revolver B Loan Lenders and the Additional Loan Lenders.

          "NYMEX" means the New York Mercantile Exchange or its successor entity.

          "NYMEX Strip Price" means the lower of (i) as of any date of determination the average of the 24 succeeding monthly futures contract prices, commencing with the month during which the determination date occurs, for each of the appropriate crude oil and natural gas categories included in the most recent Reserve Report provided by Borrower to Agent pursuant to Section 6.2(e), as quoted on the NYMEX; provided, that if the NYMEX no longer provides futures contract price quotes or has ceased to operate, the future contract prices used shall be the comparable futures contract prices quoted on such other nationally recognized commodities exchange as Agent shall designate and (ii) $27.43 per barrel of oil and $4.43 per MmBTU of natural gas produced from Oil and Gas Properties of Borrower and Newco Canada, provided, that with respect to the volume of Borrower's or Newco Canada's Hydrocarbons for which prices are fixed under an Acceptable Commodity Hedging Agreement, the NYMEX Strip Price for such volume of Hydrocarbons, if greater than the price determined above, shall be the price fixed under such Acceptable Commodity Hedging Agreement then in effect.

          "Obligations" means (a) all loans, Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations with respect to outstanding Letters of Credit, premiums, liabilities (including all amounts charged to Borrower's Loan Account pursuant hereto), obligations, fees (including the fees provided for in the Fee Letter), charges, costs, Lender Group Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants and duties of any kind and description owing by any Loan Party to the Lender Group pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Group Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law or otherwise, and (b) all Bank Product Obligations. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

          "Officers' Certificate" means the representations and warranties of officers form submitted by Agent to the Loan Parties, together with each Loan Party's completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Agent.

          "Oil and Gas Business" means (a) the acquisition, exploration, exploitation, development, operation and disposition of interests in Oil and Gas Properties and Hydrocarbons, (b) the gathering, marketing, treating, processing, storage, selling and transporting of any production from such interests or properties, including, without limitation, the marketing of Hydrocarbons obtained from unrelated Persons, (c) any business relating to or arising from exploration for or development, production, treatment, processing, storage, transportation or marketing of oil, gas and other minerals and products produced in association therewith, (d) any business relating to oilfield sales and service and (e) any activity that is ancillary or necessary or desirable to facilitate the activities described in clauses (a) through (d) of this definition.

          "Oil and Gas Properties" means all Hydrocarbon Interests; personal property and/or real property now or hereafter pooled or unitized with Hydrocarbon Interests; presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; pipelines, gathering lines, compression facilities, tanks and processing plants; oil wells, gas wells, water well, injection wells, platforms, spars or other offshore facilities, casings, rods, tubing, pumping units and engines, Christmas trees, derricks, separators, gun barrels, flow lines, gas systems (for gathering, treating and compression) and water systems (for treating, disposal and injection); interests held in royalty trusts whether presently existing or hereafter created; Hydrocarbons in and under and which may be produced, saved, processed or attributable to the Hydrocarbon Interests, the lands covered thereby and all Hydrocarbons in pipelines, gathering lines, tanks and processing plants and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; tenements, hereditaments, appurtenances and personal property and/or real property in any way appertaining, belonging, affixed or incidental to the Hydrocarbon Interests and all rights, titles, interests and estates described or referred to above, including any and all real property, now owned or hereafter acquired, used or held for use in connection with the operating, working or development of any of such Hydrocarbon Interests or personal property and/or Real Property and including any and all surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing; oil, gas and mineral leasehold, fee and term interests, overriding royalty interests, mineral interests, royalty interests, net profits interests, net revenue interests, oil payments, production payments, carried interests, leases, subleases, farm-outs and any and all other interests in Hydrocarbons; in each case whether now owned or hereafter acquired directly or indirectly.

          "Originating Lender" has the meaning set forth in Section 14.1(e).

          "Overadvance" has the meaning set forth in Section 2.5.

          "Participant" has the meaning set forth in Section 14.1(e).

          "Participant Register" has the meaning set forth in Section 14.1(i).

          "Payment Restriction" has the meaning set forth in Section 7.25.

          "PBGC" means the Pension Benefit Guaranty Corporation as defined in Title IV of ERISA, or any successor thereto or equivalent entity under Canadian Employee Benefits Laws.

          "Permitted Discretion" means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

          "Permitted Dispositions" means (a) sales or other dispositions by Borrower or its Subsidiaries of Equipment that is substantially worn, damaged, no longer used, surplus, or obsolete in the ordinary course of Borrower's or its Subsidiaries' business, (b) sales by Borrower or its Subsidiaries of Inventory, including Hydrocarbons, to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents by Borrower or its Subsidiaries in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, (d) the licensing by Borrower or its Subsidiaries, on a non-exclusive basis, of patents, trademarks, copyrights and other intellectual property rights in the ordinary course of Borrower's or its Subsidiaries' business, (e) releases or surrenders (in accordance with the terms of the relevant lease, where applicable) and sales or other dispositions of properties or leasehold interests in properties other than Proved Reserves, (f) releases or surrenders (in accordance with the terms of the relevant lease, where applicable) and sales or other dispositions of properties or leasehold interests in properties with Proved Reserves to the extent each of the Agent and the Specified Appointee consents in its Permitted Discretion to such releases, surrenders, sales or dispositions, (g) Permitted PUD/PDNP Dispositions, and (h) sales or other dispositions of properties or leasehold interests in properties with Proved Reserves, including any farmout, with an aggregate PV-10 attributable to such reserves of less than $100,000, provided that the aggregate net cash proceeds received at closing pursuant to this clause (h) shall not exceed $500,000 in any 12 calendar month period.

          "Permitted Investments" means (a) investments in Cash Equivalents, (b) investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) investments made in the ordinary course of, and of a nature that is customary in, the Oil and Gas Business as a means of actively exploiting, exploring for, acquiring, developing, processing, gathering, marketing or transporting oil and gas through agreements, transactions, interests or arrangements which permit one to share risks or costs, comply with regulatory requirements regarding local ownership or satisfy other objectives customarily achieved through the conduct of the Oil and Gas Business jointly with third parties, including, without limitation, the entry into operating agreements, working interests, royalty interests, mineral leases, processing agreements, farm-out and farm-in agreements, division orders, contracts for the sale, transportation or exchange of oil or natural gas, unitization and pooling declarations and agreements and area of mutual interest agreements, production sharing agreements or other similar or customary agreements, transactions, properties, interests and investments and expenditures in connection therewith; provided that for purposes of this clause (d), an investment in capital Stock, partnership or joint venture interests (other than interests arising from farm-outs, farm-ins or other similar operating agreements entered into in the ordinary course of the Oil and Gas Business), limited liability company interests or other similar equity interests in a Person shall not constitute a Permitted Investment, (e) investments constituting intercompany Indebtedness to the extent permitted pursuant to Sections 7.1(i) or 7.1(j) and (f) an investment in the form of a guarantee by Borrower of Wamsutter Holdings, Inc.'s obligations as the general partner in Abraxas Wamsutter, L.P. so long as neither Wamsutter Holdings, Inc. nor Abraxas Wamsutter, L.P. conducts any business or operations.

          "Permitted Liens" means (a) Liens held by Agent for the benefit of Agent and the Lenders, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) the interests of lessors under operating leases, (e) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof, (f) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money or other extensions of credit, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (g) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (h) Liens or deposits to secure performance of bids, tenders, regulatory compliance in connection with the Oil and Gas Business or leases incurred in the ordinary course of business and not in connection with the borrowing of money or other extensions of credit, (i) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (j) Liens resulting from any judgment or award that is not an Event of Default hereunder, (k) Liens with respect to the Real Property (not including Oil and Gas Properties) constituting easements, rights of way, zoning restrictions and other minor imperfections of title that do not materially interfere with or impair the use or operation thereof, (l) with respect to the Oil and Gas Properties, imperfections of title as described in title opinions delivered and which are acceptable to Agent, (m) Liens created pursuant to the New Notes Documents, to the extent such Liens are subordinated to Agent's Liens pursuant to the terms of the Intercreditor Agreement, (n) Liens for royalties, overriding royalties, net profit interests, reversionary interests, operating agreements and other similar interests, properties, arrangements and agreements as they relate to Hydrocarbon Interests of Borrower or Newco Canada, to the extent such Liens are customary in the Oil and Gas Business, are incurred in the ordinary course of business, do not secure Indebtedness for borrowed money and which secure sums which are not then required to be paid, and (o) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of Borrower or any Subsidiary on deposit with or in possession of such bank to the extent such Liens secure Indebtedness under clause (k) of
Section 7.1.

          "Permitted Protest" means the right of Borrower or any of its Subsidiaries, as applicable, to protest any Lien (other than any such Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien or a Canadian provincial deemed trust), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books in such amount as is required under GAAP,
(b) any such protest is instituted promptly and prosecuted diligently by Borrower or any of its Subsidiaries, as applicable, in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Agent's Liens.

          "Permitted PUD/PDNP Dispositions" means releases, surrenders, sales or other dispositions of properties or leasehold interests in properties with Proved Developed Non-Producing Reserves and Proved Undeveloped Reserves so long as (i) no Default or Event of Default shall have occurred and be continuing prior to and after giving effect to such release, surrender, sale or disposition, (ii) the ratio of (A) the net cash proceeds received by the Borrower or its Subsidiaries on the date of the consummation of such transaction as consideration for any such release, surrender, sale or disposition, to (B) the PV-10 of the applicable Proved Developed Non-Producing Reserves and Proved Undeveloped Reserves subject to such release, surrender, sale or disposition, as shown on the most recent Reserve Report, equals or exceeds 1.25 to 1.00, and
(iii) such net proceeds are used to repay Advances pursuant to the requirements of Section 2.4(e).

          "Permitted Purchase Money Indebtedness" means, as of any date of determination, Purchase Money Indebtedness incurred after the Amendment No. 2 Closing Date in an aggregate principal amount outstanding at any one time not in excess of $500,000.

          "Person"  means  natural  persons,  corporations,   limited  liability
companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

          "Personal Property Collateral" means all Collateral other than Real Property.

          "Petroleum Engineers" means (i) DeGolyer & McNaughton, (ii) McDaniel & Associates Consultants Ltd. or (iii) such other petroleum engineers of recognized national standing as may be selected by Borrower with the prior consent of Agent.

          "Pledge Agreement" means a pledge and security agreement, in form and substance satisfactory to Agent, executed and delivered by any Loan Party to Agent with respect to the pledge of the Stock owned by, and promissory notes made in favor of, any such Loan Party.

          "Pro Forma Proved Developed Reserves Amount" means, with respect to any disposition of Oil and Gas Properties of any Loan Party with Proved Developed Reserves, (i) in the case of a sale of Oil and Gas Properties with Proved Developed Reserves with a PV-10 of at least $1,000,000 as shown on the most recent Reserve Report delivered by Borrower to Agent and Specified Appointee, an amount equal to the Proved Developed Reserves Amount shown on a reserve report prepared by the Petroleum Engineers delivered by the Borrower to Agent and the Specified Appointee no later than 10 Business Days prior to such disposition, which reserve report shall (A) be in the form of the Initial Reserve Report and (B) set forth, as of the date of such delivery and after giving pro forma effect to such disposition, the pro forma volumetric quantity of the oil and gas reserves attributable to the Oil and Gas Properties of Borrower and its Subsidiaries, and (ii) in the case of a sale of Oil and Gas Properties with Proved Developed Reserves with a PV-10 of less than $1,000,000 as shown on the most recent Reserve Report delivered by Borrower to Agent and Specified Appointee, an amount equal to (A) the Proved Developed Reserves Amount shown on the most recent Reserve Report delivered by Borrower to Agent and Specified Appointee, less (B) the volumetric quantity of the oil and gas reserves attributable to the Oil and Gas Properties of Borrower and Newco Canada subject to such disposition as shown on such Reserve Report, less (C) total oil and gas production of Borrower and its Subsidiaries during the period from the date of such Reserve Report to the date of such disposition and taking into account the disposition of any minority interests and/or farmouts not otherwise reflected in such Reserve Report.

          "Projections" means Borrower's and Guarantor's forecasted (a) balance sheets, (b) profit and loss statements and (c) cash flow statements, all prepared on a basis consistent with Borrower's and Guarantor's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

          "Pro Rata Share" means:

             (a) with respect to a Lender's obligation to make Revolver A Advances and receive payments of principal, interest, fees, costs and expenses with respect thereto, (x) prior to the Revolver A Commitment being terminated or reduced to zero, the percentage obtained by dividing (i) such Lender's Revolver A Commitment by (ii) the Revolver A Commitments of all Lenders and (y) from and after the time the Revolver A Commitment has been terminated or reduced to zero, the percentage obtained by dividing (i) the aggregate unpaid principal amount of such Lender's Revolver A Advances by (ii) the aggregate unpaid principal amount of all Revolver A Advances (the amount described in subclause (i) of the preceding clause (x) or (y), as applicable, being referred to as such Lender's "Revolver A Exposure", and the amount described in subclause (ii) of the preceding clause (x) or (y), as applicable, being referred to as all Lenders' "Revolver A Exposure");

             (b) with respect to a Lender's obligation to make Revolver B Advances and receive payments of principal, interest, fees, costs and expenses with respect thereto, (x) prior to the Revolver B Commitment being terminated or reduced to zero, the percentage obtained by dividing (i) such Lender's Revolver B Commitments by (ii) the Revolver B Commitments of all Lenders and (y) from and after the time the Revolver B Commitment has been terminated or reduced to zero, the percentage obtained by dividing (i) the aggregate unpaid principal amount of such Lender's Revolver B Advances by (ii) the aggregate unpaid principal amount of all Revolver B Advances (the amount described in subclause (i) of the preceding clause (x) or (y), as applicable, being referred to as such Lender's "Revolver B Exposure", and the amount described in subclause (ii) of the preceding clause (x) or (y), as applicable, being referred to as all Lenders' "Revolver B Exposure");

             (c) with respect to a Lender's obligation to participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto, the percentage obtained by dividing (i) such Lender's applicable Revolver A Exposure by (ii) all Lenders' applicable Revolver A Exposure;

             (d) with respect to a Lender's obligation to make the Additional Loan and receive payments of interest, fees and principal with respect thereto,
(i) prior to the making of the Additional Loan, the percentage obtained by dividing (x) such Lender's Additional Loan Commitment, by (y) the aggregate amount of all Lenders' Additional Loan Commitments and (ii) from and after the making of the Additional Loan, the percentage obtained by dividing (x) the principal amount of such Lender's portion of the Additional Loan Amount by (y) the Additional Loan Amount, and

             (e) with respect to all other matters as to a particular Lender (including the indemnification obligations arising under Section 16.7), the percentage obtained by dividing (i) such Lender's applicable Revolver A Exposure plus such Lender's applicable Revolver B Exposure plus the unpaid principal amount of such Lender's portion of the outstanding Additional Loan by (ii) the aggregate amount of all Lenders' applicable Revolver A Exposure plus all Lenders' applicable Revolver B Exposure plus the aggregate unpaid principal amount of the outstanding Additional Loan.

          "Proved Developed Non-Producing Reserves" means those Oil and Gas Properties designated as "proved developed non-producing" (in accordance with the Definitions for Oil and Gas Reserves approved by the Board of Directors of the Society for Petroleum Engineers, Inc. from time to time) in the Reserve Report and used in establishing the Borrowing Base.

          "Proved Developed Producing Reserves" means those Oil and Gas Properties designated as "proved developed producing" (in accordance with the Definitions for Oil and Gas Reserves approved by the Board of Directors of the Society for Petroleum Engineers, Inc. from time to time) in the Reserve Report and used in establishing the Borrowing Base.

          "Proved Developed Reserves" means those Oil and Gas Properties designated as Proved Developed Non-Producing Reserves and those Oil and Gas Properties designated as Proved Developed Producing Reserves (in accordance with the Definitions for Oil and Gas Reserves approved by the Board of Directors of the Society for Petroleum Engineers, Inc. from time to time) in the Reserve Report and used in establishing the Borrowing Base.

          "Proved Developed Reserves Amount" means an amount equal to

               (i) the volume (where one barrel of oil is equal to six mcf of gas) of the Proved Developed Producing Reserves of Borrower and Newco Canada that are located in the continental United States or Canada and subject to a Mortgage and UCC financing statements (and PPSA registration statements in the case of Newco Canada), that in each case create a first priority perfected Lien in such Oil and Gas Properties in favor of Agent for the ratable benefit of the Lenders plus

               (ii) the volume (where one barrel of oil is equal to six mcf of gas) of the Proved Developed Non-Producing Reserves of Borrower and Newco Canada that are located in the continental United States or Canada and subject to a Mortgage and UCC financing statements (and PPSA registration statements in the case of Newco Canada), that in each case create a first priority perfected Lien in such Oil and Gas Properties in favor of Agent for the ratable benefit of the Lenders.

          "Proved Reserves" means those Oil and Gas Properties designated as "proved" (in accordance with the Definitions for Oil and Gas Reserves approved by the Board of Directors of the Society for Petroleum Engineers, Inc. from time to time) in the Reserve Report and used in establishing the Borrowing Base.

          "Proved Undeveloped Reserves" means those Oil and Gas Properties designated as "proved undeveloped" (in accordance with the Definitions for Oil and Gas Reserves approved by the Board of Directors of the Society for Petroleum Engineers, Inc. from time to time) in the Reserve Report.

          "PV-10" means, as of any date of determination, the sum of the present values of the amounts of net revenues before income taxes expected to be received in each of the months following the date of determination on the basis of estimated production from Proved Reserves during such months determined as follows:

               (i) each such monthly net revenue amount shall be calculated (x) on the basis of the applicable NYMEX Strip Price for the appropriate category of oil or gas as of such date of determination, adjusting such price to reflect (A) the appropriate Basis Differential with respect to Hydrocarbons produced from specific Oil and Gas Properties of Borrower and Newco Canada as set forth on Exhibit PV-10, as such Exhibit may from time to time be amended at the request of Borrower with the written consent of Agent and the Specified Appointee, (B) the prices for fixed price contracts for such month and (C) Btu content, (y) assuming that production costs remain constant throughout the periods of the calculation of such monthly net revenues, and (z) otherwise applying the financial accounting and reporting standards prescribed by the SEC for application of the successful efforts method of accounting for such revenues under Rule 4-10 of Regulation S-X as promulgated by the SEC from time to time; and

               (ii) the present value of each such monthly net revenue amount shall be determined by discounting each such monthly net revenue amount from the month in which it is expected to be received, on a monthly basis, to such date of determination at a rate of 10% per annum.

          "Purchase Money Indebtedness" means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

          "Qualified Junior Capital" means (i) Stock (other than Disqualified Capital Stock) or (ii) unsecured Indebtedness that is subordinated to Agent's Liens securing the Obligations to at least the same extent as the New Notes are subordinated to the Obligations in accordance with the Indenture and the Intercreditor Agreement and that does not require or permit the payment of cash interest or cash dividends or other cash distributions (or interest, dividends or other distributions in any property other than Qualified Junior Capital) or the repayment of any amount of principal thereof before the Maturity Date.

          "Real Property" means any estates or interests in real property now owned or hereafter acquired by Borrower or any Guarantor and the improvements thereto.

          "Real Property Collateral" means (i) the parcel or parcels of Real Property identified on Parts A and C of Schedule 5.22 and (ii) any Real Property hereafter (A) acquired by Borrower or any Guarantor in the case of Real Property constituting Oil and Gas Properties or (B) owned in fee in the case of Real Property not constituting Oil and Gas Properties.

          "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

          "Register" has the meaning set forth in Section 14.1(h).

          "Registered Loan" has the meaning set forth in Section 2.14.

          "Registered Note" has the meaning set forth in Section 2.14.

          "Related Fund" has the meaning set forth in the definition of "Eligible Transferee".

          "Related Indebtedness" means (i) Indebtedness under the Loan Documents related to any fees and expenses incurred by Borrower or any of its Subsidiaries incurred in connection with the Loan Documents (including, but not limited to, those owed to any Person not an Affiliate of Borrower or any of its Subsidiaries) in connection with any amendment (including any amendment and restatement thereof), supplement, replacement, restatement or other modification from time to time, including any agreements (and related instruments and documents) extending the maturity of, refinancing, replacement or other restructuring of all or any portion of the Indebtedness under the Loan Documents (and related instruments and documents) or any successor or replacement agreements (and related instruments and documents) and (ii) any capitalized interest, fees or other expenses incurred by Borrower or any of its Subsidiaries whether or not charged to the Loan Account or any similar account created under the Loan Documents.

          "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in the ambient air, soil, surface or ground water, or property.

          "Remedial  Action"  means all actions  taken to (a) clean up,  remove, remediate,  contain,  treat,  monitor,  assess,  evaluate, or in any way address
Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (d) conduct any other actions authorized by 42 USC ss. 9601.

          "Report" has the meaning set forth in Section 16.17.

          "Reportable Event" means any of the events described in Section 4043(c) of ERISA or the regulations thereunder other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations.

          "Required Availability" means Excess Availability in an amount of not less than $5,000,000.

          "Required Lenders" means, at any time, (a) Revolver A Loan Lenders whose Pro Rata Shares (as determined pursuant to paragraph (a) of the definition thereof) aggregate more than 50% and (b) the Required Non-Revolver A Lenders.

          "Required Non-Revolver A Lenders" means, at any time Revolver B Loan Lenders whose Pro Rata Shares (as determined pursuant to paragraph (b) of the definition thereof) and Additional Loan Lenders, whose Pro Rata Shares (as determined pursuant to paragraph (d) of the definition thereof), voting as a single class, aggregate at least exceed 50%.

          "Required Revolver A Lenders" means, at any time, Lenders whose Pro Rata Shares (determined pursuant to clause (a) of such definition) exceed 50%.

          "Reserve Report" means a report of the Petroleum Engineers in the form of the Initial Reserve Report, setting forth, as of June 30 or December 31 of any calendar year, and as of any other date on which a Reserve Report is required or permitted to be obtained pursuant to this Agreement, (i) the volumetric quantity (calculated using the same pricing assumptions as used in the calculation of PV-10) and the PV-10 (and, solely with respect to the Reserve Report dated December 31 of any year, the SEC Value), of the oil and gas reserves attributable to the Oil and Gas Properties of Borrower and Newco Canada included in the calculation of the Borrowing Base, together with a projection of the rate of production and future net income, taxes, operating expenses and Capital Expenditures with respect thereto as of such date, and (ii) such other information as Agent may reasonably request, all in form and substance satisfactory to Agent. Any reference herein to a Reserve Report without reference to the date thereof shall, unless the context otherwise requires, refer to the most recent Reserve Report.

          "Reserve Report Delivery Date" means the date on which Agent receives from Borrower the most recent Reserve Report required to be delivered by Borrower in accordance with Section 6.2(e).

          "Revolver A Advances" has the meaning set forth in Section 2.1.

          "Revolver A Block Event" has the meaning set forth in Section 3.6(b).

          "Revolver A Commitment" means, with respect to each Lender, its Revolver A Commitment, in each case as set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

          "Revolver  A  Commitment  Reduction  Fee" has the meaning set forth in
Section 2.11(e).

          "Revolver A Exposure" has the meaning set forth in the definition of "Pro Rata Share".

          "Revolver  A  Loan  Lender"   means  a  Lender  having  a  Revolver  A
Commitment.

          "Revolver A Unused Amount" means, as of any date of determination, (i) the lesser of (x) the then effective Borrowing Base and (y) the then Revolver A Commitment minus (ii) the then Revolver A Usage.

          "Revolver A Usage" means, as of any date of determination,  the sum of
(a) the then extant amount of outstanding Revolver A Advances plus (b) the then extant amount of the Letter of Credit Usage.

          "Revolver B Advances" has the meaning set forth in Section 2.1.

          "Revolver B Commitment" means, with respect to each Lender, its Revolver B Commitment, in each case as set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

          "Revolver  B  Commitment  Reduction  Fee" has the meaning set forth in
Section 2.11(f).

          "Revolver B Exposure" has the meaning set forth in the definition of "Pro Rata Share".

          "Revolver B Drawing Fee" has the meaning set forth in Section 2.3(j).

          "Revolver  B  Loan  Lender"   means  any  Lender  with  a  Revolver  B
Commitment.

          "Revolver B Unused Amount" means, as of any date of determination, the then Revolver B Commitment minus the then Revolver B Usage.

          "Revolver B Usage" means, as of any date of determination, the then extant amount of outstanding Revolver B Advances.

          "Revolver Commitment" means, (i) with respect to each Lender, its Revolver A Commitment plus its Revolver B Commitment and (ii) with respect to all Lenders, their Revolver A Commitments plus their Revolver B Commitments.

          "Revolving A Loan Obligations" means any Obligations with respect to the Revolver A Advances (including, without limitation, the principal thereof, the interest thereon and the fees and expenses specifically related thereto, the Obligations under the Letters of Credit, and the Bank Product Obligations and any Related Indebtedness of the Revolver A Loan Lenders).

          "Revolving Loan Lenders" means any Lender with a Revolver Commitment.

          "Revolving Loan Obligations" means any Obligations with respect to the Revolver A Advances and the Revolver B Advances (including, without limitation, the principal thereof, the interest thereon and the fees and expenses specifically related thereto and shall include the Bank Product Obligations and any Related Indebtedness other than Related Indebtedness of any Additional Loan Lender).

          "Risk Participation Liability" means, as to each Letter of Credit, all reimbursement obligations of Borrower to the Issuing Lender with respect to an L/C Undertaking, consisting of (a) the amount available to be drawn or which may become available to be drawn, (b) all amounts that have been paid by the Issuing Lender to the Underlying Issuer to the extent not reimbursed by Borrower, whether by the making of an Advance or otherwise, and (c) all accrued and unpaid interest, fees and expenses payable with respect thereto.

          "SEC" means the United States Securities and Exchange Commission and any successor thereto.

          "SEC Value" means the future net revenues before income taxes from Proved Reserves, estimated utilizing the actual price for the appropriate category of oil or gas as of the date of determination and assuming that oil and natural gas prices and production costs thereafter remain constant, then discounted at the rate of 10% per year to obtain the present value and otherwise applying the financial accounting and reporting standards prescribed by the SEC for application of the successful efforts method of accounting under Rule 4-10 and Regulation S-X as promulgated by the SEC from time to time.

          "Securities Account" means a "securities account" as that term is defined in the Code.

          "Settlement" has the meaning set forth in Section 2.3(f)(i).

          "Settlement Date" has the meaning set forth in Section 2.3(f)(i).

          "Specified Appointee" means GCF and any successor Specified Appointee appointed pursuant Section 16.19.

          "Solvent" means, with respect to any Person on a particular date, that such Person is not insolvent (as such term is defined in the Uniform Fraudulent Transfer Act or any similar law in Canada).

          "Standard & Poor's" means Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. and any successor thereto.

          "Stock" means all shares, options, warrants, interests, participations or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

          "Subsidiary" means, with respect to any Person, a corporation, partnership, limited liability company or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company or other entity.

          "Swing Lender" means Foothill or any other Lender that, at the request of Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become the Swing Lender hereunder.

          "Swing Loan" has the meaning set forth in Section 2.3(d)(i).

          "Tax Payments" has the meaning set forth in Section 6.6.

          "Taxes" has the meaning set forth in Section 16.11.

          "Term Loan" means the term loan in the principal amount of $4,200,000 made to the Borrower on the Closing Date.

          "Term Loan Amount" means, as of the Closing Date, $4,200,000. Upon the effectiveness of Amendment No. 2 and the repayment in full of all the Term Loan Obligations, the Term Loan Amount will be reduced to zero.

          "Term Loan Obligations" means any Obligations with respect to the Term Loan (including, without limitation, the principal thereof, the interest capitalized thereon, and the fees and expenses specifically related thereto).

          "Total Assets" means, as of any date, total assets of Borrower and its Subsidiaries as reflected on Borrower's consolidated balance sheet as of such date prepared in accordance with GAAP.

          "Total Commitment" means, with respect to each Lender, its Total Commitment and, with respect to all Lenders, all of their Total Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

          "UCC/PPSA Filing Authorization Letter" means a letter duly executed by each Loan Party authorizing Agent to file appropriate financing statements on Form UCC-1 and PPSA registration statements without the signature of such Loan Party in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the security interests purported to be created hereby or any other Loan Document.

          "Underlying Issuer" means a third Person which is the beneficiary of an L/C Undertaking and which has issued a letter of credit at the request of the Issuing Lender for the benefit of Borrower.

          "Underlying Letter of Credit" means a letter of credit that has been issued by an Underlying Issuer.

          "Unrestricted Cash" means, with respect to any date, the aggregate amount of cash and Cash Equivalents of Borrower and its Subsidiaries as of such date in the possession or otherwise under the control of Agent.

          "Voidable Transfer" has the meaning set forth in Section 17.7.

          "Wells Fargo" means Wells Fargo Bank, National Association, a national banking association.

          1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial or related covenant or a related definition, it shall be understood to mean Borrower and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise. Any reference herein to a reserve amount with respect to Oil and Gas Properties shall be reduced appropriately to reflect any minority interests in consolidated Subsidiaries (to the extent not already so reduced pursuant to GAAP).

          1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

          1.4 Construction. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or" The words "hereof", "herein", "hereby", "hereunder" and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders and supplements set forth herein). Any reference herein to any Person shall be construed to refer to and include such Person's successors and assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

          1.5 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

     2. LOANS AND TERMS OF PAYMENT.

          2.1 Revolver Advances.

               (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ("Revolver A Advances") to Borrower under its Revolver A Commitment and/or to make advances ("Revolver B Advances") to Borrower under its Revolver B Commitment, in each case as follows:

                  (i) The Revolver A Advances of a Revolver A Loan Lender at any one time outstanding shall not exceed such Revolver A Loan Lender's Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver A Amount less the Letter of Credit Usage and (ii) the Borrowing Base less the Letter of Credit Usage.

                  (ii) The Revolver B Advances of a Revolver B Loan Lender at any one time outstanding shall not exceed such Revolver B Loan Lender's Pro Rata Share of the Maximum Revolver B Amount.

                  (iii) For purposes of this Agreement, "Borrowing Base", as of any date of determination, shall mean:

                  (x) an amount equal to the sum of

                     (A)65%  of the  PV-10  of the  Proved  Developed  Producing
                        Reserves of Borrower and Newco Canada that are located in the continental United States or Canada and subject to a Mortgage and UCC financing statements (and PPSA registration statements in the case of Newco Canada), that in each case create a first priority perfected Lien in such Oil and Gas Properties in favor of Agent for the ratable benefit of the Lenders, and

                     (B)15% of the PV-10 of the Proved  Developed  Non-Producing
                        Reserves of Borrower and Newco Canada that are located in the continental United States or Canada and subject to a Mortgage and UCC financing statements (and PPSA registration statements in the case of Newco Canada), that in each case create a first priority perfected Lien in such Oil and Gas Properties in favor of Agent for the ratable benefit of the Lenders, minus

                  (y) the sum of (i) the Bank Product Reserves and (ii) the aggregate amount of Agent Reserves, if any, established by Agent under Section 2.1(b).

               (b) Anything to the contrary in this Agreement notwithstanding, Agent may, and, at the request of the Required Revolver A Lenders, shall, create reserves against the Borrowing Base (without declaring an Event of Default) as Agent determines, in its Permitted Discretion (in each case, an "Agent Reserve" and, collectively, the "Agent Reserves"). Without limiting the generality of the foregoing, Agent Reserves may include (but are not limited to) reserves based upon, without duplication, (A) past due or accrued taxes or other charges by a Governmental Authority, including ad valorem, personal property and other taxes which may have priority over the Liens of Agent in the Collateral; (B) Liens (whether inchoate or otherwise) in favor of third Persons, including, without limitation, any Governmental Authority (whether or not such Liens are Permitted Liens); (C) estimates of present and future costs, expenses, deposits and liabilities related to the plugging and abandonment of the Oil and Gas Properties (net of the amount thereof which has been taken into account in the most recent Reserve Report or is fully secured by an escrow or surety arrangement acceptable to Agent in its Permitted Discretion); (D) without duplication of the foregoing, amounts owing by Borrower or any Guarantor to any Person, including, without limitation, any Governmental Authority, to the extent secured by a Lien (whether or not such Lien is a Permitted Lien) on, or trust (constructive or otherwise) over, any of the Collateral (including proceeds thereof or collections from the sale of Hydrocarbons which may from time to time come into the possession of any of the Lenders or their agents), which Lien or trust, in Agent's Permitted Discretion has a reasonable possibility of having a priority superior to Agent's Liens (such as landlord liens, ad valorem taxes, production taxes, severance taxes, sales taxes, collections attributable to sale of Hydrocarbons of Persons other than the Loan Parties) in and to such item of Collateral, proceeds or collection; (E) to the extent not taken into account in the most recent Reserve Report delivered to Agent, amounts which Agent determines are appropriate to account for minority interests and other interests of Persons other than Borrower or Newco Canada and any natural gas imbalances of

Borrower or Newco Canada and for sales of Oil and Gas Properties; (F) unrealized losses related to Commodities Hedging Agreements; (G) any reserves that Agent may impose as a result of the non-compliance with Section 6.5 by any owner or operator of the Oil and Gas Properties of Borrower or Newco Canada; and (H) an amount equal to three months' rent on the Loan Parties' chief executive offices in the United States and Canada to the extent any such location is not subject to a Collateral Access Agreement. Borrower and Agent understand and agree that any amount of Agent Reserves shall not be considered a disbursement bearing interest hereunder, but rather shall be an amount that is not available for borrowing by Borrower under the Revolver A Commitments.

               (c) The applicable Revolving Loan Lenders shall have no obligation to make additional Revolver A Advances or Revolver B Advances hereunder to the extent that such additional Advances would cause (i) the Revolver A Usage to exceed the Maximum Revolver A Amount or (ii) the Revolver B Usage to exceed the Maximum Revolver B Amount. Notwithstanding anything contained in this Agreement or any other Loan Document, on and after the Revolver A Block Event, the Revolver A Loan Lenders shall have no obligation to make any Revolver A Advances.

               (d) Notwithstanding the foregoing, the applicable Revolving Loan Lenders shall have no obligation to make Revolver A Advances or Revolver B Advances if, either immediately before or after giving effect to such Advances, the Obligations exceeds or will exceed the amount permitted in the New Notes Indenture (the amount of any such excess is hereafter referred to as the "Indenture Deficit").

               (e) Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

               (f) Notwithstanding the foregoing, (i) the Revolver A Loan Lenders shall have no obligation to make Revolver A Advances if, after giving effect to such Revolver A Advances, the Revolver B Usage does not equal the Maximum Revolver B Amount and (ii) if at any time the Revolver B Usage does not equal the Maximum Revolver B Amount, the Letters of Credit shall either have been terminated or cash collateralized in an amount up to 105% of the then extant Letter of Credit Usage.

          2.2 Additional Loan. Subject to the terms and conditions of this Agreement, on the Amendment No. 2 Closing Date, each Additional Loan Lender agrees (severally, not jointly or jointly and severally) to make loans (the "Additional Loan Advances" and, collectively, the "Additional Loan") to Borrower in an amount equal to such Additional Loan Lender's Pro Rata Share of the Additional Loan Amount. Borrower shall not repay any principal of any Additional Loan Advance unless and until all the Revolver A Advances and all the Revolver B Advances have been paid in full, all Letters of Credit and Bank Products have been terminated or cash collateralized in an amount up to 105% of the then extant Letter of Credit Usage and the Revolver A Commitments and the Revolver B Commitments have been terminated or reduced to zero.

          2.3 Borrowing Procedures and Settlements.

               (a) Procedure for Borrowing. Each Borrowing shall be made by an irrevocable written request by an Authorized Person delivered to Agent (which request must be received by Agent no later than 10:00 a.m. (California time) on the Business Day prior to the date that is the requested Funding Date, which request shall specify (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day and, for the Additional Loan, which must be the Amendment No. 2 Closing Date; provided, however, that (x) in the case of a request for a Revolver B Advance after the Amendment No. 2 Closing
Date,  such  request  must be  received  by  Agent  no  later  than  10:00  a.m.
(California time) on the fifth Business Day prior to the date that is the requested Funding Date, (y) in the case of a request for Swing Loan in an amount of $5,000,000 or less, such notice will be timely received if it is received by Agent no later than 10:00 a.m. (California time) on the Business Day that is the requested Funding Date) specifying the amount of such Borrowing and the requested Funding Date, which shall be a Business Day, and (z) in the case of a request for a Revolver B Advance after the Amendment No. 2 Closing Date, such request shall specify that the related Revolver B Drawing Fee shall be payable as provided in Section 2.3(c) and Section 2.3(j). At Agent's election, in lieu of delivering the above-described written request with respect to the Revolver A Advances, any Authorized Person may give Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice.

               (b) Agent's Election. Promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall elect, in its discretion, (i) to have the terms of Section 2.3(c) apply to such requested Borrowing, or (ii) if the Borrowing is for a Revolver A Advance, to request Swing Lender to make a Swing Loan pursuant to the terms of Section 2.3(d) in the amount of the requested Borrowing; provided, however, that, if Swing Lender declines in its sole discretion to make a Swing Loan pursuant to Section 2.3(d), Agent shall elect to have the terms of Section 2.3(c) apply to such requested Borrowing.

               (c) Making of Advances.

                  (i) In the event that Agent shall elect to have the terms of this Section 2.3(c) apply to a requested Borrowing as described in Section 2.3(b), then promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall notify the Lenders, not later than 1:00 p.m. (California time) on the Business Day immediately preceding the Funding Date applicable thereto (or, in the case of a request for a Revolver B Advance after the Amendment No. 2 Closing Date, not later than 10:00 a.m. (California time) on the fourth Business Day preceding the Funding Date applicable thereto), by telecopy, telephone or other similar form of transmission, of the requested Borrowing (including, in the case of a request for a Revolver B Advance after the Amendment No. 2 Closing Date, that the related Revolver B Drawing Fee shall be payable as provided in this Section 2.3(c) by reduction of the actual amount advanced as provided in Section 2.3(c)(iv)). Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent's Account, not later than 10:00 a.m. (California time) on the Funding Date applicable thereto. After Agent's receipt of the proceeds of such Advances, upon satisfaction of the applicable conditions precedent set forth in Section 3 hereof, Agent shall make the proceeds thereof available to Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to Borrower's Designated Account; provided, however, that, subject to the provisions of Section 2.3(i), Agent shall not request any Lender to make, and no Lender shall make, any Advance if Agent shall have actual knowledge that (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the amount that Borrower is entitled to borrow as Revolver A Advances under Section 2.1 (after giving effect to all then outstanding Revolver A Obligations and all sublimits and Agent Reserves applicable hereunder).

                  (ii) Unless Agent receives notice from a Lender on or prior to the Amendment No. 2 Closing Date or, with respect to any Borrowing after the Amendment No. 2 Closing Date, at least 1 Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrower the amount of that Lender's Pro Rata Share of the Advance, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to Agent in immediately available funds and Agent in such circumstances has made available to Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lender Rate for each day during such period. A notice submitted by Agent to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to Agent shall constitute such Lender's Advance on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Borrower of such failure to fund and, upon demand by Agent, Borrower shall pay such amount to Agent for Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances composing such Borrowing. The failure of any Lender to make any Advance on any Funding Date shall not relieve any other Lender of any obligation hereunder to make an Advance on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on any Funding Date.

                  (iii) Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to Agent for the Defaulting Lender's benefit. and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments to each other non-Defaulting Lender member of the Lender Group ratably in accordance with their Revolver Commitments (but only to the extent that such Defaulting Lender's Advance was funded by the other members of the Lender Group) or, if so directed by Borrower and if no Default or Event of Default had occurred and is continuing (and to the extent such Defaulting Lender's Advance was not funded by the Lender Group), retain same to be re-advanced to Borrower as if such Defaulting Lender had made Advances to Borrower. Subject to the foregoing, Agent may hold and, in its Permitted Discretion, re-lend to

     Borrower for the account of such Defaulting Lender the amount of all such payments received and retained by it for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Revolver A Commitment and Revolver B Commitment shall each be deemed to be zero. This Section shall remain effective with respect to such Lender until (x) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable, (y) the non-Defaulting Lenders, Agent and Borrower shall have waived such Defaulting Lender's default in writing, or (z) the Defaulting Lender makes its Pro Rata Share of the applicable Advance and pays to Agent all amounts owing by Defaulting Lender in respect thereof. The operation of this Section shall not be construed to increase or otherwise affect the Revolver Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrower of its duties and obligations hereunder to Agent or to the Lenders other than such Defaulting Lender. Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrower at its option, upon written notice to Agent, to arrange for a substitute Lender to assume the Revolver Commitment of such Defaulting Lender, such substitute Lender to be acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder and agrees to execute and deliver a completed form of Assignment and Acceptance Agreement in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being repaid its share of the outstanding Obligations (other than Bank Product Obligations) (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever; provided further, however, that any such assumption of the Revolver Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups' or Borrower's rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund.

                  (iv) Notwithstanding the foregoing, the amount of proceeds actually required to be advanced by the Lenders with respect to any Revolver B Advance after the Amendment No. 2 Closing Date shall be reduced in the aggregate by the amount of the related Revolver B Drawing Fee, but the amount of such Revolver B Advance for all other purposes shall include the amount of such Revolver B Drawing Fee.

          (d) Making of Swing Loans.

               (i) In the event Agent shall elect, with the consent of Swing Lender, as a Lender, to have the terms of this Section 2.3(d) apply to a requested Borrowing (of a Revolver A Advance) as described in Section 2.3(b), Swing Lender as a Lender shall make such Revolver A Advance in the amount of such Borrowing (any Revolver A such Advance made solely by Swing Lender as a Lender pursuant to this Section 2.3(d) being referred to as a "Swing Loan" and such Revolver A Advances being referred to collectively as "Swing Loans") available to Borrower on the Funding Date applicable thereto by transferring immediately available funds to Borrower's Designated Account. Each Swing Loan is a Revolver A Advance hereunder and shall be subject to all the terms and conditions applicable to other Revolver A Advances, except that all payments on any Swing Loan shall be payable to Swing Lender as a Lender solely for its own account (and for the account of the holder of any participation interest with respect to such Swing Loan). Subject to the provisions of Section 2.3(i), Agent shall not request Swing Lender as a Lender to make, and Swing Lender as a Lender shall not make, any Swing Loan if Agent has actual knowledge that (i) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (ii) the requested Borrowing would exceed the amount that Borrower is entitled to borrow as Revolver A Advances under Section 2.1(after giving effect to all then outstanding Revolver A Obligations and all sublimits and Agent Reserves applicable hereunder) on such Funding Date. Swing Lender as a Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making, in its sole discretion, any Swing Loan.

               (ii) The Swing Loans shall be secured by the Agent's Liens, shall constitute Revolver A Advances and Obligations hereunder and shall bear interest at the rate applicable from time to time to Revolver A Advances that are Base Rate Loans.

          (e) Agent Advances.

               (i) Agent hereby is authorized by Borrower and the Lenders, from time to time in Agent's sole discretion, (1) after the occurrence and during the continuance of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in Section 3 have not been satisfied, to make Revolver A Advances to Borrower on behalf of the Revolver A Loan Lenders that Agent, in its Permitted Discretion deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of repayment of the Obligations (other than Bank Product Obligations), or (C) to pay any other amount chargeable to Borrower pursuant to the terms of this Agreement, including Lender Group Expenses and the costs, fees and expenses described in Section 10 (any of the Revolver A Advances described in this Section 2.3(e) shall be referred to as "Agent Advances"); provided, that notwithstanding anything to the contrary contained in this
Section 2.3(e), the aggregate principal amount of Agent Advances outstanding at any time, when taken together with the aggregate principal amount of Overadvances made in accordance with Section 2.3(i) outstanding at any time, shall not exceed an amount equal to the lesser of (x) 10% of the Borrowing Base then in effect and (y) $5,000,000. Each Agent Advance is a Revolver A Advance hereunder and shall be subject to all the terms and conditions applicable to other Revolver A Advances, and all payments thereon shall be payable to Agent solely for its own account (and for the account of the holder of any participation interest with respect to such Agent Advance).

               (ii) The Agent Advances shall be repayable by Borrower on demand and secured by the Agent's Liens granted to Agent under the Loan Documents, shall constitute Revolver A Advances and Obligations hereunder and shall bear interest at the rate applicable from time to time to Revolver A Advances that are Base Rate Loans.

               (f) Settlement. It is agreed that each Revolver A Loan Lender's funded portion of the Revolver A Advances is intended by the Revolver A Loan Lenders to equal, at all times, such Lender's Pro Rata Share of the outstanding Revolver A Advances. Such agreement notwithstanding, Agent, Swing Lender and the other Revolver A Loan Lenders agree (which agreement shall not be for the benefit of or enforceable by Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolver A Advances, the Swing Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                  (i) Agent shall request settlement ("Settlement") with the Revolver A Loan Lenders on a weekly basis, or on a more frequent basis if so determined by Agent, (1) on behalf of Swing Lender, with respect to each outstanding Swing Loan, (2) for itself, with respect to each Agent Advance and (3) with respect to Collections received, as to each by notifying the Revolver A Loan Lenders by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. (California time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the "Settlement Date"). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Revolver A Advances, Swing Loans and Agent Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(c)(iii)): (y) if a Revolver A Loan Lender's balance of the Revolver A Advances, Swing Loans and Agent Advances exceeds such Lender's Pro Rata Share of the Revolver A Advances, Swing Loans and Agent Advances as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. (California time) on the Settlement Date, transfer in immediately available funds to the account of such Lender as such Lender may designate, an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Revolver A Advances, Swing Loans and Agent Advances, and (z) if a Revolver A Loan Lender's balance of the Revolver A Advances, Swing Loans and Agent Advances is less than such Lender's Pro Rata Share of the Revolver A Advances, Swing Loans and Agent Advances as of a Settlement Date, such Lender shall no later than 12:00 p.m. (California time) on the Settlement Date transfer in immediately available funds to the Agent's Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Revolver A Advances, Swing Loans and Agent Advances. Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loan or Agent Advance and, together with the portion of such Swing Loan or Agent Advance representing Swing Lender's Pro Rata Share thereof, shall constitute Revolver A Advances of such Revolver A Loan Lenders. If any such amount is not made available to Agent by any Revolver A Loan Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.

                  (ii) In determining whether a Revolver A Loan Lender's balance of the Revolver A Advances, Swing Loans and Agent Advances is less than, equal to, or greater than such Revolver A Loan Lender's Pro Rata Share of the Revolver A Advances, Swing Loans and Agent Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest and fees payable by Borrower and allocable to the Revolver A Loan Lenders hereunder, and proceeds of Collateral. To the extent that a net amount is owed to any such Revolver A Loan Lender after such application, such net amount shall be distributed by Agent to that Revolver A Loan Lender as part of such next Settlement.

                  (iii) Between Settlement Dates, Agent, to the extent no Agent Advances or Swing Loans are outstanding, may pay over to Swing Lender any payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Revolver A Advances, for application to Swing Lender's Pro Rata Share of the Revolver A Advances. If, as of any Settlement Date, Collections received since the then immediately preceding Settlement Date have been applied to Swing Lender's Pro Rata Share of the Revolver A Advances other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Revolver A Loan Lenders, and Agent shall pay to the Lenders, to be applied to the outstanding Revolver A Advances of such Lenders, an amount such that each Revolver A Loan Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolver A Advances. During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Agent Advances, and each Revolver A Loan Lender (subject to the effect of letter agreements between Agent and individual Revolver A Loan Lenders) with respect to the Revolver A Advances other than Swing Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Revolver A Loan Lenders, as applicable.

               (g) Notation. Agent shall record on its books the principal amount and type of the Advances owing to each Lender, including the Swing Loans owing to Swing Lender, and Agent Advances owing to Agent, and the interests therein of each Lender, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Advances in its books and records, including computer records, such books and records constituting conclusive evidence, absent manifest error, of the accuracy of the information contained therein.

               (h) Lenders' Failure to Perform. All Advances (other than Swing Loans and Agent Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advance (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.

               (i) Optional Overadvances. (i) Any contrary provision of this Agreement (including, without limitation, Section 2.3(i)(ii)) notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Revolver A Advances (including Swing Loans) to Borrower notwithstanding that an Overadvance exists or thereby would be created, so long as (A) after giving effect to such Advances (including a Swing Loan), the outstanding Revolver A Usage does not exceed the Borrowing Base by more than an amount equal to the lesser of (x) 10% of the Borrowing Base then in effect and (y) $5,000,000, (B) after giving effect to such Revolver A Advances (including a Swing Loan), the outstanding Revolver A Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver A Amount, (C) the aggregate principal amount of Overadvances made pursuant to this Section 2.3(i) when taken together with the aggregate principal amount of Agent Advances made pursuant to
Section 2.3(e) does not exceed at any time an amount equal to the lesser of (x) 10% of the Borrowing Base then in effect and (y) $5,000,000 and (D) at the time of the making of any such Advance (including any Swing Loan), Agent does not believe, in good faith, that the Overadvance created by such Advance will be outstanding for more than 90 days. The foregoing provisions are for the exclusive benefit of Agent, the Specified Appointee, Swing Lender and the Lenders and are not intended to benefit Borrower in any way. The Advances and Swing Loans, as applicable, that are made pursuant to this Section 2.3(i) shall be subject to the same terms and conditions as any other Revolver A Advance or Swing Loan, as applicable, and the rate of interest applicable thereto shall be the rate applicable to Revolver A Advances that are Base Rate Loans under
Section 2.6(c) hereof without regard to the presence or absence of a Default or Event of Default.

                  (ii) In the event Agent obtains actual knowledge that the Revolver A Usage exceeds the amounts permitted by the preceding paragraph, regardless of the amount of, or reason for, such excess, Agent shall notify the Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees or Lender Group Expenses of Agent and the Lenders) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value), and the Lenders thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrower intended to reduce, within a reasonable time, the outstanding principal amount of the Revolver A Advances to Borrower to an amount permitted by the preceding paragraph. In the event Agent or any Lender disagrees over the terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Revolver A Lenders.

                  (iii) Each Revolver A Loan Lender shall be obligated to settle with Agent as provided in Section 2.3(f) for the amount of such Lender's Pro Rata Share (based on clause (a) of the definition thereof) of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this Section 2.3(i) and any Overadvances resulting from the charging to the Loan Account of interest, fees or Lender Group Expenses.

          2.4 Payments.

               (a) Payments by Borrower.

                  (i) Except as otherwise expressly provided herein, all payments by Borrower shall be made to Agent's Account for the account of the Lender Group and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein. Any payment received by Agent later than 11:00 a.m. (California time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

                  (ii) Unless Agent  receives  notice from Borrower prior to the date on which any payment is due to the Lenders that Borrower will not make such payment in full as and when required, Agent may assume that Borrower has made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrower does not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.

               (b) Apportionment and Application of Payments.

                  (i) Except as otherwise provided with respect to Defaulting Lenders and except as otherwise provided in the Loan Documents (including letter agreements, if any, between and/or among Agent, Specified Appointee and/or individual Lenders), aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and payments of fees and expenses (other than fees or expenses that are for Agent's or Specified Appointee's separate account, after giving effect to letter agreements, if any, between and/or among Agent, Specified Appointee and/or individual Lenders) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee relates. Except as otherwise specifically provided in paragraph (b)(iii) below or Sections 2.4(c), 2.4(d), 2.4(e) or 2.4(f), all payments shall be remitted to Agent and all such payments (other than payments received while no Event of Default has occurred and is continuing and which payments relate to the payment of principal or interest of specific Obligations or which relate to the payment of specific fees or other amounts), and all proceeds of Accounts or other Collateral received by Agent, shall be applied as follows:

                  (A) first, to pay any Lender Group Expenses then due to Agent and the Specified Appointee under the Loan Documents, pro rata, based on the amounts outstanding to each of the Agent and the Specified Appointee, until paid in full,

                  (B) second,  to pay any Lender Group  Expenses then due to the
     Lenders  under  the  Loan  Documents,   pro  rata,  based  on  the  amounts
     outstanding to each Lender, until paid in full,

                  (C) third, to pay any fees then due to Agent and the Specified Appointee (in each case for their separate accounts, and in the case of the Agent, after giving effect to any letter agreements between Agent and individual Revolver A Loan Lenders) under the Loan Documents, until paid in full,

                  (D) fourth, to pay any fees then due to any or all of the Revolver A Loan Lenders (after giving effect to any letter agreements between Agent and individual Revolver A Loan Lenders) under the Loan Documents, until paid in full,

                  (E) fifth, so long as no Event of Default has occurred and is continuing or if an Event of Default has occurred and is continuing and to the extent that the Required Revolver A Lenders agree, in their sole discretion, that any fees then due to any and all of the Revolver B Loan Lenders under the Loan Documents, may be paid pursuant to this item "fifth", to payment thereof, until paid in full (if an Event of Default has occurred and is continuing and to the extent that the Required Revolver A Lenders have not agreed that the fees then due to any or all of the Revolver B Loan Lenders may be paid pursuant to this item "fifth", the priority of the payment of such fees then due to such Revolver B Loan Lenders is deferred to item "eighteenth" below),

                  (F) sixth, so long as no Event of Default has occurred and is continuing or if an Event of Default has occurred and is continuing and to the extent that the Required Revolver A Lenders agree, in their sole discretion, that any fees then due to any and all of the Additional Loan Lenders under the Loan Documents, may be paid pursuant to this item "sixth", to payment thereof, until paid in full (if an Event of Default has occurred and is continuing and to the extent the Required Revolver A Lenders have not agreed that the fees then due to any or all of the Additional Loan Lenders may be paid pursuant to this "sixth", the priority of the payment of such fees then due to the Additional Loan Lenders is deferred to item "twenty-second" below),

                  (G) seventh, to pay interest due in respect of all Agent Advances, until paid in full,

                  (H) eighth, ratably to pay interest due in respect of the Revolver A Advances (other than Agent Advances) and the Swing Loans, until paid in full,

                  (I) ninth, so long as no Event of Default has occurred and is continuing, other than an Event of Default arising under Section 8.2 solely as a result of the failure to comply with Sections 6.2, 6.3 or 6.4, or, if an Event of Default has occurred and is continuing, other than an Event of Default arising under Section 8.2 solely as a result of the failure to comply with Sections 6.2, 6.3 or 6.4, and to the extent that the Required

     Revolver A Lenders agree, in their sole discretion, that interest due in respect of the Revolver B Advances may be paid pursuant to this item "ninth", to payment thereof, until paid in full (if an Event of Default has occurred and is continuing and to the extent that the Required Revolver A Lenders have not agreed that the interest due in respect of the Revolver B Advances may be paid pursuant to this item "ninth", the priority of the payment of such interest on the Revolver B Advances due to the Revolver B Loan Lenders is deferred to item "nineteenth" below),

                  (J) tenth, so long as no Event of Default has occurred and is continuing, other than an Event of Default arising under Section 8.2 solely as a result of the failure to comply with Sections 6.2, 6.3 or 6.4, or, if an Event of Default has occurred and is continuing, other than an Event of Default arising under Section 8.2 solely as a result of the failure to comply with Sections 6.2, 6.3 or 6.4, and to the extent the Required Revolver A Lenders agree, in their sole discretion, that interest due in respect of the Additional Loan Advances may be paid pursuant to this item "tenth", to payment thereof, until paid in full (if an Event of Default has occurred and is continuing and to the extent that the Required Revolver A Lenders have not agreed that the interest due in respect of the Additional Loan Advances may be paid pursuant to this item "tenth", the priority of the payment of interest on the Additional Loan Advances due to the Additional Loan Lenders is deferred to item "twenty-third" below),

                  (K) eleventh, to pay the principal of all Agent Advances until paid in full,

                  (L) twelfth, to pay the principal of all Swing Loans until paid in full,

                  (M) thirteenth, so long as no Event of Default has occurred and is continuing, and at Agent's election (which election Agent agrees will not be made if an Overadvance would be created thereby) to pay amounts then due and owing by Borrower or its Subsidiaries in respect of Bank Products, until paid in full,

                  (N) fourteenth, ratably (i) to pay the principal amount in respect of all Revolver A Advances, until paid in full, and (ii) to Agent to be held by Agent, for the ratable benefit of Issuing Lender and those Lenders having a Revolver A Commitment, as cash collateral in an amount up to 105% of the then extant Letter of Credit Usage, until paid in full,

                  (O) fifteenth, if an Event of Default has occurred and is continuing, ratably (i) to pay the principal of all Revolver A Advances until paid in full, (ii) to Agent to be held by Agent, for the ratable benefit of Issuing Lender and those Lenders having a Revolver A Commitment, as cash collateral in an amount up to 105% of the then extant Letter of Credit Usage, until paid in full, and (iii) to Agent, to be held by Agent, for the benefit of Wells Fargo or its Affiliates, as applicable, as cash collateral in an amount up to the amount of the Bank Product Reserves established prior to the occurrence of, and not in contemplation of, the subject Event of Default until Borrower's and its Subsidiaries' obligations in respect of the then extant Bank Products have been paid in full or the cash collateral amount has been exhausted,

                  (P) sixteenth, so long as no Event of Default has occurred and is continuing, or, if an Event of Default has occurred and is continuing and to the extent that the Required Revolver A Lenders agree, in their sole discretion, that the principal amount in respect of the Revolver B Advances may be paid pursuant to this item "sixteenth", to payment thereof, until paid in full (if an Event of Default has occurred and is continuing and to the extent that the Required Revolver A Lenders have not agreed that the principal amounts of the Revolver B Advances may be paid pursuant to this item "sixteenth", the priority of the payment of principal payable in respect of the Revolver B Advances is deferred to item "twentieth" below),

                  (Q)  seventeenth,  so long as no Event of Default has occurred and is continuing, or, if an Event of Default has occurred and is continuing and to the extent that the Required Revolver A Lenders agree, in their sole discretion, that the principal amount then due and payable in respect of the Additional Loan Advances may be paid pursuant to this item "seventeenth", to payments thereof, until paid in full (if an Event of Default has occurred and is continuing and to the extent that the Required Revolver A Lenders have not agreed that the principal amounts then due and payable in respect of the Additional Loan Advances may be paid pursuant to this item "seventeenth", the priority of the payment of principal payable in respect of the Additional Loan Advances is deferred to item "twenty-fourth" below),

                  (R) eighteenth, after all of the Revolver A Loan Obligations have been paid in full, all Letters of Credit have either been terminated or cash collateralized and the Revolver A Commitments have been terminated and (y) if an Event of Default has occurred and is continuing, to pay the fees then due to any or all of the Revolver B Loan Lenders under the Loan Documents, until paid in full,

                  (S) nineteenth, (x) after all of the Revolver A Loan Obligations have been paid in full, all Letters of Credit have either been terminated or cash collateralized and the Revolver A Commitments have been terminated and (y) if an Event of Default has occurred and is continuing, to pay interest due in respect of the Revolver B Loan Advances, until paid in full,

                  (T) twentieth, (x) after all of the Revolver A Loan Obligations have been paid in full, all Letters of Credit have either been terminated or cash collateralized and the Revolver A Commitments have been terminated and (y) if an Event of Default has occurred and is continuing, to pay the outstanding principal balance in respect of the Revolver B Advances, until paid in full,

                  (U) twenty-first, after all of the Revolver A Loan Obligations have been paid in full, all Letters of Credit have either been terminated or cash collateralized and the Revolver A Commitments have been terminated, to pay any other Revolver B Loan Obligation, until paid in full,

                  (V) twenty-second, (x) after all of the Revolver A Loan Obligations and the Revolver B Loan Obligations have been paid in full, all Letters of Credit have either been terminated or cash collateralized and the Revolver A Commitments and the Revolver B Commitments have been terminated and (y) if an Event of Default has occurred and is continuing, to pay the fees then due to any or all of the Additional Loan Lenders under the Loan Documents, until paid in full,

                  (W) twenty-third, (x) after all of the Revolver A Loan Obligations and the Revolver B Loan Obligations have been paid in full, all Letters of Credit have either been terminated or cash collateralized and the Revolver A Commitments and the Revolver B Commitments have been terminated and (y) if an Event of Default has occurred and is continuing, to pay interest due in respect of the Additional Loan Advances, until paid in full,

                  (X) twenty-fourth, (x) after all of the Revolver A Loan Obligations and the Revolver B Loan Obligations have been paid in full, all Letters of Credit have either been terminated or cash collateralized and the Revolver A Commitments and the Revolver B Commitments have been terminated and (y) if an Event of Default has occurred and is continuing, to pay the outstanding principal balance in respect of the Additional Loan Advances, until paid in full,

                  (Y) twenty-fifth, after all of the Revolver A Loan Obligations and Revolver B Loan Obligations have been paid in full, all Letters of Credit have either been terminated or cash collateralized and the Revolver A Commitments and the Revolver B Commitments have been terminated, to pay any other Additional Loan Obligation, until paid in full,

                  (Z) twenty-sixth, if an Event of Default has occurred and is continuing, to pay any other Obligations and any interest and other amounts payable in respect thereof (including the provision of amounts to Agent, to be held by Agent, for the benefit of Wells Fargo or its Affiliates, as cash collateral in an amount up to the amount determined by Agent in its Permitted Discretion as the amount necessary to secure Borrower's and its Subsidiaries' obligations in respect of the then extant Bank Products), and

                  (AA)   twenty-seventh,   to  Borrower  (to  be  wired  to  the
     Designated Account) or such other Person entitled thereto under applicable law.

                  (ii) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(h).

                  (iii) In each instance, so long as no Event of Default has occurred and is continuing, Section 2.4(b)(i) shall not be deemed to apply to any payment by Borrower specified by Borrower to be for the payment of specific Obligations (other than payments specified by Borrower to be for the payment of principal on the Revolver B Advances or Additional Loans made prior to the payment in full of all Revolver A Obligations, except, in the case of principal on Revolver B Advances and principal on Additional Loans, as permitted by Sections 2.4(c), 2.4(e) and 3.6 after the occurrence of the Revolver A Block Event).

                  (iv) For purposes of the foregoing, "paid in full" means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

                  (v) Notwithstanding anything contained in this Agreement:

                     (A)Borrower shall not repay any principal of any Revolver B
                        Advance or any Additional Loan Advance unless and until all the Revolver A Advances have been paid in full, all Letters of Credit and Bank Products have been terminated or cash collateralized and the Revolver A Commitments have been terminated or reduced to zero; provided, however, that principal of Revolver B Advances may be repaid prior to the termination or cash collateralization of Letters of Credit and Bank Products and the reduction of the Revolver A Commitments to zero, on and after the occurrence of the Revolver A Block Event and after the payment in full of the Revolver A Advances solely (i) with Excess Cash pursuant to Section 2.4(c) or (ii) with the proceeds of dispositions of Oil and Gas Properties pursuant to Section 2.4(e); and

                     (B)Borrower   shall  not  repay   any   principal   of  any
                        Additional Loan Advance unless and until all the Revolver A Advances and all the Revolver B Advances have been paid in full, all Letters of Credit and Bank Products have been terminated or cash collateralized and the Revolver A Commitments have been reduced to zero and the Revolver B Commitments have been terminated or reduced to zero; provided, however, that principal of Additional Advances may be repaid prior to the termination or cash collateralization of Letters of Credit and Bank Products and the reduction of the Revolver A Commitments to zero on and after the occurrence of the Revolver A Block Event and after the payment in full of the Revolver A Advances solely (i) with Excess Cash pursuant to Section 2.4(c) or (ii) with the proceeds of dispositions of Oil and Gas Properties pursuant to Section 2.4(e)

                  (vi) In the event of a direct conflict between the priority provisions of this Section 2.4 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.4 shall control and govern

               (c) Excess Cash. Subject to Section 2.4(b)(v), if on the day immediately prior to the end of any fiscal quarter of Borrower, the aggregate amount of cash and Cash Equivalents of Borrower and its Subsidiaries exceeds $2,000,000, Borrower shall immediately pay to Agent an amount equal to such excess to be applied as follows: first, to pay the outstanding Revolver A Advances until paid in full, second, to repay the outstanding Revolving B Advances until paid in full, and third, to repay the outstanding Additional Loan Advances until paid in full.

               (d) Indenture Deficit. Subject to Section 2.4(b)(v), if on any day an Indenture Deficit exists, Borrower shall immediately pay to Agent an amount equal to such Indenture Deficit to be applied as follows: first, to pay the outstanding Revolver A Advances and to cash collateralize the Letter of Credit Obligations in an amount up to 105% of the then extant Letter of Credit Obligations until paid in full, second, to repay the outstanding Revolving B Advances until paid in full, and third, to repay the outstanding Additional Loan Advances until paid in full.

               (e) Dispositions. Subject to Section 2.4(b)(v), immediately upon the closing of any dispositions by Borrower or any Subsidiary of properties or leasehold interests in properties with Proved Reserves or that would require Borrower to Pay Down Debt (as defined in the New Notes Indenture) under the terms of the New Notes Indenture, Borrower shall apply an amount equal to 100% of the net cash proceeds received by such Person in connection with such disposition, first, to pay the outstanding Revolver A Advances until paid in full, second, to repay the outstanding Revolving B Advances until paid in full, and third, to repay the outstanding Additional Loan Advances until paid in full.

               (f) Repayment on Revolver A Block Event. If, on and after the date of the Revolver A Block Event, the sum of the outstanding Revolver A Advances, the Letter of Credit Usage and the Bank Product Obligations exceeds the lesser of the then effective Revolver A Commitment and the Borrowing Base, the Borrower shall immediately repay the amount of such excess as follows:
first, to repay the outstanding Revolver A Advances until paid in full, and second, to repay, on a ratable basis, the obligations by providing cash collateral to be held by Agent in an amount equal to 105% of the then extant Letter of Credit Usage, or causing the original Letters of Credit to be returned to Agent and providing cash collateral, in such amounts as Wells Fargo or its Affiliates, as applicable, requires from its customers generally with respect to such products, to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Products Obligations.

          2.5 Overadvances. If, at any time or for any reason, the amount of the Revolver A Loan Obligations (other than Bank Product Obligations and Related Indebtedness) owed by Borrower to the Lender Group pursuant to Sections 2.1 and
2.12 is greater than either the Dollar or  percentage  limitations  set forth in
Section 2.1 or 2.12, (an "Overadvance"), Borrower immediately shall pay to Agent (unless an Overadvance is created pursuant to Section 2.3(i) in which case such payment shall be on demand), in cash, the amount of such excess, which amount shall be used by Agent to reduce the Revolver A Loan Obligations in accordance with the priorities set forth in Section 2.4(b). In addition, Borrower hereby promises to pay the Obligations (including principal, interest, fees, costs and expenses) in Dollars in full to the Lender Group as and when due and payable under the terms of this Agreement and the other Loan Documents.

          2.6 Interest Rates and Letter of Credit Fee; Rates, Payments and Calculations.

               (a) Interest Rates. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations), whether or not charged to the Loan Account pursuant to the terms hereof, shall bear interest on the Daily Balance thereof at a per annum rate equal to the Base Rate plus the applicable Base Rate Margin.

               (b) Letter of Credit Fee. Borrower shall pay Agent (for the ratable benefit of the Lenders with a Revolver A Commitment subject to any letter agreement between Agent and individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees and costs set forth in Section 2.12(e)) which shall accrue at a rate equal to 4.0% per annum times the Daily Balance of the undrawn amount of all outstanding Letters of Credit.

               (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default (and at the election of Agent or the Required Lenders),

                  (i) all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) whether or not charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 4 percentage points above the per annum rate otherwise applicable hereunder, and

                  (ii) the Letter of Credit fee provided for above shall be increased to 4 percentage points above the per annum rate otherwise applicable hereunder.

               (d) Payment. Interest shall be due and payable, in arrears, on the first day of each month at any time that Obligations or Revolver Commitments are outstanding (each such date, an "Interest Payment Date"). Letter of Credit fees and all other fees payable hereunder shall be due and payable on the date upon which such fees are due and payable hereunder. Borrower hereby authorizes Agent, from time to time without prior notice to Borrower, to, and Agent agrees that it will, charge such interest and fees, all Lender Group Expenses (as and when incurred), the charges, commissions, fees and costs provided for in Section 2.12(e) (as and when accrued or incurred), the fees and costs provided for in
Section 2.11 (as and when accrued or incurred) and all other payments as and when due and payable under any Loan Document (including any interest, fees, charges, commission costs and any other payments due and payable in respect of the Revolver B Advances or the Additional Loans or to the Revolver B Loan Lenders or the Additional Loan Lenders), and any amounts due and payable to Wells Fargo or its Affiliates in respect of Bank Products up to the amount of the then extant Bank Product Reserves) to Borrower's Loan Account, which amounts thereafter shall constitute Revolver A Advances hereunder and shall accrue interest at the rate then applicable to Revolver A Advances hereunder, provided, however, if, at the time that any amounts due in respect of interest and fees, costs and expenses on the Revolver B Loans or the Additional Loan Advances is charged to Borrower's Loan Account an Event of Default or Overadvance exists or would result from such charge to the Loan Account, such amounts shall not constitute Revolver A Loans but instead shall continue to remain outstanding as amounts due in respect of the Revolver B Loans and Additional Loans and such amounts shall be capitalized and added to the outstanding principal balances of the Revolver B Loans and Additional Loans, provided that the failure to make any such payment and the capitalization of amounts shall nonetheless constitute an Event of Default under Section 8.1. Any interest not paid when due shall be capitalized by being charged to Borrower's Loan Account and shall thereafter constitute Advances hereunder of the type to which they relate and shall accrue interest at the rate then applicable to such Advances, provided, however, if, that, at the time that any amounts due in respect of interest and fees, costs and expenses on the Revolver B Loans and the Additional Loan Advances is charged to Borrower's Loan Account, an Event of Default or Overadvance exists or would result from such charge to the Loan Account, such amounts shall not constitute Revolver A Loan Advances but instead shall continue to remain outstanding as amounts due in respect of the Revolver B Loans and Additional Loan and such amounts shall be capitalized and added to the outstanding principal balances of the Revolver B Loans and Additional Loans, provided that the failure to make any such payment and the capitalization of such amounts shall nonetheless constitute an Event of Default under Section 8.1.


               (e) Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360-day year for the actual number of days elapsed. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

               (f) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

          2.7 Cash Management.

               (a) Borrower shall (i) establish and maintain cash management services of a type and on terms satisfactory to Agent at one or more of the banks set forth on Schedule 2.7(a) (each a "Cash Management Bank") and shall request in writing and otherwise take such reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to such Cash Management Bank and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all Collections (including those sent directly by Account Debtors to a Cash Management Bank) into a bank account in Agent's name (a "Cash Management Account") at one of the Cash Management Banks. Borrower shall establish and maintain a concentration account in its name (the "Concentration Account") at the bank or banks which shall be designated as the concentration account bank for Borrower on Schedule 2.7(a) (the "Concentration Account Bank") which bank shall be satisfactory to Agent.

               (b) Each Cash Management Bank and the Concentration Account Bank shall establish and maintain Cash Management Agreements with Agent and Borrower or any Guarantor, in form and substance acceptable to Agent. Each such Cash Management Agreement shall provide, among other things, that (i) all items of payment deposited in such Cash Management Account and the Concentration Account and proceeds thereof are held by such Cash Management Bank or the Concentration Account Bank, as the case may be, as agent or bailee-in-possession for Agent,
(ii) the Cash Management Bank and the Concentration Account Bank have no rights of setoff or recoupment or any other claim against the applicable Cash Management Account or Concentration Account, other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account or Concentration Account and for returned checks or other items of payment, (iii) (A) with respect to each Cash Management Bank, such bank agrees, to forward immediately all amounts in each Cash Management Account to the Concentration Account Bank and to cause daily sweeps from such Cash Management Account into the Concentration Account, and (B) with respect to the Concentration Account Bank, such bank agrees from and after a receipt of a notice (an "Activation Notice") from Agent (which Activation Notice may be given by Agent at any time at which an Event of Default shall have occurred and is continuing), to immediately forward all amounts received in the Concentration Account to the Agent's Account; provided, however, that Agent reserves the right in its sole discretion, to require that Collections representing amounts attributable to trust fund taxes or Hydrocarbon interests of third Persons be segregated by the Cash Management Banks and held in a separate account (it being the intent of Agent, to the extent it has sufficient information to do so, to so segregate trust fund taxes or Hydrocarbon interests of third Persons and to avoid the deposit of such funds into the Agent's Account), and (iv) prior to the receipt by the Concentration Account Bank of an Activation Notice, all amounts in the Concentration Account may be transferred to and used by Borrower in the ordinary course of business. From and after the date Agent has delivered an Activation Notice to any Cash Management Bank with respect to any Cash Management Account(s), Borrower shall not accumulate or maintain cash in disbursement or payroll accounts as of any date of determination in excess of checks outstanding against such accounts as of that date and amounts necessary to meet minimum balance requirements.

               (c) So long as no Default or Event of Default has occurred and is continuing, Borrower may amend Schedule 2.7(a) to add or replace a Cash Management Bank, Cash Management Account, Concentration Account Bank or
Concentration Account; provided, however, that (i) such prospective Cash Management Bank or Concentration Account Bank shall be satisfactory to Agent and Agent shall have consented in writing in advance to the opening of such Cash Management Account or Concentration Account with the prospective Cash Management Bank or Concentration Account Bank, and (ii) prior to the time of the opening of such Cash Management Account or Concentration Account, Borrower and Guarantors and such prospective Cash Management Bank or Concentration Account Bank shall have executed and delivered to Agent a Cash Management Agreement. Borrower shall close any of its Cash Management Accounts or Concentration Account (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from Agent that the creditworthiness of any Cash Management Bank or Concentration Account Bank is no longer acceptable in Agent's reasonable judgment, or as promptly as practicable and in any event within 60 days of notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Cash Management Bank with respect to Cash Management Accounts, Concentration Account Bank with respect to the Concentration Account or Agent's liability under any Cash Management Agreement with such Cash Management Bank or the Concentration Account Bank is no longer acceptable in Agent's reasonable judgment.

               (d) The Cash Management Accounts and the Concentration Account shall be cash collateral accounts, with all Collections in such accounts securing payment of the Obligations, and in which Borrower and each Guarantor is hereby deemed to have granted a Lien to Agent.

               (e) Newco Canada shall (i) maintain one or more depository accounts, under the dominion and control of Agent pursuant to a lockbox agreement among Agent, Newco Canada and the applicable Canadian financial institution, in form and substance satisfactory to Agent, in respect of its Collections and (ii) instruct all of its Account Debtors to remit all such Collections to such depository accounts. Newco Canada shall at all times deposit all Collections into such accounts that are received by it from any source promptly, and in any event no later than the first Business Day, after the date of receipt thereof.

               (f) So long as no Event of Default shall have occurred and be continuing, Newco Canada may use the funds on deposit in its foreign bank accounts for its working capital purposes. During the continuance of an Event of Default, Agent shall have the right to convert all non-Dollar denominated balances in Newco Canada's foreign bank accounts into Dollars (at Borrower's sole expense) and cause all amounts in such accounts to be wired into a DDA or other account subject to a Control Agreement and then wired from such DDA to a Cash Management Account. The arrangements contemplated in Section 2.7(e) and this Section 2.7(f) shall not be modified by Borrower, Newco Canada or any other Subsidiaries of Borrower without the prior written consent of Agent.

          2.8 Crediting Payments. The receipt of any payment item by Agent (whether from transfers to Agent by the Cash Management Banks pursuant to the Cash Management Agreements or otherwise) shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent's Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into the Agent's Account on a Business Day on or before 11:00 a.m. (California time). If any payment item is received into the Agent's Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day.

          2.9 Designated Account. Agent is authorized to make the Advances, and Issuing Lender is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to
Section 2.6(d). Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Borrower, any Advance, Agent Advance, or Swing Loan requested by Borrower and made by Agent or the Lenders hereunder shall be made to the Designated Account.

          2.10 Maintenance of Loan Account; Statements of Obligations. Agent shall maintain an account (including, without limitation, subaccounts for the Revolver A Advances, the Revolver B Advances and the Additional Loans) on its books in the name of Borrower (the "Loan Account") on which Borrower will be charged with all Advances (including Agent Advances and Swing Loans) made by Agent, Swing Lender or the Lenders to Borrower or for Borrower's account, the Letters of Credit issued by Issuing Lender for Borrower's account and all other payment Obligations hereunder or under the other Loan Documents (including Bank Product Obligations up to the amount of the then extant Bank Product Reserves), including accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.8, the Loan Account will be credited with all payments received by Agent from Borrower or for Borrower's account, including all amounts received in the Agent's Account from any Cash Management Bank. Agent shall render statements regarding the Loan Account to Borrower, including principal, interest, fees and including an itemization of all charges and expenses constituting Lender Group Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and the Lender Group unless, within 30 days after receipt thereof by Borrower, Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

          2.11 Fees and Charges. Except as provided herein with respect to the Revolver B Drawing Fee, Borrower shall pay to Agent the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter):

               (a) Unused Line Fee - Revolver A. On the first day of each month during the term of this Agreement from and after the Amendment No. 2 Closing Date, Borrower shall pay an unused line fee in an amount equal to 0.625 percentage points per annum times the result of (a) the Maximum Revolver A Amount, less (b) the sum of (i) the average Daily Balance of Revolver A Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month.

               (b) Unused Line Fee - Revolver B. On the first day of each month during the term of this Agreement from and after the Amendment No. 2 Closing Date, Borrower shall pay an unused line fee in an amount equal to 0.625 percentage points per annum times the result of (a) the Maximum Revolver B Amount, less (b) the average Daily Balance of Revolver B Advances that were outstanding during the immediately preceding month. Such fee shall be apportioned among the Revolver B Loan Lenders in accordance with their respective Revolver B Exposures.

               (c) Revolver B Drawing Fee. Except with respect to the initial Revolver B Advance to be made on the Amendment No. 2 Closing Date, upon the making of a request for a Borrowing consisting in whole or in part of a Revolver B Advance, Borrower shall become obligated to pay to the Lenders obligated to make such Revolver B Advance a drawing fee (the "Revolver B Drawing Fee") equal to $50,000 per Borrowing (as to all such Lenders in the aggregate). The Revolver B Drawing Fee with respect to a Borrowing shall be payable on the Funding Date applicable to such Borrowing and shall be paid by reducing the aggregate amount advanced by the applicable Lenders in the aggregate by the amount of such Revolver B Drawing Fee. Each Revolver B Drawing Fee shall be apportioned among the Revolver B Loan Lenders in accordance with their respective Revolver B Exposures.

               (d) Revolver B Repayment Fee. On any date on which all or any portion of the Revolver B Advances are repaid in whole or in part, Borrower shall pay a repayment fee equal to $50,000 per repayment (as to all such Lenders in the aggregate); provided, however, that no repayment fee shall be payable in connection with a repayment (i) pursuant to Section 3.6(c) or (ii) on the Maturity Date. Such fee shall be apportioned among the Revolving Loan Lenders in accordance with their respective Revolver B Exposures.

               (e) Revolver A Commitment Reduction Fee. If the Revolver A Commitment is reduced as required by Section 3.6(b) in connection with a disposition pursuant to clause (e) or (f) of the definition of Permitted Disposition, Borrower shall pay, on the effective date of such reduction, a "Revolver A Commitment Reduction Fee" equal to the product of (i) the applicable Commitment Reduction Fee Percentage and (ii) the amount of such reduction.

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

               (f) Revolver B Commitment Reduction Fee. If the Revolver B Commitment is reduced in part pursuant to Section 3.6(d) or as required by
Section 3.6(c) in connection with a disposition pursuant to clause (e) or (f) of the definition of Permitted Disposition, Borrower shall pay, on the effective date of such reduction, a "Revolver B Commitment Reduction Fee" equal to the product of (i) the applicable Commitment Reduction Fee Percentage and (ii) the amount of such reduction. Such fee shall be apportioned among the Revolving Loan Lenders in accordance with their respective Revolver B Exposures.

               (g) Fee Letter Fees. As and when due and payable under the terms of the Fee Letter, Borrower shall pay the fees set forth in the Fee Letter to the payees specified therein.

               (h) Audit, Appraisal and Valuation Charges. For the separate account of Agent, the Borrower shall pay audit, appraisal and valuation fees and charges as follows, (i) a fee of $850 per day, per auditor (such fees for all auditors for any single financial audit not to exceed $5,000 in the aggregate), plus out-of-pocket expenses for each financial audit of a Loan Party performed by personnel employed by Agent, (ii) a fee of $1,500 per day per appraiser, plus out-of-pocket expenses, for each appraisal of the Collateral performed by personnel employed by Agent, and (iii) the actual charges paid or incurred by Agent if it elects to employ the services of one or more third Persons to perform financial audits of any Loan Party, to appraise the Collateral, or any portion thereof, to review or examine the Oil and Gas Properties of any Loan Party or to assess any Loan Party's business valuation, provided that, (x) with respect of clause (i) above, so long as no Event of Default shall have occurred and be continuing, Borrower shall not be obligated to pay for more than four financial audits during any calendar year and (y) with respect to any Reserve Report requested by Borrower or Agent (in addition to the Reserve Reports required to be delivered semi-annually by Borrower to Agent pursuant to Section 6.2(e)), the party requesting the issuance of such Reserve Report shall pay the costs and expenses associated therewith in the absence of a continuing Default or Event of Default (and during a continuing Default or Event of Default, such Reserve Report shall be at Borrower's sole cost and expense).

               (i) Lender Group Expenses. Lender Group Expenses in accordance with Section 16.17, or, if earlier, upon demand of Agent or any Lender entitled thereto.

          2.12 Letters of Credit.

               (a) Subject to the terms and conditions of this Agreement, the Issuing Lender agrees to issue letters of credit for the account of Borrower (each, an "L/C") or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, an "L/C Undertaking") with respect to letters of credit issued by an Underlying Issuer for the account of Borrower. Notwithstanding the foregoing, the Issuing Lender shall have no obligation hereunder to issue any Letters of Credit on and after the Revolver A Block Event. To request the issuance of an L/C or an L/C Undertaking (or the amendment, renewal, or extension of an outstanding L/C or L/C Undertaking), Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and Agent (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a notice requesting the issuance of an L/C or L/C Undertaking, or identifying the L/C or L/C Undertaking to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such L/C or L/C Undertaking is to expire, the amount of such L/C or L/C Undertaking, the name and address of the beneficiary thereof (or the beneficiary of the Underlying Letter of Credit, as applicable) and such other information as shall be necessary to prepare, amend, renew or extend such L/C or L/C Undertaking. If requested by the Issuing Lender, Borrower also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Undertaking. The Issuing Lender shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested Letter of Credit:

                  (i) the Letter of Credit Usage would exceed the Borrowing Base less the amount of outstanding Revolver A Advances, or

                  (ii) the Letter of Credit Usage would exceed $3,000,000, or

                  (iii) the Letter of Credit Usage would exceed the Maximum Revolver A Amount less the then extant amount of outstanding Revolver A Advances, or

                  (iv) an Indenture Deficit would exist.

               Borrower and the Lender Group acknowledge and agree that certain Underlying Letters of Credit may be issued to support letters of credit that already are outstanding as of the Closing Date. Each Letter of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to the Issuing Lender (in the exercise of its Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Lender is obligated to advance funds under a Letter of Credit, Borrower immediately shall reimburse such L/C Disbursement to Issuing Lender by paying to Agent an amount equal to such L/C Disbursement not later than 11:00 a.m., California time, on the date that such L/C Disbursement is made, if Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on the Business Day that Borrower receives such notice, if such notice is received prior to 10:00 a.m., California time, on the date of receipt, and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be a Revolver A Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Revolver A Advances that are Base Rate Loans under Section 2.6. To the extent an L/C Disbursement is deemed to be a Revolver A Advance hereunder, Borrower's obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting Revolver A Advance. Promptly following receipt by Agent of any payment from Borrower pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Revolver A Loan Lenders have made payments pursuant to Section 2.12(c) to reimburse the Issuing Lender, then to such Revolver A Loan Lenders and the Issuing Lender as their interest may appear.

               (b) Promptly following receipt of a notice of L/C Disbursement pursuant to Section 2.12(a), each Revolver A Loan Lender agrees to fund its Pro Rata Share of any Revolver A Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrower had requested such Revolver A Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Revolver A Loan Lenders. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Revolver A Loan Lenders, the Issuing Lender shall be deemed to have granted to each Revolver A Loan Lender, and each Revolver A Loan Lender shall be deemed to have purchased, a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit, and each such Revolver A Loan Lender agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of any payments made by the Issuing Lender under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolver A Loan Lender hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Revolver A Loan Lender's Pro Rata Share of each L/C Disbursement made by the Issuing Lender and not reimbursed by Borrower on the date due as provided in clause (a) of this Section, or of any reimbursement payment required to be refunded to Borrower for any reason. Each Revolver A Loan Lender acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share pursuant to this Section 2.12(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3 hereof. If any such Revolver A Loan Lender fails to make available to Agent the amount of such Revolver A Loan Lender's Pro Rata Share of any payments made by the Issuing Lender in respect of such Letter of Credit as provided in this Section, Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Revolver A Loan Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

               (c) Borrower hereby agrees to indemnify, save, defend and hold the Lender Group harmless from any loss, cost, expense, or liability, including reasonable attorneys' fees and disbursements, incurred by the Lender Group arising out of or in connection with any Letter of Credit; provided, however, that Borrower shall not be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Borrower agrees to be bound by the Underlying Issuer's regulations and interpretations of any Underlying Letter of Credit or by Issuing Lender's interpretations of any L/C issued by Issuing Lender to or for Borrower's account, even though this interpretation may be different from Borrower's own, and Borrower understands and agrees that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Borrower understands that the L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrower against such Underlying Issuer. Borrower hereby agrees to indemnify, save, defend and hold the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lender Group under any L/C Undertaking as a result of the Lender Group's indemnification of any Underlying Issuer; provided, however, that Borrower shall not be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group.

               (d) Borrower hereby authorizes and directs any Underlying Issuer to deliver to the Issuing Lender all instruments, documents and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the Issuing Lender's instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

               (e) Any and all charges, commissions, fees and costs incurred by the Issuing Lender relating to Underlying Letters of Credit shall be Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrower to Agent for the account of the Issuing Lender; it being acknowledged and agreed by Borrower that, as of the Amendment No. 2 Closing Date, the issuance charge imposed by the prospective Underlying Issuer is 0.825% per annum times the face amount of each Underlying Letter of Credit, that such issuance charge may be changed from time to time and that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings and renewals.

               (f) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

                  (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

                  (ii) there shall be imposed on the Underlying Issuer or the Lender Group any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto,

and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrower, and Borrower shall pay on demand such amounts as Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Revolver A Advance Base Rate Loans hereunder. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

          2.13 Capital Requirements. If, after the date hereof, any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request, or directive of any such entity regarding capital adequacy (whether or not having the force of law), the effect of reducing the return on such Lender's or such holding company's capital as a consequence of such Lender's Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Lender to be material, then such Lender may notify Borrower and Agent thereof. Following receipt of such notice, Borrower agrees to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods.

          2.14 Registered Loans and Registered Notes. Borrower agrees to record each Advance on the Register referred to in Section 14.1(h). Each Advance recorded on the Register (a "Registered Loan") may not be evidenced by promissory notes other than Registered Notes (as defined below). Upon the registration of any Advance, Borrower agrees, at the request of any Lender, to execute and deliver to such Lender a promissory note, in conformity with the terms of this Agreement, in registered form to evidence such Registered Loan, in form and substance reasonably satisfactory to Agent and such Lender, and registered as provided in Section 14.1(h) (a "Registered Note"), payable to the order of such Lender and otherwise duly completed, provided that any Registered
Note issued to evidence Revolver A Advances or Revolver B Advances shall be issued in the principal amount of the applicable Lender's Revolver A Commitment and/or Revolver B Commitment, as applicable. Once recorded on the Register, each Advance may not be removed from the Register so long as it or they remain outstanding, and a Registered Note may not be exchanged for a promissory note that is not a Registered Note.

          2.15 Repayment of Revolver B Advances and Additional Loan Advances. Borrower may prepay Revolver B Advances and Additional Loan Advances at any time, but in each case subject to Sections 2.4(b)(v), 2.11(d) and 3.6 and to the following terms and conditions, but without payment of any fee other than as set forth in Sections 2.11(f) and 3.6:

               (a) the Borrower shall have provided 10 days' prior written notice to the Agent and the Specified Appointee of the prepayment date and the amount of such prepayment;

               (b) any such prepayment shall be in a minimum amount equal to the lesser of (x) $1,000,000 and (y) the aggregate unpaid principal amount of Additional Loans or Revolver B Advances then outstanding, as applicable; and

               (c) Any such prepayment shall occur on and be effective as of an Interest Payment Date.

     3. CONDITIONS; TERM OF AGREEMENT; TERMINATION OF AGREEMENT AND REDUCTION OF COMMITMENTS.

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

          3.1 Conditions Precedent to the Initial Extension of Credit. The obligation of the Lender Group (or any member thereof) to make the initial Advance (or otherwise to extend any credit provided for hereunder), is subject to the fulfillment, to the satisfaction of Agent, of each of the conditions precedent set forth below:

               (a) the Closing Date shall occur on or before January 23, 2003;

               (b) Agent shall have received and filed all financing statements and PPSA registration statements required by Agent, duly executed or otherwise authorized by Borrower or any Guarantor, and Agent shall have received evidence reflecting the filing of all such financing statements and PPSA registration statements;

               (c) Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:

                  (i) the Cash Management Agreements,

                  (ii) the Control Agreements,

                  (iii) the Canadian Guaranty,

                  (iv) the Canadian Security Agreement,

                  (v) the Contribution Agreement,

                  (vi) the Disbursement Letter,

                  (vii) the Due Diligence Letter,

                  (viii) the Fee Letter,

                  (ix) the Mortgages,

                  (x) the Officers' Certificate,

                  (xi) the UCC/PPSA Filing Authorization Letter,

                  (xii) the Pledge Agreement, together with all certificates representing the shares of Stock pledged thereunder, as well as Stock powers with respect thereto endorsed in blank and all promissory notes pledged thereunder as well as allonges with respect thereto endorsed in blank, and

                  (xiii) the Intercreditor Agreement;

               (d) Agent shall have received a certificate from the Secretary of Borrower (i) attesting to the resolutions of Borrower's Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which Borrower is a party and authorizing specific officers of Borrower to execute the same and (ii) certifying the names and true


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

signatures of the officers of Borrower authorized to sign each Loan Document to which Borrower is a party;

               (e) Agent shall have received copies of Borrower's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Borrower;

               (f) Agent shall have received a certificate of status with respect to Borrower, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Borrower, which certificate shall indicate that Borrower is in good standing in such jurisdiction;

               (g) Agent shall have received certificates of status with respect to Borrower, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of Borrower) in which its failure to be duly qualified  or  licensed  would  constitute  a  Material  Adverse  Change,  which certificates shall indicate that Borrower is in good standing in such jurisdictions;

               (h) Agent shall have received a certificate from the Secretary of each Guarantor (i) attesting to the resolutions of Guarantor's Board of Directors authorizing its execution, delivery, and performance of the Loan Documents to which Guarantor is a party and authorizing specific officers of Guarantor to execute the same and (ii) certifying the names and true signatures of the officers of such Guarantor authorized to sign each Loan Document to which such Guarantor is a party;

               (i)  Agent  shall  have  received  copies  of  each   Guarantor's
Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Guarantor;

               (j) Agent shall have received a certificate of status with respect to Guarantor (other than Eastside Coal Company, Inc.), dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Guarantor, which certificate shall indicate that Guarantor is in good standing in such jurisdiction;

               (k) Agent shall have received certificates of status with respect to Guarantor, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of Guarantor) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that Guarantor is in good standing in such jurisdictions;

               (l) Agent shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 6.7, the form and substance of which shall be satisfactory to Agent;

               (m) [intentionally omitted];

               (n) Agent shall have received an opinion of the Loan Parties' counsel in form and substance satisfactory to Agent;

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

               (o) Agent shall have received satisfactory evidence (including a certificate of the chief financial officer of Borrower) that all tax returns required to be filed by Borrower have been timely filed and all taxes upon Borrower or its properties, assets, income, and franchises (including Real Property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest;

               (p) Borrower shall have the Required Availability after giving effect to the initial extensions of credit hereunder;

               (q) Agent shall have completed its business, legal, and collateral due diligence, including (i) a collateral audit and review of Borrower's books and records and verification of Borrower's representations and warranties to the Lender Group, (ii) environmental reports on the Oil and Gas Properties of Borrower and Guarantors and (iii) a takeover audit which will include, among other things, a verification that all of Borrower's and Guarantors' production taxes and royalty payments are current, verification of Borrower's and Guarantors' cash balances (including the sources of such cash) and a calculation of the Borrowing Base after updating the two-year NYMEX Strip Price and rolling forward the production volumes of Borrower and Guarantors, in each case the results of which shall be satisfactory to Agent;

               (r) Agent shall have received completed reference checks with respect to Borrower's senior management, the results of which are satisfactory to Agent in its sole discretion;

               (s)  Agent  shall  have  received  (i)  Borrower's  Closing  Date
Business Plan, (ii) evidence satisfactory to it that the debt and capital structure of Borrower and its Subsidiaries after giving effect to the Restructuring and the initial Advances under this Agreement, is consistent with the Closing Date Business Plan and the projections of Borrower and its Subsidiaries previously delivered to Agent and (iii) financial reports of Borrower and its Subsidiaries for the month ending immediately prior to the Closing Date;

               (t) Borrower shall pay all Lender Group Expenses incurred in connection with the transactions evidenced by this Agreement;

               (u) Agent shall have received (i) updated land records and/or title searches and abstracts of Oil and Gas Properties of Borrower and Newco Canada, the review of which shall be satisfactory to Agent, (ii) updated title opinions of such Oil and Gas Properties with respect to the Hydrocarbon Interests therein of Borrower and Newco Canada and (iii) Mortgages on such Oil and Gas Properties that are valid and enforceable first priority mortgage Liens on such Oil and Gas Properties free and clear of all defects and encumbrances except Permitted Liens;

               (v) Lenders shall have received the Initial Reserve Report, which shall be satisfactory to Lenders;

               (w) Agent shall have received satisfactory evidence verifying all production taxes and royalty payments pertaining to each well comprising a part of the Oil and Gas Properties are current;

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               (x) Agent  shall have  received  satisfactory  evidence  that the
Newco Canada Transfer shall have been consummated in compliance with all applicable laws;

               (y) Agent shall have received satisfactory evidence that Borrower shall have consummated the PrimeWest Transaction pursuant to the terms and conditions of the PrimeWest Agreement and in compliance with all applicable laws and no terms or provisions set forth in the PrimeWest Agreement shall have been amended, waived or otherwise modified without the prior written consent of Agent;

               (z) the Exchange Offer shall have been consummated pursuant to Borrower's Offer to Exchange, dated December 9, 2002, as amended by Supplement No. 1 to the Exchange Offer dated January 15, 2003, in compliance with all applicable laws and no terms or provisions set forth in such Offer to Exchange shall have been amended, waived or otherwise modified without the prior written consent of Agent;

               (aa) Agent shall have received evidence that (i) Borrower shall have deposited funds sufficient to effect a redemption, on terms satisfactory to Agent, of the Firstar Notes not otherwise exchanged or canceled pursuant to the Exchange Offer and shall have effected such redemption of such Firstar Notes in compliance with all applicable laws and pursuant to documents satisfactory to Agent (such redemption, the "Firstar Holdover Redemption") and (ii) immediately upon the deposit of such funds, the trustee of the Firstar Notes shall have terminated, discharged, and released its Liens and mortgages on all of Borrower's and its Subsidiaries' properties and assets and shall have delivered and/or authorized the filing of UCC and PPSA termination statements, discharges or release or mortgages and such other documentation evidencing such termination, discharge and release;

               (bb) Borrower shall have entered into the New Notes Indenture, the terms and conditions of which are set forth in Borrower's Offer to Exchange, dated December 9, 2002, as amended by Supplement No. 1 to the Exchange Offer dated January 15, 2003, which New Notes Indenture shall be in compliance with all applicable laws;

               (cc) Agent shall have received evidence that (i) Borrower shall have deposited funds sufficient to effect a redemption, on terms satisfactory to Agent, of the Norwest Notes and shall have effected such redemption of the Norwest Notes in compliance with all applicable laws and pursuant to documents satisfactory to Agent (such redemption, the "Norwest Redemption") and (ii) immediately upon the deposit of such funds, the trustee of the Norwest Notes shall have terminated, discharged and released its Liens and mortgages on all of Borrower's and its Subsidiaries' properties and assets and shall have delivered and/or authorized the filing of UCC and PPSA termination statements, discharges or releases or mortgages and such other documentation evidencing such termination, discharge and release;

               (dd) Agent shall have received evidence that Grey Wolf shall have
(i) entered into a termination and release agreement with respect to the Grey Wolf Credit Facility and all related documents, duly executed by Grey Wolf and Mirant Canada Energy Capital, Ltd., (ii) repaid in full all Indebtedness under the Grey Wolf Credit Facility, as well as all fees and expenses related thereto and (iii) caused Mirant Canada Energy Capital, Ltd. to terminate, discharge and release its Liens and mortgages on Grey Wolf's properties and assets and shall


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have  delivered  and/or  authorized the filing of PPSA  termination  statements, discharges or releases of mortgages and such other documents evidencing such termination, discharges and releases;

               (ee) no Material Adverse Change shall have occurred;

               (ff) Agent shall have received evidence that Borrower shall have entered into Commodity Hedging Agreements with respect to its Hydrocarbon production with one or more counterparties rated investment grade by Moody's and Standard & Poor's, or the equivalent by a rating agency acceptable to Agent or with a counterparty otherwise reasonably acceptable to Agent, with the aggregate notional volumes of Hydrocarbons covered by such Commodities Hedging Agreements constituting not less than 25% and not more than 75% of the aggregate amount of Borrower's estimated Hydrocarbon production volumes on an mcf equivalent basis (where one barrel of oil is equal to six mcf of gas) for the succeeding six calendar months after the Closing Date from Oil and Gas Properties classified as Proved Developed Producing Reserves in the Initial Reserve Report plus the estimated production from anticipated drilling by Borrower or its Subsidiaries during such succeeding six months;

               (gg) Agent shall have received and reviewed information with respect to all material litigation of Borrower and its Subsidiaries, and shall be satisfied with the results of its review;

               (hh) Agent shall have received fully executed copies of each of the Material Contracts, the New Notes Documents and the agreements, documents or instruments related to the Firstar Holdover Redemption, the Norwest Redemption and the Newco Canada Transfer, together with a certificate of the Chief Executive Officer of Borrower certifying each such document as being a true, correct, and complete copy thereof and that such agreements, documents or instruments remain in full force and effect and that none of the Loan Parties has breached or defaulted in any of its obligations under such agreements;

               (ii) Borrower shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the Restructuring and the execution and delivery by Borrower and each Guarantor of this Agreement or any other Loan Document or with the consummation of the transactions contemplated by the Restructuring and hereby and thereby; and

               (jj) all other documents and legal matters in connection with the transactions contemplated by this Agreement and the Restructuring shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

          3.2 Conditions Subsequent to the Initial Extension of Credit. The obligation of the Lender Group (or any member thereof) to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of each of the conditions subsequent set forth below (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

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

               (a) within 30 days of the Closing Date, deliver to Agent certified copies of the policies of insurance, together with the endorsements thereto, as are required by Section 6.7, the form and substance of which shall be satisfactory to Agent and its counsel;

               (b) [intentionally omitted];

               (c) within 30 days after the Closing Date, deliver to Agent title opinions, in form and substance satisfactory to Agent, with respect to the Oil and Gas Properties referred to as Caprito Section 82 and Caprito Section 83;

               (d) within 30 days after the Closing Date, deliver to Agent an updated certificate of status for Eastside Coal Company, Inc., such certificate to be issued by the Secretary of State of Colorado; which certificate shall indicate that such corporation is in good standing in such jurisdiction; and

               (e) within 30 days after the Closing Date, with respect to the Oil and Gas Property referred to as Caprito Section 98: (i) use its best efforts to satisfy (A) Requirement No. 6A of Limited Title Opinion, dated January 13, 2003 by William D. Patterson, P.C., which calls for a stipulation of interest or corrected assignments executed by the parties identified in such Requirement, and (B) Requirement No. 14 of such Opinion, which calls for execution of a stipulation of interest by the "owners of the oil and gas leasehold estate" in such Section 98; and (ii) provide evidence reasonably acceptable to Agent that
(A) the AMI and Option Agreement, dated May 28, 1992, referred to in such Opinion, does not adversely affect the Borrower's interest in such Section 98 (it being agreed that an opinion from such opining counsel to that effect shall be a satisfactory form of such evidence); (B) Borrower is being paid 100% of the oil and gas production allocable to the oil and gas leasehold estate in such
Section 98 (it being agreed that a copy of the relevant portions of all relevant product purchase contract(s), or check stubs which identify such Section 98) shall be a satisfactory form of such evidence), and (C) the owners of the oil and gas leasehold estate are being paid on the interests shown in such Opinion (it being agreed that copies of pay sheets on all wells in such Section 98 shall be a satisfactory form of such evidence).

          3.3 Conditions Precedent to all Extensions of Credit. The obligation of the Lender Group (or any member thereof) to make all Advances (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

               (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date),

               (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof,

               (c) no injunction, writ, restraining order or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against Borrower, Agent, any Lender or any of their Affiliates, and

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               (d) no Material Adverse Change shall have occurred.

          3.4 Term. This Agreement shall become effective upon the execution and delivery hereof by Borrower, Agent, and the Lenders and shall continue in full force and effect for a term ending on February 1, 2007 (the "Maturity Date"). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

          3.5 Effect of Termination. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrower with respect to outstanding Letters of Credit and including all Bank Products Obligations) immediately shall become due and payable without notice or demand (including (a) either (i) providing cash collateral to be held by Agent in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to Agent and (b) providing cash collateral, in such amounts as Wells Fargo or its Affiliates, as applicable, requires from its customers generally with respect to such products, to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Products Obligations). No termination of this Agreement, however, shall relieve or discharge Borrower of its duties, Obligations, or covenants hereunder and Agent's Liens in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and Lenders' obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations have been fully and finally discharged and Lenders' obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrower's sole expense, execute and deliver any UCC termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, Agent's Liens and all notices of security interests and liens previously filed by Lender with respect to the Obligations.

          3.6 Early Termination; Reduction of Revolver Commitments.

               (a) Early Termination. Borrower shall have the option, at any time upon 30 days' prior written notice to Agent and the Specified Appointee, to terminate this Agreement by paying to Agent, on any Business Day (which need not be an Interest Payment Date), in cash, the Obligations (including (a) either (i) providing cash collateral to be held by Agent in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to Agent, and (b) providing cash collateral, in such amounts as Wells Fargo or its Affiliates, as applicable, requires from its


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customers  generally with respect to such products,  to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Products Obligations), in full, together with the Applicable Prepayment Premium. If Borrower has sent a notice of termination pursuant to the provisions of this Section, then Lenders' obligations to extend credit hereunder shall terminate and Borrower shall be obligated to repay the Obligations (including (a) either
(i) providing cash collateral to be held by Agent (in an interest-bearing account) in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to Agent, and (b) providing cash collateral, in such amounts as Wells Fargo or its Affiliates, as applicable, requires from its customers generally with respect to such products, to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Products Obligations), in full, together with the Applicable Prepayment Premium, on the date set forth as the date of termination of this Agreement in such notice. In the event of the termination of this Agreement and repayment of the Revolving Loan Obligations at any time prior to the Maturity Date, for any other reason, including (a) termination upon the election of the Required Lenders to terminate after the occurrence of an Event of Default, (b) foreclosure and sale of Collateral, (c) sale of the Collateral in any Insolvency Proceeding or (d) restructure, reorganization, or compromise of the Obligations by the confirmation of a plan of reorganization or any other plan of compromise, restructure, or arrangement in any Insolvency Proceeding, then, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to Lenders or profits lost by the Revolving Loan Lenders as a result of such early termination, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Revolving Loan Lenders, Borrower shall pay the Applicable
Prepayment Premium to the Revolving Loan Lenders, measured as of the date of such termination; provided, however, that Borrower shall not be obligated to pay the Applicable Prepayment Premium pursuant to the preceding sentence if, in connection with the termination of this Agreement pursuant to the preceding sentence, the repayment of the Revolving Loan Obligations at any time prior to the Maturity Date is from the proceeds received by Borrower pursuant to (x) a public or private placement of stock (including a placement in the form of a merger) or subordinated indebtedness of any Loan Party, (y) a sale of assets of any Loan Party or (z) a financing facility provided jointly by, or consented to jointly by, Wells Fargo and GCF.

               (b) Reduction of Revolver A Commitment Following Disposition. If the Pro Forma Proved Developed Reserves Amount is less than 50 bcfe after giving effect to the consummation of any Permitted Disposition described in clauses (e) and (f) of such definition related to Oil and Gas Properties of Borrower and there exists outstanding Revolver A Obligations, upon application of the proceeds to repay the Revolver A Advances in accordance with the provisions of
Section 2.4(e), the Revolver A Commitments shall be permanently reduced in an amount equal to the proceeds applied to repay the Revolver A Advances; provided, that at the time that there exists Revolver A Advances and the Revolver A Commitments have been reduced to $5,000,000, the application of proceeds to repay the Revolver A Advances shall not result in any further reduction of the Revolver A Commitments (the occurrence of such event, the "Revolver A Block Event"). Upon any such reduction of the Revolver A Commitments, the Borrower shall concurrently pay to Agent, in cash, the Revolver A Commitment Reduction Fee required to be paid pursuant to Section 2.11(e).

               (c) Reduction of Revolver B Commitment Following Disposition. If the Pro Forma Proved Developed Reserves Amount is less than 50 bcfe after giving effect to the consummation of any Permitted Disposition described in clauses (e) and (f) of such definition related to Oil and Gas Properties of Borrower, and the Revolver A Block Event has occurred, upon application of the proceeds to paydown the Revolver B Obligations in accordance with the provisions of Section 2.4(e), the Revolver B Commitments shall be permanently reduced in an amount up to the proceeds applied to paydown the Revolver B Obligations. Upon any such reduction of the Revolver B Commitments, the Borrower shall concurrently pay to Agent, in cash, the Revolver B Commitment Reduction Fee required to be paid pursuant to Section 2.11(f).

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               (d)  Optional  Partial   Reduction  of  Revolver  B  Commitments.
Borrower shall have the option, at any time upon 10 days' prior written notice to Agent and the Specified Appointee, to reduce the Revolver B Commitment of all Revolver B Loan Lenders in whole or in part, as follows:

                  (i) No reduction of the Revolver B Commitment shall be effected unless the Revolver A Commitment shall have previously been, or shall concurrently be, reduced to zero;

                  (ii) Any such reduction shall be in an amount that equals or exceeds the lesser of (x) $1,000,000 and (y) the then remaining Revolver B Commitment;

                  (iii) Any such reduction shall occur on and be effective as of an Interest Payment Date;

                  (iv) Any such reduction shall be allocated ratably among the Lenders having Revolver B Commitments. Promptly after the effectiveness of such reduction, the Agent shall notify each Lender of the amount of its Revolver B Commitment after giving effect to such reduction; and

                  (v) Upon the effective date of a reduction of a Revolver B Commitment, the Borrower shall pay to Agent, in cash, (x) principal of the Advances relating to such Revolver Commitment in an amount sufficient to reduce the outstanding amount of such Advances to the amount of such Revolver Commitment as so reduced and (y) the Revolver B Commitment Reduction Fee applicable to such reduction as provided in Section 2.11(f).

          3.7 Mandatory Prepayment upon Change of Control. Upon the occurrence of a Change of Control, all Obligations (including contingent reimbursement obligations of Borrower with respect to outstanding Letters of Credit and including all Bank Products Obligations) immediately shall become due and payable without notice or demand (including (a) either (i) providing cash collateral to be held by Agent in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to Lender and (b) providing cash collateral, in such amounts as Wells Fargo or its Affiliates, as applicable, requires from its customers generally with respect to such products, to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Products
Obligations). The Borrower shall immediately notify Agent, the Specified Appointee and each Lender of the occurrence of a Change of Control.

     4. CREATION OF SECURITY INTEREST.

          4.1 Grant of Security Interest. Each Domestic Loan Party hereby grants to Agent, for the benefit of the Lender Group, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Personal Property Collateral in order to secure prompt repayment of any and all of the Obligations or the Guaranteed Obligations (as the case may be) in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by each such Domestic Loan Party of each of its covenants and duties under the Loan Documents. The Agent's Liens in and to the Personal Property Collateral shall attach to all Personal


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Property  Collateral  without  further act on the part of Agent or any  Domestic
Loan Party. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, no Domestic Loan Party shall have authority, express or implied, to dispose of any item or portion of the Collateral.

          4.2 Negotiable Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection or priority of Agent's security interest is dependent on or enhanced by possession, each Domestic Loan Party, immediately upon the request of Agent, shall endorse and deliver physical possession of such Negotiable Collateral to Agent.

          4.3 Collection of Accounts, General Intangibles, and Negotiable Collateral. At any time after the occurrence and during the continuation of an Event of Default, Agent or Agent's designee may (a) notify Account Debtors of any Loan Party that the Accounts, chattel paper, or General Intangibles have been assigned to Agent or that Agent has a security interest therein, or (b) collect the Accounts, chattel paper, or General Intangibles directly and charge the collection costs and expenses to the Loan Account. Each Domestic Loan Party agrees, and Borrower shall cause each other Loan Party to agree, that it will hold in trust for the Lender Group, as the Lender Group's trustee, any Collections that it receives and immediately will deliver said Collections to Agent or a Cash Management Bank in their original form as received by Borrower.

          4.4 Delivery of Additional Documentation Required.

               (a) Each Domestic Loan Party authorizes Agent to file any financing statement required hereunder, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Domestic Loan Party where permitted by applicable law. Each Domestic Loan Party hereby ratifies the filing of any financing statement, any continuation statement or amendment with respect thereto, filed without the signature of such Domestic Loan Party prior to the date hereof.

               (b) If any Domestic Loan Party acquires any commercial tort claims after the date hereof, such Domestic Loan Party shall promptly deliver to Agent a written description of such commercial tort claim and, upon request of Agent, shall deliver a written agreement, in form and substance reasonably satisfactory to Agent, pursuant to which such Domestic Loan Party shall pledge and collaterally assign all of its right, title and interest in and to such commercial tort claim to Agent as security for the Obligations or the Guaranteed Obligations, as the case may be (each, a "Commercial Tort Claim Assignment").

               (c) At any time upon the request of Agent, each Domestic Loan Party shall execute and deliver to Agent, and cause its Subsidiaries to execute and deliver to Agent, any and all financing statements, original financing statements in lieu of continuation statements, amendments to financing statements, fixture filings, security agreements, pledges, assignments, Commercial Tort Claim Assignments, endorsements of certificates of title, and all other documents (collectively, the "Additional Documents") that Agent may request in its Permitted Discretion, in form and substance reasonably


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satisfactory  to Agent,  to create and perfect and continue  perfected or better perfect the Agent's Liens in the Collateral (whether now owned or hereafter acquitted, tangible or intangible, real or personal), and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents, including any Mortgages.

               (d) To the maximum extent permitted by applicable law, each Domestic Loan Party authorizes Agent to execute any such Additional Documents in such Domestic Loan Party's name and authorizes Agent to file such executed Additional Documents in any appropriate filing office. To the maximum extent permitted by applicable law, each Domestic Loan Party authorizes the filing of any such Additional Documents without the signature of such Domestic Loan Party in any appropriate filing office. Agent will promptly provide Borrower with a copy of any Additional Documents. In addition, on such periodic basis as Agent shall require and to the extent any Domestic Loan Party acquires or generates any Collateral described in the following clauses (i) and (ii), such Domestic Loan Party shall (i) provide Agent with a report of all new patentable, copyrightable, or trademarkable materials acquired or generated by such Domestic Loan Party during the prior period, (ii) cause all patents, copyrights, and trademarks acquired or generated by such Domestic Loan Party that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of such Domestic Loan Party's ownership thereof, and (iii) cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

          4.5 Power of Attorney. Each Domestic Loan Party hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent's officers, employees or agents designated by Agent) as such Domestic Loan Party's true and lawful attorney, with power to (a) if such Domestic Loan Party refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of such Domestic Loan Party on any of the documents described in
Section 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign such Domestic Loan Party's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse such Domestic Loan Party's name on any Collection item that may come into the Lender Group's possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Domestic Loan Party's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Agent determines to be reasonable, and Agent may cause to be executed and delivered any documents and releases that Agent determines to be necessary. The appointment of Agent as such Domestic Loan Party's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and the Lender Group's obligations to extend credit hereunder are terminated.

          4.6 Right to Inspect. Agent and each Lender (through any of their respective officers, employees, or agents) shall have the right, upon notice to Borrower, which notice shall not be required upon the occurrence and during the


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continuance  of an Event of Default,  from time to time hereafter to inspect the
Books and to check, test, and appraise the Collateral and review and examine the Oil and Gas Properties of Borrower in order to verify Borrower's or any Guarantor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

          4.7 Control Agreements. Each Domestic Loan Party agrees that it will not transfer assets out of any Securities Accounts other than as permitted under
Section 7.19 and, if to another securities intermediary, unless each such Domestic Loan Party, Agent and the substitute securities intermediary have entered into a Control Agreement. Each Domestic Loan Party hereby agrees to take any and all action that Agent requests in order for Agent to obtain control in accordance with Sections 9-104, 9-105, 9-106 and 9-107 of the Code with respect to any Securities Accounts, DDA's, chattel paper, Investment Property and letter-of-credit rights. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property or any DDA, electronic chattel paper or letter-of-credit rights shall be modified by any Domestic Loan Party without the prior written consent of Agent. Upon the occurrence and during the continuance of a Default or Event of Default, Agent may notify any securities intermediary or depository to liquidate the applicable Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Agent's Account.

          4.8 Ratification of Liens. Each Loan Party hereby confirms, ratifies and reaffirms that the Liens granted pursuant to this Agreement as of the Closing Date are continuing and are, and shall remain, unimpaired and continue to constitute fully perfected, first priority Liens (subject to Permitted Liens that arise by operation of law securing amounts that are not delinquent) in favor of the Agent for the benefit of the Agent, the Specified Appointee and the Lenders, with the same force, effect and priority in effect both immediately prior to an after entering into on or as of the Amendment No. 2 Closing Date. Each such Loan Party hereby confirms and agrees that such Liens granted pursuant to this Agreement as of the Amendment No. 2 Closing Date will continue to secure all of the Obligations and the Guaranteed Obligations, as the case may be.

     5. REPRESENTATIONS AND WARRANTIES.

          In order to induce the Lender Group to enter into this Agreement, each Domestic Loan Party makes the following representations and warranties to the Lender Group, which shall be true, correct, and complete, in all material respects, as of the Amendment No. 2 Closing Date and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date), and such representations and warranties shall survive the execution and delivery of this Agreement and Amendment No.2:

          5.1 No Encumbrances. Each Loan Party has good and indefeasible title to the Collateral and the Real Property (other than Oil and Gas Properties constituting Real Property) or good and defensible title to Oil and Gas Properties constituting Real Property, free and clear of Liens except for Permitted Liens.

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          5.2  Equipment.  All of the  Equipment is used or held for use in each
Loan Party's business and is fit for such purposes.

          5.3 Location of Inventory and Equipment. The Equipment is located only at the locations identified on Schedule 5.3 other than such Equipment in transit or temporarily removed to a location not identified therein for refurbishment or repair. There is no location at which any Domestic Loan Party has any Inventory, including Hydrocarbon products (except for Hydrocarbon products in transit), other than the locations identified on Schedule 5.3 and 5.22. Schedule 5.3 and
5.22 contains a true, correct and complete list, as of the Amendment No. 2 Closing Date, of each location at which Hydrocarbon products of the Domestic Loan Parties are stored.

          5.4 Inventory Records. Each Loan Party keeps correct and accurate records itemizing and describing the type and quantity of its Inventory and the book value thereof.

          5.5 Location of Chief Executive Office; FEIN.

               (a) The chief executive office of each Domestic Loan Party is located at the address indicated on Schedule 5.5 and such Domestic Loan Party's FEIN is identified on Schedule 5.5.

               (b) Each Domestic Loan Party's organizational identification number is identified on Schedule 5.5.

               (c) No Domestic Loan Party holds any commercial tort claims as of the Amendment No. 2 Closing Date hereof, except as identified on Schedule 5.5.

          5.6 Due Organization and Qualification; Subsidiaries.

               (a) Each Loan Party is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where the failure to be so qualified reasonably could be expected to have a Material Adverse Change.

               (b) Set forth on Schedule 5.6(b), is a complete and accurate description of the authorized capital Stock of Borrower, by class, and, as of the Amendment No. 2 Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on Schedule 5.6(b), there are no subscriptions, options, warrants, or calls relating to any shares of Borrower's capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

               (c) Set forth on Schedule 5.6(c), is a complete and accurate list of Borrower's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization, (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries, and (iii) the number


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and the percentage of the  outstanding  shares of each such class owned directly or indirectly by Borrower. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

               (d) Except as set forth on Schedule 5.6(c), there are no subscriptions, options, warrants, or calls relating to any shares of Borrower's Subsidiaries' capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Neither Borrower nor any of its
Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of Borrower's Subsidiaries' capital Stock or any security convertible into or exchangeable for any such capital Stock.

          5.7 Due Authorization; No Conflict.

               (a) The execution, delivery and performance by Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of Borrower.

               (b) The execution, delivery and performance by Borrower of this Agreement and the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, provincial, state or local law or regulation applicable to Borrower, the Governing Documents of Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower (including, without limitation, any Material Contract of any Loan Party), (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of Borrower's interestholders or any approval or consent of any Person under any material contractual obligation of Borrower that has not been obtained by Borrower on or prior to the Closing Date or the Amendment No. 2, as applicable.

               (c) Other than the filing of financing statements and informational filings with the SEC, fixture filings, and Mortgages, the execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

               (d) This Agreement and the other Loan Documents to which Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by Borrower will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

               (e) The Agent's Liens are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

               (f) The execution, delivery, and performance by each Guarantor of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of Guarantor.

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

               (g) The execution, delivery and performance by each Guarantor of the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, provincial, state or local law or regulation applicable to such Guarantor, the Governing Documents of such Guarantor, or any order, judgment or decree of any court or other Governmental Authority binding on such Guarantor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of such Guarantor, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Guarantor, other than Permitted Liens, or (iv) require any approval of such Guarantor's interestholders or any approval or consent of any Person under any material contractual obligation of such Guarantor that has not been obtained by Borrower on or prior to the Closing Date or the Amendment No. 2 Closing Date, as applicable.

               (h) The execution, delivery and performance by each Guarantor of the Loan Documents to which such Guarantor is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

               (i) The Loan Documents to which each Guarantor is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Guarantor will be the legally valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as enforcement may be limited by such equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

          5.8 Litigation. Other than those matters disclosed on Schedule 5.8, there are no actions, suits or proceedings pending or, to the best knowledge of Borrower, threatened against Borrower or any of its Subsidiaries, as applicable, except for (a) matters that are fully covered by insurance (subject to customary deductibles), and (b) matters arising after the Closing Date or the Amendment No. 2 Closing Date, as applicable, that, if decided adversely to Borrower or any of its Subsidiaries, as applicable, reasonably could not be expected to result in a Material Adverse Change.

          5.9 No Material Adverse Change. All financial statements relating to Borrower or Guarantor that have been delivered by Borrower to the Lender Group have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, Borrower's (or Guarantor's, as applicable) financial condition as of the date thereof and results of operations for the period then ended. There has not been a Material Adverse Change with respect to Borrower (or Guarantor, as applicable) since the date of the latest financial statements submitted to the Lender Group on or before the Closing Date or the Amendment No. 2 Closing Date, as applicable.

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          5.10 Fraudulent Transfer.

               (a) After giving effect to the transactions taking place on the Amendment No. 2 Closing Date, Borrower individually is, and the Loan Parties taken as a whole are, Solvent.

               (b) No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay or defraud either present or future creditors of any Loan Party.

          5.11 Employee Benefits. None of Borrower any of its Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan. Each Loan Party and each ERISA Affiliate has satisfied the minimum funding standards of ERISA, the IRC, the Canadian Employee Benefit Laws and any other applicable laws relating to employee benefits, with respect to each Benefit Plan to which it is obligated to contribute. No ERISA Event has occurred nor has any other event occurred that may result in an ERISA Event that reasonably could be expected to result in a Material Adverse Change. No Loan Party or any ERISA Affiliate is required to provide security to any Benefit Plan under Section 401(a)(29) of the IRC or under Canadian Employee Benefit Laws.

          5.12  Environmental  Condition.  Except as set forth on Schedule 5.12,
(a) to each Domestic Loan Party's knowledge, no assets of any Loan Party has ever been used by any such Loan Party or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such production, storage, handling, treatment, release or transport was in violation, in any material respect, of applicable Environmental Law, (b) to each Domestic Loan Party's knowledge, no properties or assets of any Loan Party has ever been designated or identified in any manner pursuant to environmental protection statute as a Hazardous Materials disposal site, (c) no Loan Party has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by any such Loan Party, and (d) Borrower has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, provincial or state governmental agency concerning any action or omission by Borrower resulting in the releasing or disposing of Hazardous Materials into the environment.

          5.13 Brokerage Fees. Other than Jefferies & Company, no Loan Party has utilized the services of any broker or finder in connection with Borrower's obtaining financing from the Lender Group under this Agreement, and, other than Jefferies & Company, no brokerage commission or finders fee is payable by any Loan Party in connection herewith.

          5.14 Intellectual Property. Each Loan Party owns, or holds licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted. Attached hereto as Schedule 5.14 is a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which each Domestic Loan Party is the owner or is an exclusive licensee.

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

          5.15 Leases. Each Loan Party enjoys peaceful and undisturbed possession under all leases material to the business of such Loan Party and to which it is a party or under which it is operating. All of such leases are valid and subsisting and no material default by such Loan Party exists under any of them. There are no leases, subleases, contracts or other operating agreements that allocate operating expenses to Borrower or any Guarantor in excess of Borrower's or any Guarantor's working interest of record in the particular Oil and Gas Property subject to such lease, the sublease, contract or other operating agreement.

          5.16 DDAs. Set forth on Schedule 5.16 are all of each Loan Party's DDAs, including, with respect to each depository (i) the name and address of such depository and (ii) the account numbers of the accounts maintained with such depository.

          5.17 Compliance with the Law. No Loan Party has violated any laws or failed to obtain any material license, permit, franchise or other authorization from any Governmental Authority necessary for the ownership of any of its Oil and Gas Properties or the conduct of its business. The Oil and Gas Properties of each Loan Party (and assets and properties utilized therewith) have been maintained, operated and developed in a good and workmanlike manner and in substantial conformity with all applicable laws and all rules, regulations and orders of all Governmental Authorities having jurisdiction and in substantial conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of such Oil and Gas Properties; specifically in this connection, (i) except as set forth on Schedule 5.17, after the Closing Date, no Oil and Gas Property of any Loan Party is subject to having allowable production reduced below the full and regular allowable production (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the Closing Date and (ii) none of the wells comprising a part of such Oil and Gas Properties (or assets and properties utilized therewith) is deviated from the vertical by more than the maximum permitted by applicable laws, regulations, rules and orders of any Governmental Authority, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, such Oil and Gas Properties (or in the case of wells located on Real Property utilized therewith, such utilized Real Property) covered by the leases that are the subject of the title opinions delivered pursuant to Section 3.1(u).

          5.18 Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of Borrower in writing to Agent, the Specified
Appointee or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents, or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrower in writing to Agent, the Specified Appointee or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. On the Amendment No. 2 Closing Date, the Amendment No. 2 Closing Date Projections represent, and as of the date on which any other Projections are delivered to Agent or the Specified Appointee, such additional Projections will represent, Borrower's good faith best estimate of its future performance for the periods covered thereby.

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          5.19  Indebtedness.  Set forth on Schedule 5.19 is a true and complete list of all Indebtedness of each Loan Party outstanding on or immediately prior to the Amendment No. 2 Closing Date that is to remain outstanding after the Amendment No. 2 Closing Date, and Schedule 5.19 accurately reflects the aggregate principal amount of such Indebtedness and the principal terms thereof.

          5.20 Oil and Gas Imbalances. Except as set forth on Schedule 5.20 or on the most recent certificate delivered pursuant to Section 6.2(e), on a net basis there are not gas imbalances, take-or-pay oil and gas or other prepayments with respect to Borrower's and Guarantors' Oil and Gas Properties which would require such Person either to make cash settlements for such production or deliver Hydrocarbons produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payments therefor exceeding two percent (2%) of the current monthly production of oil and gas from the Oil and Gas Properties of Borrower and Guarantors in the aggregate.

          5.21 Hedging Agreements. Schedule 5.21 (which schedule, so long as a Default or Event of Default has not occurred and is not continuing, shall be deemed to be amended by the most recent certificate delivered by Borrower pursuant to Section 6.2(d)) sets forth, as of the Amendment No. 2 Closing Date, a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of Hydrocarbons or other commodities) of Borrower and Guarantors, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), all credit support agreements relating thereto (including any margin required or supplied), and the counterparty to each such agreement.

          5.22 Location of Real Property and Leased Premises.

               (a) (i) Part A of Schedule 5.22 lists completely and correctly as of the Amendment No. 2 Closing Date all Real Property (other than Oil and Gas Properties) owned in fee by each Loan Party and the addresses thereof, (ii) Part B of Schedule 5.22 lists completely and correctly as of the Amendment No. 2 Closing Date all Real Property (other than Oil and Gas Properties) leased by each Loan Party and the respective addresses thereof and (iii) Part C of
Schedule 5.22 lists completely and correctly as of the Amendment No. 2 Closing Date all Oil and Gas Properties with a PV-10 of at least $50,000 that are Real Property whether leased or owned by any Loan Party and the respective legal descriptions, addresses (if any), counties and states thereof.

               (b) As of the Amendment No. 2 Closing Date, each Loan Party has valid leasehold interests in the leases described on Schedule 5.22 and such schedule sets forth with respect to each such lease, the commencement date, termination date, renewal options (if any) and annual base rents. Each such lease is valid and enforceable in accordance with its terms in all material respects and is in full force and effect. No consent or approval of any landlord or other third party in connection with any such lease is necessary for any Loan Party to enter into and execute the Loan Documents to which it is a party, except as set forth on Schedule 5.22. To the knowledge of any Loan Party, no other party to any such lease is in default of its obligations thereunder, and no Loan Party (or any other party to any such lease) has at any time delivered


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or received any notice of default  which  remains  uncured  under any such lease and, as of the Amendment No. 2 Closing Date, no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default under any such lease.

               (c) Each Loan Party has good and defensible title to all of its Oil and Gas Properties set forth on Schedule 5.22 which constitute Real Property and good and indefeasible title to all of its Oil and Gas Properties which constitute personal property, except for (i) such imperfections of title which do not in the aggregate materially detract from the value thereof to, or the use thereof in, the business of such Loan Party and (ii) Permitted Liens. The quantum and nature of the interest of such Loan Party in and to the Oil and Gas Properties as set forth in the Initial Reserve Report or the most recent Reserve Report, as the case may be, includes the entire interest of such Loan Party in such Oil and Gas Properties as of the date of the Initial Reserve Report or such applicable Reserve Report delivered by Borrower to Agent and the Specified Appointee pursuant to Section 6.2(e), as the case may be, and are complete and accurate in all material respects as of the date of the Initial Reserve Report or such applicable Reserve Report, as the case may be; and there are no "back-in" or "reversionary" interests held by third parties which could materially reduce the interest of such Loan Party in such Oil and Gas Properties except as expressly set forth in the Initial Reserve Report or the most recent Reserve Report, as the case may be. The ownership of the Oil and Gas Properties by each Loan Party shall not in any material respect obligate any such Loan Party to bear the costs and expenses relating to the maintenance, development or operations of each such Oil and Gas Property in an amount in excess of the working interest of record of such Loan Party in each Oil and Gas Property set forth in the Initial Reserve Report or the most recent Reserve Report, as the case may be.

               (d) Each Loan Party's marketing, gathering, transportation, processing and treating facilities and equipment, together with any marketing, gathering, transportation, processing and treating contracts in effect between and/or among such Loan Party and any other Person, are sufficient to gather transport, process and/or treat, reasonably anticipated volumes of production of Hydrocarbons from the Oil and Gas Properties of the Loan Party.

          5.23 New Notes Documents and Intercreditor Agreement.

               (a) The Borrower's  Indebtedness  incurred or to be incurred from
(i) the Advances on and after the Amendment No. 2 Closing Date and (ii) the issuance of Letters of Credit, in each case, subject to the limitations set forth in this Agreement, does not and will not conflict with or result in a default under any New Notes Document or the Intercreditor Agreement.

               (b) Other than Borrower's Indebtedness that may be incurred under the Loan Documents, the Loan Parties have not created, incurred, assumed, permitted, guaranteed or otherwise become, directly or indirectly, liable with respect to any Indebtedness permitted pursuant to clause (m) of the definition of "Permitted Indebtedness" contained in the New Notes Indenture.

          5.24 Material Contracts. Set forth on Schedule 5.24 is a complete and accurate list as of the Amendment No. 2 Closing Date of all Material Contracts of each Loan Party, showing the parties and subject matter thereof and


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amendments and modifications thereto. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party and, to the knowledge of such Loan Party, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and
(iii) is not in default due to the action of Borrower or, to the knowledge of such Loan Party, any other party thereto.

          5.25 Permits, Etc. Each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business and the Real Property currently owned, leased, managed or operated, or to be acquired, by such Person except for such permits, licenses, authorizations, approvals, entitlements and accreditations the absence of which could not reasonably be expected to result in a Material Adverse Change. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and, to Borrower's knowledge, there is no claim that any thereof is not in full force and effect.

          5.26 Employee and Labor Matters. Except as set forth on Schedule 5.26, there is (a) no unfair labor practice complaint pending or, to Borrower's knowledge, threatened against any Loan Party before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party which arises out of or under any collective bargaining agreement, (b) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or, to the knowledge of Borrower, threatened against any Loan Party and
(c) no union representation question existing with respect to the employees of any Loan Party and no union organizing activity taking place with respect to any of the employees of any of them. Neither any Loan Party nor any ERISA Affiliate of any Loan Party has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state or provincial law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of each Loan Party have not been in violation of the Fair Labor Standards Act, the applicable Canadian provincial employment standards legislation or any other applicable legal requirements. All material payments due from any Loan Party on account of workers compensation, wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party.

          5.27 Bonds and Insurance. Schedule 5.27 contains an accurate and complete description of all performance bonds related to operations on or pertaining to the Oil and Gas Properties, and all material policies of insurance owned or held by Borrower and each Subsidiary. Except as set forth on Schedule 5.27, all such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the Amendment No. 2 Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such bonds and policies are sufficient for compliance with all requirements of law and of all agreements to which Borrower or any of its Subsidiaries is a party; are valid, outstanding and enforceable policies; provide adequate coverage in at least such amounts and against at least such risks (but including in any event public liability) as are required by Governmental Authorities and/or usually insured or bonded against in the same general area by companies engaged in the same or a similar business for the assets and operations of Borrower and each of its Subsidiaries; will remain


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in full force and effect through the respective dates set forth on Schedule 5.27 without the payment of additional premiums except as set forth on Schedule 5.27; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this agreement. Neither Borrower nor any of its Subsidiaries has been refused any bonds or insurance with respect to its assets or operations, nor has its coverage been limited below usual and customary bond or policy limits, by any bonding company or insurance carrier to which it has applied for any such bond or insurance or with which it has carried insurance during the last three years.

          5.28 Nature of Business. Neither Borrower nor Newco Canada is engaged in any business other than the Oil and Gas Business within the continental United States, in the case of Borrower, and Canada, in the case of Newco Canada. Except as otherwise disclosed on Schedule 5.28, no other Loan Party (x) owns any assets or properties used by Borrower or Newco Canada in its Oil and Gas Business or (y) has any liabilities or conducts any business.

     6. AFFIRMATIVE COVENANTS.

          Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations and the termination of this Agreement, Borrower shall and shall cause each of its Subsidiaries to do all of the following:

          6.1 Accounting System. Maintain a system of accounting that enables Borrower to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Agent or the Specified Appointee. Borrower also shall keep a joint interest billing and remittance system with respect to each of the Oil and Gas Properties on which it is the operator and a reporting system that shows, among other things, the value, revenues and profits/losses of the Oil and Gas Properties of Borrower and its Subsidiaries, volume of production and value of sales of Hydrocarbon production, the location and condition of the Equipment and Borrower's positions and liability exposure under all Hedging Agreements.

          6.2 Collateral Reporting. Provide Agent and the Specified Appointee (and if so requested by Agent, with copies for each Lender) with the following documents at the following times in form satisfactory to Agent and the Specified
Appointee:

               (a) daily notices of any dispute or claim that, if adversely determined, would, individually or in the aggregate, result in a liability to the Borrower or any Subsidiary in excess of $500,000;

               (b) as soon as available, but in any event within 30 days after the end of each month, (i) a detailed aging, by total, of the Accounts, including, among other things, lease operating expenses and royalty payments and
(ii) a summary, by vendor of each Loan Party's accounts payable and any book overdraft;

               (c) as soon as available, but in any event within 30 days after the end of each month, a report, in form and substance satisfactory to Agent and the Specified Appointee, setting forth on a well-by-well or unit-by-unit basis and also on an aggregated basis (i) a statement of gross and net sales proceeds of all Hydrocarbons produced from the Oil and Gas Properties of each Loan Party


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and pricing  information  (and in the  aggregate  only on a hedged and  unhedged basis) relating thereto, (ii) the volume and/or quantity of Hydrocarbon products sold for the previous month, (iii) the severance, gross production, occupation and/or gathering taxes deducted from or paid out of the proceeds payable to the
Loan  Parties,   (iv)  the  operating  expenses,   drilling  costs  and  capital
expenditures, (v) the number of wells operated (or the numbers of pooled units), drilled or abandoned, (vi) a statement of all funds received from the sale of Hydrocarbons deposited into the Cash Management Accounts and the portion of such funds collected representing amounts attributable to trust fund taxes or Hydrocarbon Interests of third parties and (vii) such other information as Agent or the Specified Appointee may reasonably request;

               (d) as soon as available, but in any event within 30 days after the end of each month, a report, in form and substance satisfactory to Agent and the Specified Appointee, setting forth, as of the last Business Day of such month, a summary of the hedging positions of each Loan Party under all Hedging Agreements (including, without limitation, any contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of each Loan Party, including the type, term, effective date, termination date and notional principal amounts or volumes, the hedged price(s), interest rate(s) or exchange rate(s), as applicable, and any new credit support agreements relating thereto;

               (e) as soon as available, but in any event not later than 75 days after June 30th and December 31st of each year, a Reserve Report, prepared under the supervision of the chief engineer of Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the Initial Reserve Report, and together with each such Reserve Report, a certificate of an Authorized Person certifying that, to such Person's knowledge (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct, (ii) Borrower or Newco Canada owns good and defensible title to its Oil and Gas Properties evaluated in such Reserve Report and such Oil and Gas Properties are free and clear of all Liens except for Permitted Liens, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take-or-pay or other prepayments with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require any such Loan Party to deliver Hydrocarbons produced from such Oil and Gas Properties or make cash payments at some future time without then or thereafter receiving full payment therefor, (iv) except as set forth on an exhibit to the certificate, none of its Oil and Gas Properties have been sold since the date of the Reserve Report most recently delivered pursuant to this Section 6.2(e), which exhibit shall list all of its Oil and Gas Properties sold and in such detail as is reasonably required by Agent and the Specified Appointee, (v) attached as an exhibit to the certificate is a list of its Oil and Gas Properties added to and deleted from the Reserve Report most recently delivered pursuant to this Section 6.2(e) and a list of all Persons disbursing proceeds to Borrower or any Guarantor, as applicable from its Oil and Gas Properties, (vi) all of the Oil and Gas Properties evaluated by such Reserve Report are subject to a Mortgage, the Agent's Liens and UCC financing statements or PPSA registration statements, that in each case create a first priority perfected Lien in such Oil and Gas Properties in favor of Agent for the benefit of the Lenders, subject only to Permitted Liens that arise by operation of law and are Liens securing obligations for the payment of money not delinquent, (vii) except as set forth on an exhibit to such certificate, none of the Oil and Gas Properties evaluated by such Reserve Report are subject to any farm-out or similar arrangement, and


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

(viii) except as set forth on an exhibit to such certificate, there has not been any change in the working interest or net revenue interest of any Loan Party in any of the Oil and Gas Properties included on such Reserve Report; provided, however, that, notwithstanding the foregoing semi-annual reporting requirement of this Section 6.2(e), Borrower, Agent or the Specified Appointee may have a Reserve Report prepared more frequently than semi-annually and such Reserve Report shall be used to update the Borrowing Base to the extent such Reserve Report complies with the requirements set forth in this Section 6.2(e) and is otherwise satisfactory to Agent;

               (f) as soon as available, but in any event within 30 days after the end of each quarter ending after the Amendment No. 2 Closing Date, (i) an Officer's Certificate setting forth the Borrowing Base, current as of the last day of such quarter, supported by schedules showing the derivation thereof, including the calculation of the PV-10 of the Proved Reserves composing the Borrowing Base and containing such detail and other information as Agent may request from time to time, provided, that (A) the Borrowing Base set forth in the Borrowing Base Certificate shall be determined pursuant to the information set forth in the Reserve Report most recently delivered by Borrower pursuant to
Section 6.2(e), such calculation to be made by multiplying (x) the volumetric quantity of the categories of estimated Proved Reserves set forth in such Reserve Report less such aggregate projected production volumes of Proved Reserves since the date of and as provided in such Reserve Report by (y) the applicable NYMEX Strip Price as of the last Business Day of the quarter preceding the date of the delivery by Borrower of such report to Agent, (B) such Borrowing Base shall be effective from and including the date such Borrowing Base Certificate is duly received by Agent but not including the date on which a subsequent Borrowing Base Certificate is received by Agent unless Agent disputes the eligibility of any Oil and Gas Property for inclusion in the calculation of the Borrowing Base or the valuation thereof by notice of such dispute to Borrower and (C) in the event of any dispute about the eligibility of any such property included in the calculation of the Borrowing Base or the valuation thereof, Agent's good faith judgment shall control, and (ii) a report, with a certificate of an Authorized Person of Borrower certifying to the completeness and accuracy of the report, discussing (A) any change since the date of such Reserve Report in the categorization of any Oil and Gas Properties among Proved Developed Producing Reserves, Proved Developed Non-Producing Reserves, Provided Undeveloped Reserves and "other", (B) any change in the working interest or net revenue interest in the Oil and Gas Properties of any Loan Party reflected on such Reserve Report, and (C) such other information as Agent or the Specified Appointee shall reasonably consider appropriate or necessary from the perspective of an asset-based lender;

               (g) as soon as available, but in any event not later than 45 days after the end of each quarter, a report, certified by an Authorized Person of
Borrower: (i) setting forth the total amount actually paid by each Loan Party during the preceding quarter for: (A) plugging and abandonment costs for previous or ongoing plugging and abandonment operations pertaining to its Oil and Gas Properties, and (B) general bond and supplemental bond payments pertaining to plugging and abandonment costs; and (ii) estimating the future payments for (A) and (B), above, for each of the succeeding two quarters; and

               (h) upon request by Agent or the Specified Appointee, such other reports as to the Oil and Gas Properties, the other Collateral or the financial condition of Borrower or any of its Subsidiaries.

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

          6.3 Financial Statements, Reports, Certificates. Deliver to Agent and the Specified Appointee, with copies to each Lender:

               (a) as soon as available, but in any event within 30 days (45 days in the case of a month that is the end of one of the first 3 fiscal quarters in a fiscal year) after the end of each month during each of Borrower's fiscal years,

                  (i) a company  prepared  consolidated  balance  sheet,  income
     statement,   and  statement  of  cash  flow  covering  Borrower's  and  its
     Subsidiaries' operations during such period,

                  (ii) a certificate signed by the chief financial officer of Borrower to the effect that:

                  (A) the financial statements delivered hereunder have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Borrower and its Subsidiaries,

                  (B) the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), and

                  (C)  there  does  not  exist  any   condition  or  event  that
          constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrower has taken, is taking, or proposes to take with respect thereto), and

                  (iii) for each month  that is the date on which a covenant  in
     Section 7.20 is to be tested, a Compliance Certificate demonstrating, in reasonable detail, compliance at the end of such period with the applicable covenants contained in Section 7.20, and

               (b) as soon as available, but in any event within 90 days after the end of each of Borrower's fiscal years,

                  (i) financial statements of Borrower and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and the Specified Appointee and certified, without any qualifications (including, without limitation, (A) any going concern or like qualification or exception or (B) any qualification as to the scope of such audit), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management),

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

                  (ii) a certificate of such accountants addressed to Agent, the Specified Appointee and the Lenders stating that such accountants do not have knowledge of the existence of any Default or Event of Default under
     Section 7.20,

               (c) as soon as available, but in any event within 30 days prior to the start of each of Borrower's fiscal years, copies of Borrower's
Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent and the Specified Appointee, in their sole discretions, for the forthcoming 3 years, year by year, and for the forthcoming fiscal year, month by month, certified by the chief financial officer of Borrower as being such officer's good faith best estimate of the financial performance of Borrower during the period covered thereby,

               (d) if and when filed by Borrower,

                  (i) Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports,

                  (ii) any other filings made by Borrower with the SEC,

                  (iii) copies of Borrower's federal income tax returns, and any amendments thereto, filed with the Internal Revenue Service, and

                  (iv) any other information that is provided by Borrower to its shareholders,

               (e) if and when filed by any Loan Party and as requested by Agent or the Specified Appointee, satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which (i) such Loan Party conducts business or is required to pay any such excise tax, (ii) where such Loan Party's failure to pay any such applicable excise tax would result in a Lien on the properties or assets of such Loan Party, or (iii) where such Loan Party's failure to pay any such applicable excise tax reasonably could be expected to result in a Material Adverse Change,

               (f) promptly after sending or receipt thereof, copies of any material notice or other correspondence sent to, or received from, any Governmental Authority related to the Oil and Gas Properties of any Loan Party, including, without limitation, notice of any new plugging and abandonment or other performance or other assurance bond requirements related to such Oil and Gas Properties,

               (g) promptly after the commencement thereof, but in any event within five days after the service of process with respect thereto on any Loan Party, notice of all actions, suits or proceedings brought by or against any Loan Party before any Governmental Authority which, if determined adversely to such Loan Party, could result in a Material Adverse Change,

               (h) as soon as Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default, notice thereof and a statement of the curative action that Borrower proposes to take with respect thereto,

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

               (i) (i) promptly after receipt or delivery thereof, copies of any material notices that any Loan Party receives from or sends to any Person in connection with the New Notes Documents and (ii) at least 3 Business Days prior to the effective date thereof, any amendments, modifications, waivers or other changes to any of the New Notes Documents, and

               (j) upon the request of Agent or the Specified Appointee, any other report reasonably requested relating to the financial condition of Borrower or any of its Subsidiaries.

          In addition to the financial statements referred to above, Borrower agrees to deliver financial statements prepared on both a consolidated and consolidating basis and agrees that no Subsidiary of Borrower will have a fiscal year different from that of Borrower. Borrower agrees that its independent certified public accountants are authorized to communicate with Agent and the Specified Appointee and to release to Agent and the Specified Appointee whatever financial information concerning Borrower Agent or the Specified Appointee reasonably may request. Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any request for information by Agent or the Specified Appointee pursuant to or in accordance with this Agreement, and agrees that Agent and the Specified Appointee may contact directly any such accounting firm or service bureau in order to obtain such information.

          6.4 Guarantor Reports. Cause Guarantor to deliver its annual financial statements at the time when Borrower provides its audited financial statements to Agent and the Specified Appointee and copies of all federal income tax returns as soon as the same are available and in any event no later than 30 days after the same are required to be filed by law.

          6.5 Maintenance of Properties.

               (a) Maintain and preserve all of its properties which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder.

               (b) Cause to be done all things necessary to preserve and keep in good repair, working order and efficiency all the Oil and Gas Properties of each Loan Party and other material assets including, without limitation, all equipment, machinery, facilities, and marketing, gathering, transportation and processing assets and, from time to time, will make all the reasonably necessary repairs, renewals and replacements so that at all times the state and conditions of such Oil and Gas Properties and other material assets will be fully preserved and maintained, except to the extent a portion of such assets is no longer capable of producing Hydrocarbons in economically reasonable amounts.

               (c) Promptly: (i) pay and/or discharge or cause to be paid and/or discharged, all rentals, royalties, expenses, taxes and Indebtedness accruing under the lease or other agreements affecting or pertaining to the Oil and Gas Properties of each Loan Party, (ii) perform, observe and comply or make reasonable and customary efforts to cause to be performed, observed and complied with, in accordance with usual and customary industry standards, the obligations


                                       85
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required  by  each  and  all  of the  assignments,  deeds,  leases,  sub-leases, contracts and agreements affecting its interests in such Oil and Gas Properties and the accompanying elements therefrom and other material properties so long as such properties are capable of producing Hydrocarbons and the accompanying elements in quantities and at prices providing for continued efficient and profitable operations of business and (iii) do all other things necessary to keep unimpaired, except for Permitted Liens, its rights with respect thereto and prevent any forfeiture thereof or a default thereunder, except to the extent a portion of such properties is no longer capable of producing Hydrocarbons in economically reasonable amounts.

               (d) Operate its Oil and Gas Properties and other material properties or cause or make reasonable and customary efforts to cause such Oil and Gas Properties and other material properties to be operated on a continuous basis for the production of Hydrocarbons and in a careful and efficient manner in accordance with the usual and customary practices of the industry and in substantial compliance with all applicable contracts and agreements and in compliance in all material respects with all material laws.

               (e) Operate and produce, as a reasonably prudent operator, the Oil and Gas Properties of the Loan Parties in accordance with good engineering practices and the following requirements: (i) the amount of Hydrocarbons produced from any well shall not exceed in any month the lower of (A) the maximum amount that such well is capable of producing at its maximum efficient rate of flow and (B) the respective allowable rate of flow under applicable orders, rules, regulations or laws, if any; (ii) the amount of Hydrocarbons produced from the Loan Parties' wells shall be sufficient to prevent a net migration of Hydrocarbons from the reservoirs to which Proved Reserves are attributed; and (iii) subject to field rules established by any Governmental Authority having or asserting jurisdiction, the amount of Hydrocarbons produced from the Loan Parties' wells shall be equitable and ratable, based on factors used in determining such field rules.

               (f) To the extent the interests in Oil and Gas Properties of Borrower or Newco Canada (other than working interests of record) are operated by Persons other than Borrower or Newco Canada, Borrower shall cause any owner or operator of such Oil and Gas Properties to comply with this Section 6.5; provided, however, that it shall not be a breach of this Section 6.5 if such owners or operators are not in compliance with this Section 6.5 on Oil and Gas Properties of Borrower or Newco Canada with an aggregate PV-10 for all such Oil and Gas Properties of less than $200,000.

          6.6 Taxes. Cause all assessments, remittances, source deductions, and taxes (including, without limitation, withholding taxes), whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed ("Tax Payments") against any Loan Party or any of such Loan Party's assets to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such Tax Payment shall be the subject of a Permitted Protest. Each Loan Party will make timely payment or deposit of all Tax Payments required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent and the Specified Appointee with proof satisfactory to Agent and the Specified Appointee indicating that each such Loan Party has made such Tax Payments or deposits. Borrower shall


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deliver  satisfactory  evidence of payment of  applicable  excise  taxes in each jurisdictions in which a Loan Party is required to pay any such excise tax.

          6.7 Insurance.

               (a) At Borrower's expense, maintain insurance respecting its assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Borrower also shall maintain public liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation to the extent Borrower maintains such insurance on the Amendment No. 2 Closing Date or is otherwise required by Agent, in its reasonable discretion, to maintain such insurance after the Amendment No. 2 Closing Date to the extent the premiums related thereto are not at levels commercially unreasonable. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Borrower shall deliver copies of all such policies to Agent with a satisfactory lender's loss payable endorsement naming Agent as sole loss payee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days' prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever. During the period of the drilling of wells and the construction of any other improvements comprising a part of the Oil and Gas Properties of any Loan Party, Borrower shall, or, as applicable, shall cause its contractors or subcontractors to, obtain and maintain well control insurance (including coverage for costs and redrilling) and builder's risk insurance, as applicable, in such form and amounts as is customary in the industry and worker's compensation insurance covering all Persons employed by any Loan Party or its agents or subcontractors of any tier in connection with any construction affecting such Oil and Gas Properties, including, without limitation, all agents and employees of any Loan Party and such Loan Party's subcontractors with respect to whom death or bodily injury claims could be asserted against any Loan Party.

               (b) Borrower shall give Agent and the Specified  Appointee prompt notice of any loss covered by such insurance. So long as no Event of Default has occurred and is continuing, Borrower shall have the right to adjust losses of up to $500,000 in the aggregate. If an Event of Default shall have occurred and is continuing, Agent shall have the exclusive right to adjust any losses payable under any such insurance policies, and in any event shall have the exclusive right to adjust all losses in excess of $500,000 in the aggregate without any liability to any Loan Party whatsoever in respect of such adjustments absent Agent's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, (i) in an amount not to exceed $3,000,000 per year and $9,000,000 in the aggregate over the term of this Agreement, shall, so long as no Default or Event of Default has occurred and is continuing, be paid to Borrower for repair, replacement or restoration of the assets to which the loss relates and (ii) relating to other properties or in excess of such amounts, shall be paid over to Agent to be applied at the option of the Required Lenders either to the prepayment of the Obligations or shall be disbursed to Borrower under staged payment terms reasonably satisfactory to the Required Lenders for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements,  or restorations shall be effected with reasonable  promptness and


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shall be of a value  at  least  equal  to the  value  of the  items of  property destroyed prior to such damage or destruction.

               (c) No Loan Party will take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.7, unless Agent is included thereon as named insured with the loss payable to Agent under a lender's loss payable endorsement or its equivalent. Borrower immediately shall notify Agent and the Specified Appointee whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Agent.

          6.8 Location of Inventory and Equipment. Keep the Equipment only at the locations identified on Schedule 5.3 and 5.22; provided, however, that Borrower may amend Schedule 5.3 so long as such amendment occurs by written notice to Agent and the Specified Appointee not less than 30 days prior to the date on which Equipment is moved to such new location, so long as such new location is within the continental United States or Canada, and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent's Liens on such assets and also provides to Agent a Collateral Access Agreement.

          6.9 Compliance with Laws. Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, including the Fair Labor Standards Act and the Americans With Disabilities Act and other than laws, rules, regulations and orders the non-compliance with which, individually or in the aggregate, would not result in and reasonably could not be expected to result in a Material Adverse Change.

          6.10 Leases. Pay when due all rents and other amounts payable under any leases to which any Loan Party is a party or by which any Loan Party's properties and assets are bound, unless such payments are the subject of a Permitted Protest.

          6.11 Brokerage Commissions. Pay any and all brokerage commission or finders fees incurred in connection with or as a result of Borrower's obtaining financing from the Lender Group under this Agreement. Borrower agrees and acknowledges that payment of all such brokerage commissions or finders' fees shall be the sole responsibility of Borrower, and Borrower agrees to indemnify, defend, and hold Agent, the Specified Appointee and the Lender Group harmless from and against any claim of any broker or finder arising out of Borrower's obtaining financing from the Lender Group under this Agreement.

          6.12 Existence. At all times preserve and keep in full force and effect each Loan Party's valid existence and good standing and any rights and franchises material to each Loan Party's businesses.

          6.13 Environmental. (a) Keep any property either owned or operated by any Loan Party free of any Environmental Liens or post bonds or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) comply, in all material respects, with Environmental Laws and provide to Agent and the Specified Appointee documentation of such compliance which Agent or the Specified Appointee


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reasonably  requests,  (c) promptly notify Agent and the Specified  Appointee of any release of a Hazardous Material in a quantity which is in violation of any Environmental Law from or onto property owned or operated by any Loan Party and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and (d) promptly provide Agent and the Specified Appointee with written notice within 10 days of the receipt of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of any Loan Party, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Loan Party, and (iii) notice of a violation, citation, or other administrative order which reasonably could be expected to result in a Material Adverse Change.

          6.14 Disclosure Updates. Promptly and in no event later than 5 Business Days after obtaining knowledge thereof, (a) notify Agent and the Specified Appointee if any written information, exhibit, or report furnished to the Lender Group contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (b) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof.

          6.15 After Acquired Properties. With respect to any Oil and Gas Property of any Loan Party with a PV-10 of at least $50,000 acquired after the Amendment No. 2 Closing Date by Borrower or Newco Canada or any discovery and/or confirmation of the existence of Hydrocarbons in any property owned or leased by Borrower or Newco Canada, promptly (and in any event within 30 days after the acquisition thereof): (A) execute and deliver to Agent such amendments to the Mortgages or such other documents as Agent shall deem necessary or advisable to grant to Agent, for the benefit of the Lenders, a perfected first priority Lien on such Oil and Gas Property; (B) take all actions necessary or advisable to cause such Lien to be duly perfected in accordance with all applicable law, including, without limitation, the filing of Mortgages, financing statements or PPSA registration statements in such jurisdictions as may be requested by Agent; and (C) deliver to Agent title opinions and/or legal opinions relating to the matters described in clauses (A) and (B) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to Agent.

          6.16 Protection Against Drainage. To the extent that the Oil and Gas Properties of any Loan Party (i) are operated by Borrower or its Subsidiaries, Borrower or its Subsidiaries shall, or shall cause its Subsidiaries to, act as a reasonably prudent operator in an effort to identify and prevent the occurrence of any drainage of Hydrocarbons from such Oil and Gas Properties and (ii) are not operated by Borrower or its Subsidiaries, Borrower shall utilize, or cause its Subsidiaries to utilize, its property and contractual rights as a reasonably prudent owner in an effort to identify and prevent the occurrence of any drainage of Hydrocarbons from such Oil and Gas Properties.

          6.17 Additional Collateral Reviews. Borrower shall, from time to time upon the reasonable request of Agent or the Specified Appointee, take such actions and execute and deliver such documents and instruments as Agent or the Specified Appointee, as applicable, shall require to ensure that Agent and the Specified Appointee shall, at all times, have received satisfactory title reviews (including, if requested, supplemental or new title opinions addressed


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to it), which title opinions shall be in form and substance  acceptable to Agent and the Specified Appointee in their sole discretions and shall include opinions regarding the before payout and after payout ownership interests held by Borrower and Newco Canada, for all wells located on the Oil and Gas Properties covered thereby as to the ownership of Oil and Gas Properties of Borrower and its Subsidiaries.

          6.18 Hedging Agreements. Maintain in effect one or more Commodities Hedging Agreements with respect to its Hydrocarbon production with one or more counterparties rated investment grade by Moody's and Standard & Poor's, or the equivalent by a rating agency acceptable to Agent and the Specified Appointee or with a counterparty otherwise reasonably acceptable to Agent and the Specified Appointee. The aggregate notional volumes of Hydrocarbons covered by such Commodities Hedging Agreements shall constitute not less than 40% and not more than 75% of the Loan Parties' aggregate estimated Hydrocarbon production volumes on an mcf equivalent basis (where one barrel of oil is equal to six mcf of gas) for the succeeding six calendar months on a rolling six calendar month basis for such period from Oil and Gas Properties classified as Proved Developed Producing Reserves as of the date of the most recent Reserve Report delivered pursuant to
Section 6.2(e) plus the estimated production from anticipated drilling by Borrower or its Subsidiaries during such succeeding six months. Borrower shall use such Commodities Hedging Agreements solely as a part of its normal business operations as a risk management strategy and/or hedge against changes resulting from market conditions related to Borrower's and its Subsidiaries' oil and gas operations and not as a means to speculate for investment purposes on trends and shifts in financial or commodities markets.

          6.19 Commercial Tort Claims; Organizational ID Number. Immediately upon obtaining any commercial tort claim, deliver to Agent and the Specified Appointee an updated Schedule 5.5 and the other documents required under Section
4.4. Immediately upon obtaining an organizational identification number (to the extent Borrower has not been issued such number on or prior to the Closing
Date), notify Agent and the Specified Appointee in writing and deliver to Agent and the Specified Appointee an updated Schedule 5.5.

          6.20 Collateral Access Agreement. Borrower shall maintain a Collateral Access Agreement with the landlord of its chief executive office and shall cause Newco Canada to maintain a Collateral Access Agreement with the landlord of its chief executive office.

     7. NEGATIVE COVENANTS.

          Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations and the termination of this Agreement, Borrower will not and will not permit any of its Subsidiaries to do any of the following:

          7.1  Indebtedness.   Create,  incur,  assume,  permit,  guarantee,  or
otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

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               (a)  Indebtedness  evidenced by this Agreement and the other Loan
Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit;

               (b) Indebtedness set forth on Schedule 5.19;

               (c) Permitted Purchase Money Indebtedness;

               (d) refinancings, renewals or extensions of Indebtedness permitted under clauses (b), (c), and (e) of this Section 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as (i) the terms and conditions of such refinancings, renewals or extensions do not, in Agent's and the Specified Appointee's judgment, materially impair the prospects of repayment of the Obligations by any Loan Party or materially impair any Loan Party's creditworthiness, (ii) such refinancings, renewals or extensions do not result in an increase in the principal amount of, or interest rate with respect to, the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are materially more burdensome or restrictive to such Loan Party, (iv) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness and (v) if the Permitted Liens securing the Indebtedness that is refinanced, renewed or extended was subordinated to the Agent's Liens securing the Obligations, then the terms and conditions of such refinancing, renewal, or extension shall include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the Indebtedness being refinanced, renewed or extended;

               (e) Indebtedness evidenced by the New Notes issued pursuant to the terms of the New Notes Indenture, so long as all such Indebtedness and such documents are subject to the Intercreditor Agreement, to the extent provided therein;

               (f) Indebtedness under Hedging Agreements incurred in the ordinary course of business of Borrower and its Subsidiaries consistent with prudent business practice and not for speculative purposes and in accordance with this Agreement;

               (g) Indebtedness associated with bonds or surety obligations required by applicable law in connection with the operation of Borrower's and its Subsidiaries' Oil and Gas Properties;

               (h) Indebtedness comprising Permitted Investments;

               (i) unsecured Indebtedness of a Subsidiary to Borrower in an aggregate principal amount at any time outstanding not to exceed $10,000,000;

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               (j) Indebtedness of Borrower to a Guarantor that is unsecured and subject to an intercompany subordination agreement satisfactory to Agent and the Specified Appointee;

               (k) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that the aggregate amount of such Indebtedness is extinguished within two (2) Business Days of incurrence and does not at any time exceed $50,000;

               (l) Indebtedness of Borrower or any of its Subsidiaries represented by letters of credit for the account of Borrower or any of its Subsidiaries, as the case may be, in order to provide security for workers' compensation claims, payment obligations in connection with self-insurance or similar requirements in the ordinary course of business, to the extent such letters of credit are unsecured and subordinated, in form and substance satisfactory to Agent and the Specified Appointee, to the Obligations; and

               (m) other unsecured Indebtedness of Borrower or any of its Subsidiaries not to exceed $500,000 at any time outstanding.

          7.2 Liens. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced, renewed, or extended under Section 7.1(d) and so long as the replacement Liens only encumber those assets that secured the refinanced, renewed, or extended Indebtedness).

          7.3 Restrictions on Fundamental Changes.

               (a) Enter into any merger, consolidation, reorganization or recapitalization or reclassify its Stock.

               (b) Liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

               (c) Convey, sell, lease, license, assign, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its assets.

          7.4 Disposal of Assets. Other than Permitted Dispositions, convey, sell, lease, license, assign, transfer or otherwise dispose of any of Borrower's assets, including, without limitation, sell, lease, license, assign, farm-out, convey or otherwise transfer any Oil and Gas Property or any interest in any Oil and Gas Property.

          7.5 Change Name. Change any Loan Party's name, organizational identification number, state of incorporation, FEIN, corporate structure or identity or add any new fictitious name; provided, however, that Borrower may change its name upon at least 30 days' prior written notice to Agent of such


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change and so long as, at the time of such written notification, such Loan Party provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent's Liens.

          7.6 Guarantee. Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except (i) by endorsement of instruments or items of payment for deposit to the account of any Loan Party or which are transmitted or turned over to Agent and (ii) guarantees constituting Indebtedness permitted under Section 7.1.

          7.7 Nature of Business. Make any change in the principal nature of its business as described in Section 5.28.

          7.8 Payments, Prepayments and Amendments.

               (a) Prepay, redeem, defease, purchase or otherwise acquire or retire (collectively, "retirements") any Indebtedness of Borrower and its Subsidiaries subordinated to the Obligations, including, without limitation, the Indebtedness evidenced by the New Notes, other than the Obligations in accordance with this Agreement, except, if no Default or Event of Default has occurred and is continuing, (i) any retirement in connection with a refinancing permitted by Section 7.1(d), (ii) retirements of any Indebtedness of Borrower and its Subsidiaries subordinated to the Obligations made with the net proceeds received by Borrower from the issuance of Qualified Junior Capital, subject to the additional conditions, if applicable, set forth in Section 7.1(d), and (iii) retirements of New Notes with the consent of the Required Non-Revolver A Lenders which consent shall not be unreasonably withheld; provided, however, that, (x) if any Revolver A Commitment remains outstanding, the New Notes may not be so retired pursuant to clause (iii) of this Section 7.8(a) unless the Borrowing Base equals or exceeds 175% of the then outstanding Revolver A Commitment and
(y) such transaction shall be subject to the additional conditions, if applicable, set forth in Section 7.1(d).

               (b) Except in connection with a refinancing permitted by Section 7.1(d), directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Sections 7.1(b), (c) or (e); provided, however, that the New Notes Indenture may be amended, or otherwise modified (other than in connection with a refinancing permitted by Section 7.1(d), the terms of which shall be governed by Section 7.1(d)), so long as such amendments or modifications are not on terms and conditions that are more burdensome or restrictive to the Borrower.

               (c) Except in connection with a refinancing permitted by Section 7.1(d), directly or indirectly, by deposit of monies or otherwise, make any payment on account of any principal of, premium, interest, fees or other amounts (excluding expenses payable to the trustee of the New Notes) payable in connection with the Indebtedness under the New Notes Documents; provided, however, that Borrower may make interest payments by issuing additional New Notes to holders of the New Notes.

               (d) (i) Amend, modify or otherwise change its or its Subsidiaries' Governing Documents, including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it with respect to any of its Stock (including any


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shareholders' agreement), or enter into any new agreement with respect to any of its Stock, or (ii) amend, modify or otherwise change any Material Contract, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this paragraph (d) that, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Change.

          7.9  Change  of  Control.   Cause,  permit  or  suffer,   directly  or
indirectly, any Change of Control.

          7.10 Forward Sales. Except in accordance with the ordinary course of the Oil and Gas Business, and except for Permitted Dispositions, enter into or permit to exist any advance payment agreement or other arrangement pursuant to which any Loan Party, having received full or substantial payment of the purchase price for a specified quantity of Hydrocarbons upon entering such agreement or arrangement, is required to deliver, in one or more installments subsequent to the date of such agreement or arrangement, such quantity of Hydrocarbons pursuant to and during the terms of such agreement or arrangement.

          7.11 Distributions. Make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, or retire any of Borrower's Stock, of any class, whether now or hereafter outstanding.

          7.12 Accounting Methods. Modify or change its method of accounting (other than as may be required to conform to GAAP) or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of any Loan Party's accounting records without said accounting firm or service bureau agreeing to provide Agent and the Specified Appointee information regarding the Collateral or any Loan Party's financial condition.

          7.13 Investments. Except for Permitted Investments, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that Borrower and its Subsidiaries shall not have Permitted Investments (other than in the Cash Management Accounts) in deposit accounts or Securities Accounts in excess of $25,000 outstanding at any one time unless or its Subsidiary, as applicable, Borrower and the applicable securities intermediary or bank have entered into Control Agreements governing such Permitted Investments, as Agent shall determine in its Permitted Discretion, to perfect (and further establish) the Agent's Liens in such Permitted Investments.

          7.14 Transactions with Affiliates. Other than with respect to the transactions contemplated by the agreement identified in Part B of Schedule 5.24, directly or indirectly enter into or permit to exist any transaction with any Affiliate of any Loan Party except for transactions that are (i) in the ordinary course of such Loan Party's business, (ii) upon fair and reasonable terms, (iii) fully disclosed to Agent and the Specified Appointee and (iv) no less favorable to such Loan Party than would be obtained in an arm's length transaction with a non-Affiliate.

          7.15 Suspension. Suspend or go out of a substantial portion of its business.

          7.16 Compensation. Increase the annual fee or per-meeting fees paid to any member of its Board of Directors during any year by more than 20% over the prior year; pay or accrue total cash compensation, during any year, to its officers and senior management employees in an aggregate amount in excess of 120% of that paid or accrued in the prior year.

          7.17 Use of Proceeds. Use the proceeds of the Advances for any purpose other than (a) on the Amendment No. 2 Closing Date, (i) as specified in the Disbursement Letter, and (ii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted purposes, including the repurchase of New Notes from time to time.

          7.18 Change in Location of Chief Executive Office; Equipment with Bailees. Relocate its chief executive office to a new location without providing 30 days' prior written notification thereof to Agent and so long as, at the time of such written notification, each Loan Party provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent's Liens and also provides to Agent a Collateral Access Agreement with respect to such new location. The Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Agent's prior written consent.

          7.19 Securities Accounts. Establish or maintain any Securities Account unless Agent shall have received a Control Agreement in respect of such Securities Accounts; provided, that Borrower may maintain a Securities Account not subject to a Control Agreement if (x) the only asset in such account is the common Stock of Borrower which Stock is subject to a registration statement with the SEC and which class is publicly traded on a national securities exchange in the United Stock and (y) the shares of such Stock held in all such accounts will be limited to the shares of such Stock held in such accounts on the Closing Date and proceeds thereof. No Loan Party shall transfer assets out of any Securities Account; provided, however, that, so long as no Event of Default has occurred and is continuing or would result therefrom, each Loan Party may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement.

          7.20 Financial and Related Covenants.

               (a) EBITDA to Fixed Charges Adjusted Ratio. Permit the applicable ratio set forth in the following table to be less than 1.00 to 1.00 for any applicable period set forth in the following table set forth opposite such ratio:

                           Applicable Period                                  Applicable Ratio
         The three month period ending March 31, 2004            (EBITDA  for such period +  $3,000,000)  to
                                                                 (Fixed Charges-Adjusted for such period)
         The six month period ending June 30, 2004               (EBITDA  for such period +  $3,000,000)  to
                                                                 (Fixed Charges-Adjusted for such period)


                                       95

         Any  nine  month  period  ending  on the last day of a  (EBITDA   for  such   period)   to   (Fixed
         fiscal quarter on or after September 30, 2004           Charges-Adjusted for such period)

               (b) Net Cash Interest Coverage Ratio. Permit the Net Cash Interest Coverage Ratio of Borrower and its Subsidiaries to be less than (a) for so long as Section 4.14 of the New Notes Indenture is in effect, 3.00 to 1.00 for any fiscal quarter and (b) on and after the date on which Section 4.14 of the New Notes Indenture is no longer in effect, 2.00 to 1.00 for any fiscal quarter.

               (c) Unrestricted Cash Plus Unused Revolver. Permit the sum of Unrestricted Cash, the Revolver A Unused Amount and the Revolver B Unused Amount as of the end of any fiscal quarter to be less than $2,500,000.

               (d) Minimum Average Monthly Production Volume. Permit the aggregate amount of monthly Hydrocarbon production volumes on an mcf equivalent basis (where one barrel of oil is equal to six mcf of gas) of Borrower and its Subsidiaries (on a consolidated basis) to be less than the amount set forth in the following table for the applicable period set forth opposite thereto:

                                 Applicable Period                            Monthly Average Production
                                                                                         Volume
         Any month in the fiscal quarter ending March 31, 2004                     16.0 mmcfe per day
         Any month in the fiscal quarter ending June 30, 2004                      16.8 mmcfe per day
         Any month in the fiscal quarter ending September 30, 2004                 17.6 mmcfe per day
         Any month in the  fiscal  quarter  ending  December  31,  2004 or         18.4 mmcfe per day
         thereafter

               (e) Minimum Proved Developed Reserves Amount. Permit the Proved Developed Reserves Amount of Borrower and its Subsidiaries on an mcf equivalent basis (where one barrel of oil is equal to six mcf of gas) to be less than 45 bcfe as of June 30 or December 31 of any year.

          7.21 Oil and Gas Imbalances. Enter into any contracts or agreements which warrant production of Hydrocarbons (other than Hedging Agreements otherwise permitted hereunder) and will not hereafter allow gas imbalances, take-or-pay or other prepayment (other than a prepayment related to a Permitted Disposition described in clauses (b), (f), (g) or (h) of the definition thereof) with respect to its Oil and Gas Properties which would require any Loan Party to deliver Hydrocarbons produced on Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor to exceed, during any monthly period two percent (2%) of the current aggregate monthly gas production for such monthly period from the Oil and Gas Properties of any Loan Party.

          7.22 Environmental. Permit the use, handling, generation, storage, treatment, Release or disposal of Hazardous Materials at any Real Property owned, operated or leased by any Loan Party, except in compliance in all material respects with Environmental Laws.

          7.23 Limitation on Leases. Create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Oil and Gas Properties of any kind whatsoever (real or personal, including capital leases but excluding leases of Hydrocarbon Interests and leases directly related to oil and gas field operations), under leases or lease agreements which would cause the aggregate amount of all payments made by such Person pursuant to such leases or lease agreements to exceed $800,000, in any period of twelve consecutive calendar months in the aggregate.

          7.24 [Reserved.]

          7.25 Limitation On Restrictions Of Payment To Be Made By Subsidiaries. The Borrower will not, and will not cause or permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of the Borrower to:

               (a) pay dividends or make any other distributions on or in respect of its capital Stock,

               (b) make loans or advances to, or pay any Indebtedness or other obligation owed to, the Borrower or any other Subsidiary of the Borrower,

               (c) guarantee any Indebtedness or any other obligation of the Borrower or any Subsidiary of the Borrower, or

               (d) transfer any of its property or assets to the Borrower or any other Subsidiary of the Borrower (each such encumbrance or restriction, a "Payment Restriction").

               The preceding will not apply, however, to encumbrances or restrictions existing under or by reason of the following (which are excluded from the term "Payment Restriction"): (i) applicable law, (ii) this Agreement, the New Notes Documents, any security document or any of the security documents entered into in connection with this Agreement, and any document or instrument evidencing, governing or securing any of the Qualified Senior Affiliate Indebtedness (as defined in the New Notes Indenture as in effect on the Amendment No. 2 Closing Date), (iii) customary non-assignment provisions of any contract or any lease governing a leasehold interest of any Subsidiary of the Borrower, (iv) any instrument governing Acquired Indebtedness (as defined in the New Notes Indenture as in effect on the Amendment No. 2 Closing Date), which encumbrance or restriction is not applicable to such Subsidiary, or the properties or assets of such Subsidiary, other than the Person or the properties or assets of the Person so acquired, (v) agreements existing on the Amendment

No. 2 Closing Date to the extent and in the manner such agreements were in effect on the Amendment No. 2 Closing Date, (vi) customary restrictions with respect to a Subsidiary of the Borrower pursuant to an agreement that has been entered into for the sale or disposition of capital Stock or assets of such Subsidiary to be consummated in accordance with the terms of this Agreement solely in respect of the assets or capital Stock to be sold or disposed of,
(vii) any instrument governing a Permitted Lien, to the extent and only to the extent such instrument restricts the transfer or other disposition of assets subject to such Permitted Lien or (viii) an agreement governing Indebtedness incurred pursuant to Section 7.1(d) to refinance Indebtedness issued, assumed or incurred pursuant to an agreement referred to in clause (ii), (iv) or (v) above; provided, however, that the provisions relating to such encumbrance or restriction contained in any such refinancing Indebtedness are no less favorable to the Lender Group in any material respect as determined by the Board of Directors of Borrower in its reasonable and good faith judgment than the provisions relating to such encumbrance or restriction contained in the applicable agreement referred to in such clause(ii), (iv) or (v).

     8. EVENTS OF DEFAULT.

     Any one or more of the following events shall constitute an "Event of Default" under this Agreement:

          8.1 If Borrower fails to pay when due and payable, or when declared due and payable, all or any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts constituting Obligations);

          8.2 (i) If any Loan Party fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Sections 6.1, 6.4, 6.5, 6.6, 6.9 and 6.16 of this Agreement, or comparable provisions of the other Loan Documents, and such failure continues for 15 days, (ii) if any Loan Party fails to perform, keep, or observe any term, provision, condition, covenant or agreement contained in Sections 6.2, 6.3, 6.8 and 6.10 of this Agreement, or comparable provisions of the other Loan Documents, and such failure continues for 5 days, or (iii) if any Loan Party otherwise fails to perform, keep or observe any other term, provision, condition, covenant or agreement contained in this Agreement or in any of the other Loan Documents;

          8.3 If any material portion of Borrower's or any of its Subsidiaries' assets is attached, seized, subjected to a writ or distress warrant, levied upon or comes into the possession of any third Person;

          8.4 If an Insolvency Proceeding is commenced by Borrower or any of its Subsidiaries;

          8.5 If an Insolvency Proceeding is commenced against Borrower or any of its Subsidiaries, and any of the following events occur: (a) Borrower or such Subsidiary consents to the institution of such Insolvency Proceeding against it,
(b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Agent (including any successor agent) and each other member of the Lender Group shall be relieved of their obligations to extend credit hereunder, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Borrower or any of its Subsidiaries, or (e) an order for relief shall have been entered therein;

          8.6 If Borrower or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

          8.7 If a notice of Lien, levy or assessment is filed of record with respect to (a) any of Borrower's or any of its Subsidiaries' assets (other than their Proved Developed Producing Reserves or Proved Developed Non-Producing Reserves), in an amount or with respect to assets in excess of $100,000, or (b) any of Borrower's or any of its Subsidiaries' Proved Developed Producing Reserves or Proved Developed Non-Producing Reserves, by the United States or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon (x) any of Borrower's or any of its Subsidiaries' assets (other than their Proved Developed Producing Reserves or Proved Developed Non-Producing Reserves), in an amount or with respect to assets in excess of $100,000, or (y) any of Borrower's or any of its Subsidiaries' Proved Developed Producing Reserves or Proved Developed Non-Producing Reserves, and the same is not paid before such payment is delinquent;

          8.8 If a judgment or other claim in excess of $100,000 (to the extent not bonded or insured by a bonding or insurance company acceptable to Agent and the Specified Appointee) in the aggregate becomes a Lien or encumbrance upon any material portion of Borrower's or any of its Subsidiaries' assets;

          8.9 If there is a default under any material agreement (including any of the New Notes Documents or any Material Contract) to which Borrower or any of its Subsidiaries is a party and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of Borrower's or its Subsidiaries' obligations thereunder, to terminate such agreement, or to refuse to renew such agreement pursuant to an automatic renewal right therein;

          8.10 If Borrower or any of its Subsidiaries makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness and except as allowed under Section 7.8;

          8.11 If any material misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement or Record made to any member of the Lender Group by Borrower or any of its Subsidiaries or any officer, employee, agent, or director of Borrower or any of its Subsidiaries;

          8.12 If there is a loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by Borrower or any of its Subsidiaries and such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Change;

          8.13 If the obligation of Guarantor under the Guaranty is limited or terminated by operation of law or by Guarantor thereunder;

          8.14 If this Agreement or any other Loan Document that purports to create a Lien shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby; or

          8.15 Any provision of any Loan Document shall at any time for any reason be declared by a court of competent jurisdiction to be null and void or invalid or unenforceable, or the validity or enforceability thereof shall be contested in a proceeding by any Loan Party, or a proceeding shall be commenced by any Loan Party, or by any Governmental Authority having jurisdiction over any Loan Party, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny that it has any liability or obligation purported to be created under any Loan Document.

     9. THE LENDER GROUP'S RIGHTS AND REMEDIES.

          9.1 Rights and Remedies. Upon the occurrence, and during the continuation, of an Event of Default, the Required Lenders (at their election but without notice of their election and without demand) may authorize and instruct Agent to do any one or more of the following on behalf of the Lender Group (and Agent, acting upon the instructions of the Required Lenders, shall do the same on behalf of the Lender Group), all of which are authorized by
Borrower:

               (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

               (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between Borrower and the Lender Group;

               (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of the Lender Group, but without affecting any of the Agent's Liens in the Collateral and without affecting the Obligations;

               (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Agent considers advisable, and in such cases, Agent will credit Borrower's Loan Account with only the net amounts received by Agent in payment of such disputed Accounts after deducting all Lender Group Expenses incurred or expended in connection therewith;

               (e) Without notice to or demand upon Borrower or Guarantor, make such payments and do such acts as Agent considers necessary or reasonable to protect its security interests in the Collateral. Borrower agrees to assemble the Personal Property Collateral if Agent so requires, and to make the Personal Property Collateral available to Agent at a place that Agent may designate which is reasonably convenient to both parties. Borrower authorizes Agent to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Agent's determination appears to conflict with the Agent's Liens and to pay all reasonable expenses incurred in connection therewith and to charge Borrower's Loan Account therefor. With respect to any of Borrower's owned or leased premises, Borrower hereby grants Agent a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Lender Group's rights or remedies provided herein, at law, in equity, or otherwise;

               (f) Without notice to Borrower (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by the Lender Group (including any amounts received in the Cash Management Accounts), or (ii) Indebtedness at any time owing to or for the credit or the account of Borrower held by the Lender Group;

               (g) Hold, as cash collateral, any and all balances and deposits of Borrower held by the Lender Group, and any amounts received in the Cash Management Accounts or the Concentration Account, to secure the full and final repayment of all of the Obligations and apply, to the extent permitted by applicable law, such cash collateral to repay the Obligations;

               (h) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale and sell (in the manner provided for herein) the Personal Property Collateral. Borrower hereby grants to Agent a license or other right to use, without charge, Borrower's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for sale, and selling any Personal Property Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to the Lender Group's benefit; or

               (i) Sell the Personal Property Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Agent determines is commercially reasonable. It is not necessary that the Personal Property Collateral be present at any such sale;

               (j) Give notice of the disposition of the Personal Property Collateral as follows:

                  (i) Agent shall give Borrower and the Specified Appointee a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Personal Property Collateral, the time on or after which the private sale or other disposition is to be made; and

                  (ii) The notice shall be personally delivered or mailed, postage prepaid, to Borrower as provided in Section 12, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Personal Property Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

               (k) Credit bid and purchase at any public sale on behalf of the Lender Group;

               (l) Seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

               (m) Foreclose any or all of the Mortgages and sell the Real Property or cause the Real Property to be sold in accordance with the provisions of the Mortgages and applicable law, and exercise any and all other rights or remedies available to Agent, on behalf of the Lender Group, under the Mortgages, any of the other Loan Documents, at law or in equity with respect to the Collateral encumbered by the Mortgages;

               (n) The Lender Group shall have all other rights and remedies available at law or in equity or pursuant to any other Loan Document; and

               (o) Any deficiency that exists after disposition of the Personal Property Collateral as provided above will be paid immediately by Borrower. Subject to the rights of third Persons, any excess will be returned without interest by Agent to Borrower.

          9.2 Remedies Cumulative. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election or acquiescence by it.

     10. TAXES AND EXPENSES.

     If any Loan Party fails to pay any monies (whether taxes, assessments, remittances, source deductions, insurance premiums or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Agent, in its sole discretion and without prior notice to any Loan Party, may do any or all of the following: (a) make payment of the same or any part thereof,
(b) set up such reserves in Borrower's Loan Account as Agent deems necessary to protect the Lender Group from the exposure created by such failure, or (c) in the case of the failure to comply with Section 6.7 hereof, obtain and maintain insurance policies of the type described in Section 6.7 and take any action with respect to such policies as Agent deems prudent. Any such amounts paid by Agent shall constitute Lender Group Expenses and any such payments shall not constitute an agreement by the Lender Group to make similar payments in the future or a waiver by the Lender Group of any Event of Default under this Agreement. Agent need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

11.      WAIVERS; INDEMNIFICATION.

          11.1 Demand; Protest; etc. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which Borrower may in any way be liable.

          11.2 The Lender Group's Liability for Collateral. Borrower hereby agrees that: (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrower.

          11.3 Indemnification. Borrower shall pay, indemnify, defend, and hold the Agent-Related Persons, the Lender-Related Persons with respect to each Lender, each Participant (subject to Section 14.1(e)(v)), and each of their respective officers, directors, employees, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, amendment, waiver, or administration of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby, and
(b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). The foregoing to the contrary notwithstanding, Borrower shall have no obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrower was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrower with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO


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INDEMNIFIED  LIABILITIES WHICH IN WHOLE OR IN PART CAUSED BY OR ARISE OUT OF ANY
NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

     12. NOTICES.

     Unless otherwise provided in this Agreement, all notices or demands by Borrower, Agent, the Specified Appointee or GCF to the other relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as the Borrower, Agent, the Specified Appointee or GCF, as applicable, may designate to each other in accordance herewith), or telefacsimile to such party at its address set forth below:

                  If to Borrower:      ABRAXAS PETROLEUM CORPORATION
                                       500 North Loop 1604 East, Suite 100
                                       San Antonio, Texas  78232
                                       Attn:  Robert Carington
                                       Fax No.  210-490-8816

                  with copies to:      COX & SMITH INCORPORATED
                                       112 East Pecan, Suite 1800
                                       San Antonio, Texas  78205
                                       Attn:  Steve R. Jacobs, Esq.
                                       Fax No.  210-226-8395

                  If to Agent:         WELLS FARGO FOOTHILL, INC.
                                       2450 Colorado Avenue
                                       Suite 3000 West
                                       Santa Monica, California  90404
                                       Attn:  Business Finance Division Manager
                                       Fax No.  310-478-9788

                  with copies to:      SCHULTE ROTH & ZABEL LLP
                                       919 Third Avenue
                                       New York, New York 10022
                                       Attn:  Frederic L. Ragucci, Esq.
                                       Fax No.  212-593-5955

                  If to GCF:           GUGGENHEIM CORPORATE FUNDING, LLC
                                       135 East 57th Street
                                       New York, New York  10022
                                       Attn:  Managing Director - Abraxas
                                       Fax No.  212-644-8396

                  If to the Specified
                  Appointee:           GUGGENHEIM CORPORATE FUNDING, LLC
                                       135 East 57th Street

                                       New York, New York  10022
                                       Attn:  Managing Director - Abraxas
                                       Fax No.  212-644-8396

          Any party may change the address at which it is receive notices hereunder, by notice in writing in the foregoing manner given to each other party. All notices or demands sent in accordance with this Section 12 shall be deemed given when received.

     13. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

          (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13(b).

          (c) BORROWER AND THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS


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

FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     14. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

          14.1 Assignments and Participations.

               (a) Any Lender may, with the written consent of Agent (provided that no written consent of Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Transferee), assign and delegate to one or more assignees (each an "Assignee") all, or any part of all, of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $5,000,000 (except such minimum amount shall not apply to any Affiliate of a Lender or to a Related Fund or account managed by a Lender); provided, however, that Borrower and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrower and Agent by such Lender and the Assignee, (ii) such Lender and its Assignee have delivered to Borrower and Agent a fully executed Assignment and Acceptance, and (iii) the assignor Lender or Assignee has paid to Agent for Agent's separate account a processing fee in the amount of $5,000. Anything contained herein to the contrary notwithstanding, the consent of Agent shall not be required (and payment of any fees shall not be required) if (x) such assignment is in connection with any merger, consolidation, sale, transfer or other disposition of all or any substantial portion of the business or loan portfolio of such Lender or (y) the assignee is an Affiliate of a Lender or a Related Fund.

               (b) From and after the date that Agent notifies the assignor Lender (with a copy to Borrower) that it has received a fully executed
Assignment and Acceptance and payment (if applicable) of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 11.3 hereof) and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall affect a novation between Borrower and the Assignee.

               (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (4) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (5) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement as are delegated to Agent, by the terms hereof, together with such powers as are reasonably incidental thereto, and (6) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

               (d) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance and receipt and acknowledgment by Agent of such fully executed Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

               (e) Any Lender may at any time, with the written consent of Agent, sell to one or more commercial banks, financial institutions or other Persons not Affiliates of such Lender (a "Participant") participating interests in its Obligations owing to such Lender, the Commitment of such Lender, and the other rights and interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents (provided that no written consent of Agent shall be required in connection with any sale of any such participating interests by a Lender to an Eligible Transferee); provided, however, that (i) the Originating Lender shall remain a "Lender" for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a "Lender" hereunder or under the other Loan Documents and the Originating
Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrower, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no originating Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or a material portion of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant, (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums in respect of the Obligations hereunder in which such Participant is participating, or (F) subordinate Agent's Liens to the Liens of any other creditor of Borrower, and (v) all amounts payable by Borrower hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrower, the Collections or the Collateral or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves. The provisions of this Section 14.1(e) are solely for the benefit of the Lender Group, and Borrower shall not have any rights as a third party beneficiary of such provisions.

               (f) In connection with any such assignment or participation or proposed assignment or participation, a Lender may disclose to a third party all documents and information which it now or hereafter may have relating to Borrower or Borrower's business.

               (g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

               (h) Borrower shall maintain, or cause to be maintained, a register (the "Register") on which it enters the name of a Lender as the registered owner of each Advance held by such Lender. A Registered Loan (and the Registered Note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each Registered Note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the Registered Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the Registered Note, if any evidencing the same), Borrower shall treat the Person in whose name such Registered Loan (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the case of an assignment or delegation covered by Section 14.1(a)(y), the assigning Lender shall maintain a comparable Register on behalf of Borrower.

               (i) In the event that a Lender sells participations in the Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "Participant Register"). A Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each Registered Note shall expressly so provide). Any participation of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

          14.2 Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties hereto; provided, however, that Borrower may not assign this Agreement or any rights or duties hereunder without the Lenders' prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release Borrower from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 14.1 hereof and, except as expressly required pursuant to Section 14.1 hereof, no consent or approval by Borrower is required in connection with any such assignment.

     15. AMENDMENTS; WAIVERS.

          15.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders, which request shall be delivered concurrently to the Specified Appointee) and Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver amendment, or consent shall, unless in writing and signed by all of the Revolving Loan Lenders affected thereby and Borrower, do any of the following:

               (a) increase or extend any Revolver Commitment of any Revolving Loan Lender,

               (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due hereunder or under any other Loan Document,

               (c) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document,

               (d) change the percentage of the Revolver Commitments that is required to take any action hereunder,

               (e) amend, modify or waive this Section 15 or any provision of the Agreement providing for consent or other action by all Lenders or any subset thereof,

               (f) release Collateral other than as permitted by Section 16.12,

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

               (g) change the definition of "Required Lenders", "Required Revolver A Lenders", "Required Non-Revolver A Lenders", or "Pro Rata Share"

               (h) contractually subordinate any of the Agent's Liens,

               (i) release Borrower or any Guarantor from any obligation for the payment of money,

               (j) change, modify or waive Section 2.1(b) or change, modify or waive the definition of "Borrowing Base", "Basis Differential", "NYMEX Strip Price", "PV-10" "Maximum Revolver A Amount", "Maximum Revolver B Amount", "Maximum Senior Debt", "Related Indebtedness" or "Proved Developed Reserves Amount" or

               (k) amend, modify or waive any of the provisions of Sections 2.1(a), 2.3(e), 2.3(i), 2.4(b), 3.6 or 16 (or change any definition of a term used in such Section in a manner adverse to any such Revolving Loan Lender).

          and, provided further, however, that no amendment, waiver or consent shall, unless in writing and signed by Agent, the Specified Appointee, Issuing Lender, or Swing Lender, as applicable, affect the rights or duties of Agent, the Specified Appointee, Issuing Lender, or Swing Lender, as applicable, under this Agreement or any other Loan Document. The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrower, shall not, subject to
Section 14.1(a), require consent by or the agreement of Borrower.

          15.2 Additional Loan Lenders' Amendments and Waivers. No waiver or amendment of, or consent to any departure from, any of the following provisions nor any act to do any of the following set forth in this Section 15.2 by Borrower, shall be effective unless the same shall be in writing and signed by all of the Additional Loan Lenders affected thereby, the Revolving Loan Lenders and Borrower, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given:

                  (i) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment to the Additional Loan Lenders of principal, interest, fees or other amounts due hereunder or under any other Loan Document, to the extent that any postponement or delay would extend the payment date thereof to a date that is on or after the earlier of (i) the Maturity Date and (ii) one Business Day after all Revolving Loan Obligations have been paid in full, all Letters of Credit have been terminated or cash collateralized and all Revolver Commitments have been terminated or reduced to zero,

                  (ii) reduce the principal of, or the rate of interest on, the Additional Loan, or reduce any fees or other amounts, or change the timing of any amounts payable to the Additional Loan Lenders hereunder,

                  (iii) amend, modify or waive Section 2.4(b) to eliminate from such section the requirement to pay the Additional Loan Lenders after all Revolving Loan Obligations have been paid in full, all Letters of Credit have been terminated or cash collateralized and all Revolver Commitments have been terminated or reduced to zero,

                  (iv) amend,  modify or waive Section 2.2, this Section 15.2 or
     Section 15.3 in an manner adverse to the Additional Loan Lenders,

                  (v) amend, modify or waive (i) Section 16.1 to release Agent from serving as the agent to the Additional Loan Lenders unless Agent is released from serving as the agent to both the Revolving Loan Lenders and the Additional Loan Lenders (it being understood that this provision shall not limit or restrict any Person serving as Agent from resigning or be replaced as Agent pursuant to the terms of Section 16.9), or (ii) Section 16.9(b) to permit the appointment of a successor agent by or any Person other than the Additional Loan Lenders,

                  (vi) release Borrower or any Guarantor from any obligation for the payment of money to the Additional Loan Lenders, provided, that, notwithstanding the foregoing, Agent and the Required Lenders may release any Guarantor from its obligations to guarantee in connection with any sale or other disposition of the Stock of, or all or substantially all of the assets of, any Guarantor, whether by merger, consolidation, amalgamation or otherwise, whether or not an Event of Default has occurred or is continuing to the extent such release is applicable to both the Revolving Loan Obligations and the Additional Loan Obligations,

                  (vii) change, modify or waive (i) the definition of "Additional Loan", "Additional Loan Amount", "Additional Loan Commitment", "Additional Loan Lender" Additional Loan Obligation", "Maximum Senior Debt", or "Related Indebtedness" in a manner adverse to the Additional Loan Lenders, or (ii) clause (c) or (d) of the definition of "Pro Rata Share",

                  (viii) change, modify or waive the definition of "Maximum Revolver A Amount" or "Maximum Revolver B Amount".

          Except as otherwise provided in this Section 15.2, the Required Lenders or the Revolving Loan Lenders, as applicable, may change, modify or waive any term or provision of the Loan Documents without the consent of the Additional Loan Lenders, and the effectiveness of any such amendment, modification, or waiver shall not require any action by any Additional Loan Lender.

          15.3 Other Additional Loan Lender Provisions. (a) If any Loan Party shall become subject to an Insolvency Proceeding, and if Agent and the Required Lenders shall desire to permit the use of cash collateral or to provide post-petition financing to such Loan Party, the Additional Loan Lenders agrees as follows: (i) adequate notice to the Additional Loan Lenders shall be deemed to have been provided for such use of cash collateral or post-petition financing if the Additional Loan Lenders receive notice thereof at least three Business Days prior to any hearing on a request to approve such use of cash collateral or


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post-petition  financing, and (ii) no objection will be raised by the Additional
Loan Lenders to any such use of cash collateral or such post-petition financing by Agent and the Required Lenders, provided that (x) the Additional Loan Lenders are granted the same Liens on the post-petition Collateral that may be granted to or for the benefit of Agent and the Revolving Loan Lenders, junior and subordinated only to the Liens of Agent and the Revolving Loan Lenders therein and (y) the aggregate principal amount of pre-petition secured indebtedness together with the aggregate principal amount of financing in such Insolvency Proceeding will not exceed the Maximum Senior Debt (which shall exclude any Indebtedness constituting Bank Product Obligations or Related Indebtedness) less the outstanding Additional Loan. No objection will be raised by the Additional Loan Lenders to Agent's motion for relief from the automatic stay in any proceeding under the Bankruptcy Code to foreclose on and sell the Collateral.

               (b) [Reserved.]

               (c) Any waiver, amendment or consent described in Section 15.2 and Section 15.3 shall apply equally to all of the Additional Loan Lenders and shall be binding upon them, upon each future Additional Loan Lender, whether or not any promissory note evidencing a Additional Loan issued to any Additional Loan Lender shall have been marked to indicate such waiver, amendment or consent. No such amendment or waiver shall extend to or affect any obligation not expressly waived, amended or consented to or impair any right consequent thereon.

               (d) Notwithstanding anything to the contrary, if there is an amendment, restatement, modification, renewal, refunding, refinancing or other replacement of the Revolving Loan Obligations or this Agreement and the other Loan Documents, such amendment, restatement, modification, renewal, refunding, refinancing or other replacement shall not constitute a satisfaction or payment in full of the Revolving Loan Obligations hereunder or a termination of this Agreement and the other Loan Documents and the Revolving Loan Obligations shall be deemed to remain outstanding and each of the Additional Loan Lenders agree to enter into with any successor Revolving Loan Lender that amends, restates, modifies, renews, refunds, refinances or otherwise replaces the Revolving Loan Obligations, an intercreditor and subordination agreement or arrangement on the same terms and with the same priorities set forth in this Agreement.

          15.4 Replacement of Holdout Lender.

               (a) If any action to be taken by the Lender Group or Agent hereunder requires the unanimous consent, authorization, or agreement of all Revolving Loan Lenders, and a Revolving Loan Lender ("Holdout Lender") fails to give its consent, authorization, or agreement, then Agent, upon at least 5 Business Days' prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute Revolving Loan Lenders (each, a "Replacement Lender"), and the Holdout Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

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               (b) Prior to the effective date of such replacement,  the Holdout
Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance Agreement, subject only to the Holdout Lender being repaid its share of the outstanding Revolving Loan Obligations (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance Agreement prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance Agreement. The replacement of any Holdout Lender shall be made in accordance with the terms of Section
14.1. Until such time as the Replacement Lenders shall have acquired all of the Revolving Loan Obligations, the Revolver Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender's Pro Rata Share of Advances and to purchased a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit.

          15.5 No Waivers; Cumulative Remedies. No failure by Agent, the Specified Appointee or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent, the Specified Appointee or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent, the Specified Appointee or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent, the Specified Appointee or any Lender on any occasion shall affect or diminish Agent's, the Specified Appointee's and each Lender's rights thereafter to require strict performance by Borrower of any provision of this Agreement. Agent's, the Specified Appointee's and each Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent, the Specified Appointee or any Lender may have.

     16. AGENT; THE SPECIFIED APPOINTEE; THE LENDER GROUP.

          16.1 Appointment and Authorization of Agent. Each Lender hereby designates and appoints Foothill as its representative under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Section 16. Except as otherwise specifically provided in Sections 16.12 and 16.17, the provisions of this Section 16 are solely for the benefit of Agent, and the Lenders, and Borrower shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word "Agent" is for convenience only, that Foothill is merely the representative of the Lenders, and only has the contractual duties


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set forth  herein.  Except as expressly  otherwise  provided in this  Agreement,
Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Revolving Loan Lenders as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrower, the Obligations, the Collateral or the Collections or otherwise related to any of same as provided in the Loan Documents, (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents, and (h) enter into and perform its duties under the Intercreditor Agreement.

          16.2 Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

          16.3 Liability of Agent Persons. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Borrower or any Subsidiary or Affiliate of Borrower, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent or the Specified Appointee under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Books or properties of Borrower or the books or records or properties of any of Borrower's Subsidiaries or Affiliates.

          16.4 Reliance by Agent and the Specified Appointee. Each of Agent and the Specified Appointee shall be entitled to rely, and shall be fully protected


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in  relying,  upon  any  writing,  resolution,   notice,  consent,  certificate,
affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower or counsel to any Lender), independent accountants and other experts selected by Agent or the Specified Appointee, as applicable. Each of Agent and the Specified Appointee shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent or the Specified Appointee, as applicable, shall first receive such advice or concurrence of the Lenders or the Non-Revolver A Lenders, respectively, as it deems appropriate and until such instructions are received, Agent or the Specified Appointee, as applicable, shall act, or refrain from acting, as it deems advisable. If either of Agent or the Specified Appointee so requests, it shall first be indemnified to its reasonable satisfaction by Lenders or the Non-Revolver A Lenders, respectively, against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent and the Specified Appointee shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Lenders or the Non-Revolver A Lenders, respectively, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders or the Non-Revolver A Lenders, respectively.

          16.5 Notice of Default or Event of Default. Neither Agent nor the Specified Appointee shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except, in the case of Agent, with respect to defaults in the payment of principal, interest fees, and expenses required to be paid to Agent for the account of the Lenders, except with respect to Defaults and Events of Default of which Agent or the Specified Appointee has actual knowledge, unless Agent or the Specified Appointee shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "notice of default". Each of Agent and the Specified Appointee promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders, Agent and the Specified Appointee of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 16.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, however, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

          16.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrower and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and any other Person (other than the Lender Group) party to a Loan Document, and all applicable bank regulatory laws relating to


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the transactions  contemplated  hereby,  and made its own decision to enter into this Agreement and to extend credit to Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and any other Person (other than the Lender Group) party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower and any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

          16.7 Costs and Expenses; Indemnification. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, reasonable attorneys' fees and expenses, costs of collection by outside collection agencies and auctioneer fees and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrower is obligated to reimburse Agent or Lenders for such expenses pursuant to the Loan Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event Agent is not reimbursed for such costs and expenses from Collections received by Agent, each Lender hereby agrees that it is and shall be obligated to pay to or reimburse Agent for the amount of such Lender's Pro Rata Share thereof. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Agent-Related Person's gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance or other extension of credit hereunder.
Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender's ratable share of any costs or out-of-pocket expenses (including attorneys fees' and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations or legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrower. Without limitation of the foregoing, each Non-Revolver A Lender shall reimburse the Specified Appointee and GCF upon demand for such Non-Revolver A Lender's ratable share of any costs or out-of-pocket expenses (including attorneys fees and expenses) incurred by the Specified Appointee or GCF in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations or legal proceedings or otherwise) of, or legal advice in respect of rights or

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responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that each of the Specified Appointee and GCF is not reimbursed for such expenses by or on behalf of Borrower. The undertakings in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent or the Specified Appointee.

          16.8 Agent-Related Persons in Individual Capacity. Agent-Related Persons may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, lending, trust, financial advisory, underwriting or other business with Borrower and its Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though Foothill and GCF were not parties hereto, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, Agent-Related Persons may receive information regarding Borrower or its Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent and Specified Appointee will each use its reasonable best efforts to obtain), neither Agent nor the Specified Appointee shall be under any obligation to provide such information to them. The terms "Lender" and "Lenders" include Foothill in its individual capacity.

          16.9 Successor Agent.

               (a) Agent may resign as Agent upon 45 days' notice to the Lenders. If Agent resigns under this Agreement, the Required Lenders and Agent shall appoint a successor Agent for the Lenders. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Revolver A Loan Lenders, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders and the Specified Appointee may agree in writing to remove and replace Agent with a successor Agent from among the Revolving Loan Lenders. Notwithstanding the foregoing, the Specified Appointee's consent shall be required prior to the appointment of a successor Agent that is not an Affiliate of Wells Fargo.

               (b) After all of the Revolving A Loan Obligations have been paid in full, all Letters of Credit have either been terminated or cash collateralized and the Revolver A Commitments have been terminated, Agent agrees to resign and, promptly, but no later than 45 days following such resignation, the Non-Revolver A Lenders shall designate and appoint a successor Agent.

               (c) Nothing contained in this Section 16.9 shall be construed to limit or eliminate Agent's right to resign as an Agent in accordance with this
Section 16.9. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term "Agent" shall mean such successor Agent and the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 16 shall inure to its benefit as to any


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actions  taken or  omitted  to be taken by it  while  it was  Agent  under  this
Agreement. If no successor Agent has accepted appointment as Agent by the date which is 45 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above. The resigning Agent and the Borrower agrees to cooperate with the successor Agent in effecting the appointment of such successor Agent, including executing such documents and instruments of transfer, and taking such other actions, in each case without recourse, representation or warranty to the resigning Agent, as reasonably requested by such successor Agent.

          16.10 Lender in Individual Capacity. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Borrower and its Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Borrower or its Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender not shall be under any obligation to provide such information to them. With respect to the Swing Loans and Agent Advances, Swing Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the sub-agent of Agent.

          16.11 Withholding Taxes.

               (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the IRC and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the IRC, such Lender agrees with and in favor of Agent and Borrower, to deliver to Agent and
Borrower:

                  (i) if such Lender claims an exemption from withholding tax pursuant to its portfolio interest exception, (a) a statement of the Lender, signed under penalty of perjury, that it is not a (I) a "bank" as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder (within the meaning of Section 881(c)(3)(B) of the IRC), or (III) a controlled foreign corporation described in Section 881(c)(3)(C) of the IRC, and (B) a properly completed IRS Form W-8BEN, before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Borrower;

                  (ii) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Form W-8BEN before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Borrower;

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                  (iii) if such  Lender  claims  that  interest  paid under this
     Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the first payment of any interest is due under this Agreement and at any other time reasonably requested by Agent or Borrower;

                  (iv) such other form or forms as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees promptly to notify Agent and Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

               (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Lender, such Lender agrees to notify Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrower to such Lender. To the extent of such percentage amount, Agent will treat such Lender's IRS Form W-8BEN as no longer valid.

               (c) If any Lender is entitled to a reduction in the applicable withholding tax, Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to Agent, then Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

               (d) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent under this Section, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

               (e) All payments made by Borrower hereunder or under any note will be made without setoff, counterclaim or other defense, except as required by applicable law other than for Taxes (as defined below). All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction (other than the United States) or by any political subdivision or taxing authority thereof or therein (other than of the United States) with respect to such payments (but excluding, any tax imposed by any jurisdiction or by any political


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subdivision or taxing  authority  thereof or therein (i) measured by or based on the net income or net profits of a Lender, or (ii) to the extent that such tax results from a change in the circumstances of the Lender, including a change in the residence, place of organization, or principal place of business of the Lender, or a change in the branch or lending office of the Lender participating in the transactions set forth herein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any note, including any amount paid pursuant to this Section 16.11(e) after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Borrower shall not be required to increase any such amounts payable to Agent or any Lender (i) that is not organized under the laws of the United States, if such Person fails to comply with the other requirements of this Section 16.11, or (ii) if the increase in such amount payable results from Agent's or such Lender's own willful misconduct or gross negligence. Borrower will furnish to Agent as promptly as possible after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrower.

          16.12 Collateral Matters.

               (a) The Lenders hereby irrevocably authorize Agent, at its option and in its sole discretion, to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrower certifies to Agent that the sale or disposition is permitted under Section 7.4 or is permitted under the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which Borrower owned no interest at the time the security interest was granted or at any time thereafter, or (iv) constituting property leased to Borrower under a lease that has expired or is terminated in a transaction permitted under this Agreement. Notwithstanding the foregoing, so long no Event of Default shall have occurred and be continuing, Agent shall, for the benefit and at the request of Borrower, release its Lien on Collateral in a transaction constituting a Permitted Disposition. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or a material portion of the Collateral, all of the Revolving Loan Lenders or (z) otherwise, the Required Lenders. Upon request by Agent or Borrower at any time, the Lenders will confirm in writing Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this Section 16.12; provided, however, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrower in respect of) all interests retained by Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral. To the maximum extent permitted by law, the Additional Loan Lenders waive any right to assert that any release, sale, transfer or other disposition of any Collateral by Agent was not made on commercially reasonable terms.

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               (b)  Agent  shall  have no  obligation  whatsoever  to any of the
Lenders to assure that the Collateral exists or is owned by Borrower or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, absent Agent's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction, in its sole discretion given Agent's own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise provided herein.

          16.13 Restrictions on Actions by Lenders; Sharing of Payments.

               (a) Each of the Lenders agrees that it shall not, without the express consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of Agent, set off against the Obligations, any amounts owing by such Lender to Borrower or any deposit accounts of Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral.

               (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure or setoff or otherwise any proceeds of Collateral or any payments with respect to the Obligations arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or
(ii) payments from Agent in excess of such Lender's Pro Rata Share portion of all such distributions by Agent, such Lender promptly shall (1) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

          16.14 Agency for Perfection. Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting the Agent's Liens in assets which, in accordance with Article 9 of


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the  Code  can be  perfected  only  by  possession.  Should  any  Lender  obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver such Collateral to Agent or in accordance with Agent's instructions.

          16.15 Payments to the Lenders. (a) All payments to be made by Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest of the Obligations.

          (a) All payments to be made by Borrower to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Borrower. Concurrently with each such payment, Borrower shall identify whether such payment (or any portion thereof) represents principal, premium, or interest of the Obligations.

          16.16 Concerning the Collateral and Related Loan Documents. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the benefit of the Lender Group. Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

          16.17  Field   Audits  and   Examination   Reports;   Confidentiality;
Disclaimers by Lenders; Other Reports and Information. By becoming a party to this Agreement, each Lender:

               (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or at the request of Agent, and Agent shall so furnish each Lender with such Reports,

               (b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,

               (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Borrower and will rely significantly upon the Books, as well as on representations of Borrower's personnel,

               (d) agrees, for the benefit of the Lender Group and, notwithstanding Section 16.1, the Loan Parties, to keep all Reports and other material, non-public information regarding Borrower and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner; it being understood and agreed by Borrower that in any event such Lender may make disclosures (a) to counsel for and other advisors, accountants, and auditors to such Lender, (b) reasonably required by any bona fide potential or actual Assignee or Participant in connection with any


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contemplated  or actual  assignment  or  transfer  by such Lender of an interest herein or any participation interest in such Lender's rights hereunder, (c) of information that has become public by disclosures made by Persons other than such Lender, its Affiliates, assignees, transferees, or Participants, or (d) as required or requested by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation, or court order; provided, however, that, unless prohibited by applicable law, statute, regulation, or court order, such Lender shall notify Borrower of any request by any court, governmental or administrative agency, or pursuant to any subpoena or other legal process for disclosure of any such non-public material information concurrent with, or where practicable, prior to the disclosure thereof, and

               (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of Borrower, and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

          In addition to the foregoing: (x) any Revolving Loan Lender may from time to time request of Agent in writing that Agent provide to such Revolving Loan Lender a copy of any report or document provided by Borrower to Agent that has not been contemporaneously provided by Borrower to such Revolving Loan Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Revolving Loan Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrower, any Revolving Loan Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Revolving Loan Lender's notice to Agent, whereupon Agent promptly shall request of Borrower the additional reports or information reasonably specified by such Revolving Loan Lender, and, upon receipt thereof from Borrower, Agent promptly shall provide a copy of same to such Revolving Loan Lender, and (z) any time that Agent renders to Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Revolving Loan Lender.

          16.18 Several Obligations; No Liability. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of the Lenders to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan


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Documents  to the extent any such notice may be  required,  and no Lender  shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 16.7, no member of the Lender Group shall have any liability for the acts or any other member of the Lender Group. No Lender shall be responsible to Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.

          16.19 Successor Specified Appointee.

               (a) A Specified Appointee may resign as Specified Appointee upon 45 days' notice to the Non-Revolver A Lenders. If the Specified Appointee resigns under this Agreement, the Required Non-Revolver A Lenders shall appoint a successor Specified Appointee for such Lenders. If no successor Specified Appointee is appointed prior to the effective date of the resignation of the Specified Appointee, the Specified Appointee may appoint, after consulting with the Non-Revolver A Lenders, a successor Specified Appointee. The Required Non-Revolver A Lenders may agree in writing at any time to remove and replace the Specified Appointee with a successor the Specified Appointee. Notwithstanding the foregoing, Agent's consent shall be required prior to the appointment of a successor Specified Appointee that is not GCF or an Affiliate of GCF.

               (b) Nothing contained in this Section 16.19 shall be construed to limit or eliminate the Specified Appointee's right to resign as a Specified Appointee in accordance with this Section 16.10. In any such event, upon the acceptance of its appointment as successor Specified Appointee hereunder, such successor Specified Appointee shall succeed to all the rights, powers, and duties of the retiring Specified Appointee and the term "Specified Appointee" shall mean such successor Specified Appointee and the retiring Specified
Appointee's appointment, powers, and duties as Specified Appointee shall be terminated. After any retiring Specified Appointee's resignation hereunder as Specified Appointee, the provisions of this Section 16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Specified Appointee under this Agreement. If no successor Specified Appointee has accepted appointment as Specified Appointee by the date which is 45 days following a retiring Specified Appointee's notice of resignation, the retiring Specified Appointee's resignation shall nevertheless thereupon become effective and the Non-Revolver A Lenders shall perform all of the duties of Specified Appointee hereunder until such time, if any, as the Non-Revolver A Lenders appoint a successor Specified Appointee as provided for above.

     17. GENERAL PROVISIONS.

          17.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by Borrower, Agent and each Lender whose signature is provided for on the signature pages hereof or has executed Amendment No.2 or has executed an Assignment and Assumption as a new Lender.

          17.2 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

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          17.3  Interpretation.  Neither this  Agreement nor any  uncertainty or ambiguity herein shall be construed against the Lender Group or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

          17.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          17.5 Amendments in Writing. This Agreement only can be amended by a writing signed by Agent (on behalf of the requisite Lenders), the Specified Appointee and Borrower.

          17.6 Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

          17.7 Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by Borrower or Guarantor or the transfer to the Lender Group of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Borrower or Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

          17.8 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

     18. GUARANTY

          18.1 Guaranty; Limitation of Liability. Each Guarantor (other than Newco Canada) hereby, unconditionally and irrevocably, guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of


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all  Obligations of Borrower now or hereafter  existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of Borrower), fees, expenses or otherwise (such obligations, to the extent not paid by Borrower, being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Lender Group in enforcing any rights under the guaranty set forth in this Section 18. Without limiting the generality of the foregoing, each such Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Borrower to any member of the Lender Group under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Borrower.

          18.2 Guaranty Absolute. Each Guarantor (other than Newco Canada) guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Agent or the Lenders with respect thereto. The obligations of such Guarantor under this Section 18 are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against such Guarantor to enforce such obligations, irrespective of whether any action is brought against Borrower or whether the Borrower is joined in any such action or actions. The liability of such Guarantor under this Section 18 shall be irrevocable, absolute and unconditional irrespective of, and such Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

               (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to Borrower or otherwise;

               (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

               (d) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of Borrower; or

               (e) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by Agent or the Lenders that might otherwise constitute a defense available to, or a discharge of, Guarantor, Borrower or any other guarantor or surety.

          This Section 18 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by a Lender or any other Person upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

          18.3 Waiver. Each Guarantor (other than Newco Canada) hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Section 18 and any requirement that Agent or the Lenders exhaust any right or take any action against Borrower or any other Person or any Collateral. Each Guarantor (other than Newco Canada) acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this
Section 18.3 is knowingly made in contemplation of such benefits. Each Guarantor (other than Newco Canada) hereby waives any right to revoke this Section 18, and acknowledges that this Section 18 is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

          18.4 Continuing Guaranty; Assignments. This Section 18 is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Section 18 and (ii) the Maturity Date, (b) be binding upon each Guarantor (other than Newco Canada), its successors and assigns and
(c) inure to the benefit of and be enforceable by Agent and the Lenders and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Revolver Commitments owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 14.1.

          18.5 Subrogation. Each Guarantor (other than Newco Canada) will not exercise any rights that it may now or hereafter acquire against Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Section 18, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent and the Lenders against Borrower or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this
Section 18 shall have been paid in full in cash and the Maturity Date or earlier termination of this Agreement shall have occurred. If any amount shall be paid to each Guarantor (other than Newco Canada) in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Section 18 and the earlier of the Maturity Date and the early termination of this Agreement, such amount shall be held in trust for the benefit of Agent and the Lenders and shall forthwith be paid to Agent and the Lenders to be credited and applied to the Guaranteed Obligations and all other amounts payable under this

Section 18, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Section 18 thereafter arising. If (i) any Guarantor (other than Newco Canada) shall make payment to Agent and the Lenders of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Section 18 shall be paid in full in cash and (iii) the Maturity Date or earlier termination of this Agreement shall have occurred, Agent and the Lenders will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

                                  Schedule A-1

                                 Agent's Account

     An account at a bank designated by Agent from time to time as the account into which Borrower shall make all payments to Agent for the benefit of the Lender Group and into which the Lender Group shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Borrower and the Lender Group to the contrary, Agent's Account shall be that certain deposit account bearing account number 323-266193 and maintained by Agent with JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, ABA #021000021.


                                  Schedule C-1

                                   Commitments

-------------------------- ----------------------- ------------------------ ----------------------- ------------------------
         Lender                 Revolver A                 Revolver B          Additional Loan         Total Commitment
                                Commitment                 Commitment             Commitment
-------------------------- ----------------------- ------------------------ ----------------------- ------------------------
-------------------------- ----------------------- ------------------------ ----------------------- ------------------------

-------------------------- ----------------------- ------------------------ ----------------------- ------------------------
-------------------------- ----------------------- ------------------------ ----------------------- ------------------------

-------------------------- ----------------------- ------------------------ ----------------------- ------------------------
-------------------------- ----------------------- ------------------------ ----------------------- ------------------------

-------------------------- ----------------------- ------------------------ ----------------------- ------------------------
-------------------------- ----------------------- ------------------------ ----------------------- ------------------------

-------------------------- ----------------------- ------------------------ ----------------------- ------------------------
-------------------------- ----------------------- ------------------------ ----------------------- ------------------------

-------------------------- ----------------------- ------------------------ ----------------------- ------------------------
-------------------------- ----------------------- ------------------------ ----------------------- ------------------------

-------------------------- ----------------------- ------------------------ ----------------------- ------------------------
-------------------------- ----------------------- ------------------------ ----------------------- ------------------------

-------------------------- ----------------------- ------------------------ ----------------------- ------------------------
-------------------------- ----------------------- ------------------------ ----------------------- ------------------------

-------------------------- ----------------------- ------------------------ ----------------------- ------------------------
-------------------------- ----------------------- ------------------------ ----------------------- ------------------------

All Lenders                                 $[  ]                    $[  ]                   $[  ]                    $[  ]
-------------------------- ----------------------- ------------------------ ----------------------- ------------------------

                                  Schedule D-1

                               Designated Account

     Account number 0062243-01 of Borrower maintained with Borrower's Designated Account Bank, or such other deposit account of Borrower (located within the United States) that has been designated as such, in writing, by Borrower to Agent.

     "Designated Account Bank" means International Bank of Commerce, whose office is located at 130 East Travis Street, San Antonio, Texas 78205, and whose ABA number is 114902528.

                                TABLE OF CONTENTS



                                                                                                                 Page
1.       DEFINITIONS AND CONSTRUCTION.............................................................................1

         1.1      Definitions.....................................................................................1
         1.2      Accounting Terms...............................................................................31
         1.3      Code...........................................................................................31
         1.4      Construction...................................................................................32
         1.5      Schedules and Exhibits.........................................................................32

2.       LOANS AND TERMS OF PAYMENT..............................................................................32

         2.1      Revolver Advances..............................................................................32
         2.2      Additional Loan................................................................................34
         2.3      Borrowing Procedures and Settlements...........................................................34
         2.4      Payments.......................................................................................41
         2.5      Overadvances...................................................................................48
         2.6      Interest Rates and Letter of Credit Fee; Rates, Payments and Calculations......................49
         2.7      Cash Management................................................................................51
         2.8      Crediting Payments.............................................................................53
         2.9      Designated Account.............................................................................53
         2.10     Maintenance of Loan Account; Statements of Obligations.........................................53
         2.11     Fees and Charges...............................................................................54
         2.12     Letters of Credit..............................................................................55
         2.13     Capital Requirements...........................................................................58
         2.14     Registered Loans and Registered Notes..........................................................59
         2.15     Repayment of Revolver B Advances and Additional Loan Advances..................................59

3.       CONDITIONS; TERM OF AGREEMENT; TERMINATION OF AGREEMENT AND REDUCTION OF COMMITMENTS....................59

         3.1      Conditions Precedent to the Initial Extension of Credit........................................60
         3.2      [Reserved.]....................................................................................64
         3.3      Conditions Precedent to all Extensions of Credit...............................................65
         3.4      Term...........................................................................................66
         3.5      Effect of Termination..........................................................................66
         3.6      Early Termination; Reduction of Revolver Commitments...........................................66
         3.7      Mandatory Prepayment upon Change of Control....................................................68

4.       CREATION OF SECURITY INTEREST...........................................................................68

         4.1      Grant of Security Interest.....................................................................68
         4.2      Negotiable Collateral..........................................................................69
         4.3      Collection of Accounts, General Intangibles, and Negotiable Collateral.........................69
         4.4      Delivery of Additional Documentation Required..................................................69


         4.5      Power of Attorney..............................................................................70
         4.6      Right to Inspect...............................................................................70
         4.7      Control Agreements.............................................................................71

5.       REPRESENTATIONS AND WARRANTIES..........................................................................71

         5.1      No Encumbrances................................................................................71
         5.2      Equipment......................................................................................72
         5.3      Location of Inventory and Equipment............................................................72
         5.4      Inventory Records..............................................................................72
         5.5      Location of Chief Executive Office; FEIN.......................................................72
         5.6      Due Organization and Qualification; Subsidiaries...............................................72
         5.7      Due Authorization; No Conflict.................................................................73
         5.8      Litigation.....................................................................................74
         5.9      No Material Adverse Change.....................................................................74
         5.10     Fraudulent Transfer............................................................................75
         5.11     Employee Benefits..............................................................................75
         5.12     Environmental Condition........................................................................75
         5.13     Brokerage Fees.................................................................................75
         5.14     Intellectual Property..........................................................................75
         5.15     Leases.........................................................................................76
         5.16     DDAs...........................................................................................76
         5.17     Compliance with the Law........................................................................76
         5.18     Complete Disclosure............................................................................76
         5.19     Indebtedness...................................................................................77
         5.20     Oil and Gas Imbalances.........................................................................77
         5.21     Hedging Agreements.............................................................................77
         5.22     Location of Real Property and Leased Premises..................................................77
         5.23     New Notes Documents and Intercreditor Agreement................................................78
         5.24     Material Contracts.............................................................................78
         5.25     Permits, Etc...................................................................................79
         5.26     Employee and Labor Matters.....................................................................79
         5.27     Bonds and Insurance............................................................................79
         5.28     Nature of Business.............................................................................80

6.       AFFIRMATIVE COVENANTS...................................................................................80

         6.1      Accounting System..............................................................................80
         6.2      Collateral Reporting...........................................................................80
         6.3      Financial Statements, Reports, Certificates....................................................83
         6.4      Guarantor Reports..............................................................................85
         6.5      Maintenance of Properties......................................................................85
         6.6      Taxes..........................................................................................86
         6.7      Insurance......................................................................................87
         6.8      Location of Inventory and Equipment............................................................88
         6.9      Compliance with Laws...........................................................................88
         6.10     Leases.........................................................................................88


         6.11     Brokerage Commissions..........................................................................88
         6.12     Existence......................................................................................88
         6.13     Environmental..................................................................................88
         6.14     Disclosure Updates.............................................................................89
         6.15     After Acquired Properties......................................................................89
         6.16     Protection Against Drainage....................................................................89
         6.17     Additional Collateral Reviews..................................................................89
         6.18     Hedging Agreements.............................................................................90
         6.19     Commercial Tort Claims; Organizational ID Number...............................................90
         6.20     Collateral Access Agreement....................................................................90

7.       NEGATIVE COVENANTS......................................................................................90

         7.1      Indebtedness...................................................................................90
         7.2      Liens..........................................................................................92
         7.3      Restrictions on Fundamental Changes............................................................92
         7.4      Disposal of Assets.............................................................................92
         7.5      Change Name....................................................................................92
         7.6      Guarantee......................................................................................93
         7.7      Nature of Business.............................................................................93
         7.8      Payments, Prepayments and Amendments...........................................................93
         7.9      Change of Control..............................................................................94
         7.10     Forward Sales..................................................................................94
         7.11     Distributions..................................................................................94
         7.12     Accounting Methods.............................................................................94
         7.13     Investments....................................................................................94
         7.14     Transactions with Affiliates...................................................................94
         7.15     Suspension.....................................................................................94
         7.16     Compensation...................................................................................95
         7.17     Use of Proceeds................................................................................95
         7.18     Change in Location of Chief Executive Office; Equipment with Bailees...........................95
         7.19     Securities Accounts............................................................................95
         7.20     Financial and Related Covenants................................................................95
         7.21     Oil and Gas Imbalances.........................................................................96
         7.22     Environmental..................................................................................97
         7.23     Limitation on Leases...........................................................................97
         7.24     Limitation On Restrictions Of Payment To Be Made By Subsidiaries...............................97

8.       EVENTS OF DEFAULT.......................................................................................98


9.       THE LENDER GROUP'S RIGHTS AND REMEDIES.................................................................100

         9.1      Rights and Remedies...........................................................................100
         9.2      Remedies Cumulative...........................................................................102

10.      TAXES AND EXPENSES.....................................................................................102


11.      WAIVERS; INDEMNIFICATION...............................................................................103

         11.1     Demand; Protest; etc..........................................................................103
         11.2     The Lender Group's Liability for Collateral...................................................103
         11.3     Indemnification...............................................................................103

12.      NOTICES................................................................................................104


13.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.............................................................105


14.      ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.............................................................106

         14.1     Assignments and Participations................................................................106
         14.2     Successors....................................................................................109

15.      AMENDMENTS; WAIVERS....................................................................................109

         15.1     Amendments and Waivers........................................................................109
         15.2     Additional Loan Lenders' Amendments and Waivers......................Error! Bookmark not defined.
         15.3     Other Additional Loan Lender Provisions.......................................................111
         15.4     Replacement of Holdout Lender.................................................................112
         15.5     No Waivers; Cumulative Remedies...............................................................113

16.      AGENT; GCF; THE LENDER GROUP...........................................................................113

         16.1     Appointment and Authorization of Agent........................................................113
         16.2     Delegation of Duties..........................................................................114
         16.3     Liability of Protected Group Persons..........................................................114
         16.4     Reliance by Agent and the Specified Appointee.................................................114
         16.5     Notice of Default or Event of Default.........................................................115
         16.6     Credit Decision...............................................................................115
         16.7     Costs and Expenses; Indemnification...........................................................116
         16.8     Protected Group Persons in Individual Capacity................................................117
         16.9     Successor Agent...............................................................................117
         16.10    Lender in Individual Capacity.................................................................118
         16.11    Withholding Taxes.............................................................................118
         16.12    Collateral Matters............................................................................120
         16.13    Restrictions on Actions by Lenders; Sharing of Payments.......................................121
         16.14    Agency for Perfection.........................................................................121
         16.15    Payments by Agent to the Lenders..............................................................122
         16.16    Concerning the Collateral and Related Loan Documents..........................................122
         16.17    Field Audits and Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information
                  122
         16.18    Several Obligations; No Liability.............................................................123
         16.19    Successor Specified Appointee.................................................................124

17.      GENERAL PROVISIONS.....................................................................................124

         17.1     Effectiveness.................................................................................124
         17.2     Section Headings..............................................................................124
         17.3     Interpretation................................................................................125
         17.4     Severability of Provisions....................................................................125
         17.5     Amendments in Writing.........................................................................125
         17.6     Counterparts; Telefacsimile Execution.........................................................125
         17.7     Revival and Reinstatement of Obligations......................................................125
         17.8     Integration...................................................................................125

18.      GUARANTY...............................................................................................125

         18.1     Guaranty; Limitation of Liability.............................................................125
         18.2     Guaranty Absolute.............................................................................126
         18.3     Waiver........................................................................................127
         18.4     Continuing Guaranty; Assignments..............................................................127
         18.5     Subrogation...................................................................................127

Exhibits and Schedules

Exhibit A-1                    Form of Assignment and Acceptance
Exhibit C-1                    Form of Compliance Certificate
Exhibit PV-10                  PV-10 Calculation
Schedule A-1                   Agent's Account
Schedule C-1                   Commitments
Schedule D-1                   Designated Account
Schedule P-1                   Permitted Liens
Schedule 2.7(a)                Cash Management and Concentration Account Banks
Schedule 5.3                   Locations of Equipment
Schedule 5.5                   Chief Executive Office; FEIN
Schedule 5.6(b)                Capitalization of Borrower
Schedule 5.6(c)                Capitalization of Borrower's Subsidiaries
Schedule 5.8                   Litigation
Schedule 5.12                  Environmental Matters
Schedule 5.14                  Intellectual Property
Schedule 5.16                  Demand Deposit Accounts
Schedule 5.17                  Compliance with the Law
Schedule 5.19                  Permitted Indebtedness
Schedule 5.20                  Oil and Gas Imbalances
Schedule 5.21                  Hedging Agreements
Schedule 5.22                  Location of Real Property and Leased Properties
Schedule 5.24                  Material Contracts
Schedule 5.26                  Employee and Labor Matters
Schedule 5.27                  Bonds and Insurance
Schedule 5.28                  Nature of Business